     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 8, 2002
                                                         REGISTRATION NO.
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------
                                    FORM N-14


                             REGISTRATION STATEMENT
                                      UNDER
                          THE SECURITIES ACT OF 1933 [X]

                              ---------------------
                         PRE-EFFECTIVE AMENDMENT NO. [ ]
                        POST-EFFECTIVE AMENDMENT NO. [ ]

                              ---------------------

                                 MORGAN STANLEY
                           AMERICAN OPPORTUNITIES FUND
                         A Massachusetts business trust
               (Exact Name of Registrant as Specified in Charter)

                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                          JERSEY CITY, NEW JERSEY 07311
                    (Address of Principal Executive Offices)

                                 (800) 869-6397
                         (Registrant's Telephone Number)

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS,
                            NEW YORK, NEW YORK 10020
                     (Name and Address of Agent for Service)

                              ---------------------

                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                            Mayer, Brown, Rowe & Maw
                                  1675 Broadway
                            New York, New York 10019

                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                  The Exhibit Index is located on page [   ]

     PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED BY THE REGISTRANT ON FORM N-1A (REGISTRATION NOS. 2-66269; 811-2978).

================================================================================

                                   FORM N-14

                  MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

                             CROSS REFERENCE SHEET

           PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933

PART A OF FORM N-14 ITEM NO.               PROXY STATEMENT AND PROSPECTUS HEADING
------------------------------   ---------------------------------------------------------
1 (a) ........................   Cross Reference Sheet
  (b) ........................   Front Cover Page
  (c) ........................                               *
2 (a) ........................                               *
  (b) ........................   Table of Contents
3 (a) ........................   Fee Table
  (b) ........................   Synopsis
  (c) ........................   Principal Risk Factors
4 (a) ........................   The Reorganization
  (b) ........................   The Reorganization -- Capitalization Table (Unaudited)
5 (a) ........................   Registrant's Prospectus
  (b) ........................                               *
  (c) ........................                               *
  (d) ........................                               *
  (e) ........................   Available Information
  (f) ........................   Available Information
6 (a) ........................   Prospectus of Morgan Stanley Capital Growth Securities
  (b) ........................   Available Information
  (c) ........................                               *
  (d) ........................                               *
7 (a) ........................   Introduction -- General, Record Date; Share Information,
                                  Expenses of Solicitation, Proxies, Vote Required
  (b) ........................                               *
  (c) ........................   Introduction; The Reorganization -- Appraisal Rights
8 (a) ........................   The Reorganization
  (b) ........................                               *
9   ..........................                               *

PART B OF FORM N-14 ITEM NO.          STATEMENT OF ADDITIONAL INFORMATION HEADING
------------------------------   -----------------------------------------------------
10(a) ........................   Cover Page
  (b) ........................                             *
11  ..........................   Table of Contents
12(a) ........................   Additional Information about Morgan Stanley American
                                  Opportunities Fund
  (b) ........................                             *
  (c) ........................
13(a) ........................   Additional Information about Morgan Stanley Capital
                                  Growth Securities
  (b) ........................                             *
  (c) ........................                             *
14    ........................   Registrant's Annual Report for the fiscal year ended
                                  December 31, 2001. Morgan Stanley Capital Growth
                                  Securities' Annual Report for the fiscal year ended
                                  October 31, 2001

 PART C OF FORM N-14 ITEM NO.              OTHER INFORMATION HEADING
------------------------------   -----------------------------------------------
15  ..........................   Indemnification
16  ..........................   Exhibits
17  ..........................   Undertakings

----------
* Not Applicable or negative answer

                    MORGAN STANLEY CAPITAL GROWTH SECURITIES

                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                          JERSEY CITY, NEW JERSEY 07311
                                 (800) 869-NEWS


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 19, 2002


TO THE SHAREHOLDERS OF MORGAN STANLEY CAPITAL GROWTH SECURITIES

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Capital Growth Securities ("Capital Growth") to be held in the Conference Room, 2nd Floor, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311, at 10:00 a.m., New York time, on June 19, 2002, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated January 24, 2002 (the "Reorganization Agreement"), between Capital Growth and Morgan Stanley American Opportunities Fund ("American Opportunities"), pursuant to which substantially all of the assets of Capital Growth would be combined with those of American Opportunities and shareholders of Capital Growth would become shareholders of American Opportunities receiving shares of American Opportunities with a value equal to the value of their holdings in Capital Growth (the "Reorganization"); and

2.   To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on March 21, 2002 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF CAPITAL GROWTH RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary

April  , 2002


--------------------------------------------------------------------------------
  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE
  TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY
  IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE
  ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY
  CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                   MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                          JERSEY CITY, NEW JERSEY 07311
                                 (800) 869-NEWS

                          ACQUISITION OF THE ASSETS OF
                    MORGAN STANLEY CAPITAL GROWTH SECURITIES

                        BY AND IN EXCHANGE FOR SHARES OF
                   MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Capital Growth Securities ("Capital Growth") in connection with an Agreement and Plan of Reorganization, dated January 24, 2002 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Capital Growth will be combined with those of Morgan Stanley American Opportunities Fund ("American Opportunities") in exchange for shares of American Opportunities (the "Reorganization"). As a result of this transaction, shareholders of Capital Growth will become shareholders of American Opportunities and will receive shares of American Opportunities with a value equal to the value of their holdings in Capital Growth. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Capital Growth and American Opportunities, attached hereto as Exhibit A. The address of Capital Growth is that of American Opportunities set forth above. This Proxy Statement also constitutes a Prospectus of American Opportunities, which is dated April , 2002, filed by American Opportunities with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     American Opportunities is an open-end diversified management investment company whose investment objective is to seek long-term capital growth consistent with an effort to reduce volatility. The fund normally invests at least 80% of its assets in a diversified portfolio of common stocks (including depositary receipts) that are traded on a U.S. securities exchange. The fund's Investment Manager, Morgan Stanley Investment Advisors Inc., invests in companies that it believes have earnings growth potential.

     This Proxy Statement and Prospectus set forth concisely information about American Opportunities that shareholders of Capital Growth should know before voting on the Reorganization Agreement. A copy of the Prospectus for American Opportunities dated February 28, 2002, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is American Opportunities' Annual Report for the fiscal year ended December 31, 2001. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated April , 2002, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Capital Growth's Prospectus, dated December 31, 2001, and Annual Report for its fiscal year ended October 31, 2001. Such documents are available without charge by calling (800) 869-NEWS (TOLL FREE).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THIS PROXY STATEMENT AND PROSPECTUS IS DATED APRIL  , 2002.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS

                                                                                              PAGE
                                                                                              ----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      1
  Proxies ................................................................................      2
  Expenses of Solicitation ...............................................................      2
  Vote Required ..........................................................................      3
SYNOPSIS .................................................................................      4
  The Reorganization .....................................................................      4
  Fee Table ..............................................................................      4
  Tax Consequences of the Reorganization .................................................      8
  Comparison of Capital Growth and American Opportunities ................................      8
PRINCIPAL RISK FACTORS ...................................................................     11
THE REORGANIZATION .......................................................................     12
  The Proposal ...........................................................................     12
  The Board's Consideration ..............................................................     12
  The Reorganization Agreement ...........................................................     13
  Tax Aspects of the Reorganization ......................................................     15
  Description of Shares ..................................................................     16
  Capitalization Table (unaudited) .......................................................     17
  Appraisal Rights .......................................................................     17
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     17
  Investment Objectives and Policies .....................................................     17
  Investment Restrictions ................................................................     19
ADDITIONAL INFORMATION ABOUT CAPITAL GROWTH AND AMERICAN
 OPPORTUNITIES ...........................................................................     19
  General ................................................................................     19
  Financial Information ..................................................................     19
  Management .............................................................................     19
  Description of Securities and Shareholder Inquiries ....................................     19
  Dividends, Distributions and Taxes .....................................................     19
  Purchases, Repurchases and Redemptions .................................................     19
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     20
FINANCIAL STATEMENTS AND EXPERTS .........................................................     20
LEGAL MATTERS ............................................................................     20
AVAILABLE INFORMATION ....................................................................     20
OTHER BUSINESS ...........................................................................     20
Exhibit A - Agreement and Plan of Reorganization, dated January 24, 2002, by and between
 Capital Growth and American Opportunities ...............................................    A-1
Exhibit B - Prospectus of American Opportunities dated February 28, 2002 .................    B-1

                    MORGAN STANLEY CAPITAL GROWTH SECURITIES
                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                          JERSEY CITY, NEW JERSEY 07311
                                 (800) 869-NEWS

                              --------------------

                         PROXY STATEMENT AND PROSPECTUS

                              --------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 19, 2002


                                  INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Capital Growth Securities ("Capital Growth"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Capital Growth (the "Board") of proxies to be used at the Special Meeting of Shareholders of Capital Growth to be held in the Conference Room, 2nd Floor, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311, at 10:00 A.M., New York time, on, June 19, 2002 and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about April , 2002.

     At the Meeting, Capital Growth shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated January 24, 2002 (the "Reorganization Agreement"), between Capital Growth and Morgan Stanley American Opportunities Fund ("American Opportunities"), pursuant to which substantially all of the assets of Capital Growth will be combined with those of American Opportunities in exchange for shares of American Opportunities. As a result of this transaction, Shareholders will become shareholders of American Opportunities and will receive shares of American Opportunities equal to the value of their holdings in Capital Growth on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of Capital Growth currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Capital Growth will receive Class A, Class B, Class C or Class D shares of American Opportunities, respectively. The shares to be issued by American Opportunities pursuant to the Reorganization (the "American Opportunities Shares") will be issued at net asset value without an initial sales charge. Further information relating to American Opportunities is set forth herein and in American Opportunities' current Prospectus, dated February , 2002 ("American Opportunities' Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning Capital Growth contained herein has been supplied by Capital Growth and the information concerning American Opportunities contained herein has been supplied by American Opportunities.

RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on March 21, 2002 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date,
there were       shares of Capital Growth issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Capital Growth as of the Record
Date: Class A Shares:         . As of the Record Date, the trustees and
officers of Capital Growth, as a group, owned less than 1% of the outstanding shares of Capital Growth.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of American Opportunities as of the
Record Date: Class A Shares        . As of the Record Date, the trustees and
officers of American Opportunities, as a group, owned less than 1% of the outstanding shares of American Opportunities.

PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by:
(i) delivering written notice of revocation to the Secretary of Capital Growth, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Capital Growth present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Capital Growth
which expenses are expected to approximate $       . Capital Growth and American
Opportunities will bear all of their respective other expenses associated with the Reorganization.

     The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Capital Growth or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust ("Morgan Stanley Trust" or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. In addition Capital Growth may employ Alamo Direct Mail Services Inc. ("Alamo") as proxy
solicitor, the cost of which is not expected to exceed $        .

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.

     In certain instances, Alamo and Morgan Stanley Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. Capital Growth has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by Alamo, additional expenses
would include $     per telephone vote transacted, $     per outbound telephone
contact and costs relating to obtaining Shareholders' telephone numbers, which would be borne by Capital Growth.

VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Capital Growth represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Capital Growth will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, American Opportunities' Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.

THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Capital Growth, subject to stated liabilities, to American Opportunities in exchange for the American Opportunities Shares. The aggregate net asset value of the American Opportunities Shares issued in the exchange will equal the aggregate value of the net assets of Capital Growth received by American Opportunities. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Capital Growth will distribute the American Opportunities Shares received by Capital Growth to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Capital Growth and Capital Growth will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional American Opportunities Shares equal in value to such Shareholder's pro rata interest in the net assets of Capital Growth transferred to American Opportunities. Pursuant to the Reorganization, each Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of Capital Growth currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Capital Growth will become a holder of Class A, Class B, Class C or Class D shares of American Opportunities, respectively. Shareholders holding their shares of Capital Growth in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of American Opportunities; however, such Shareholders will not be able to redeem, transfer or exchange the American Opportunities Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     At least one but not more than 20 business days prior to the Valuation Date, Capital Growth will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Capital Growth's investment company taxable income for all periods since the inception of Capital Growth through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Capital Growth's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF CAPITAL GROWTH ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF CAPITAL GROWTH AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

     The following table briefly describes the fees and expenses that a shareholder of Capital Growth and American Opportunities may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by Capital Growth for its fiscal year ended October 31, 2001, and by American Opportunities for its fiscal year ended December 31, 2001. Capital Growth and American Opportunities each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The table also sets forth pro forma fees for the surviving combined fund (American Opportunities) reflecting what the fee schedule would have been on December 31, 2001, if the Reorganization had been consummated twelve (12) months prior to that date.



Shareholder Fees
----------------

                                                                                                   PRO FORMA
                                                             CAPITAL         AMERICAN               COMBINED
                                                             GROWTH        OPPORTUNITIES     (AMERICAN OPPORTUNITIES)
                                                             ------        -------------     ------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................      5.25%(1)          5.25%(1)               5.25%(1)
Class B ...............................................       none              none                   none
Class C ...............................................       none              none                   none
Class D ...............................................       none              none                   none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS
Class A ...............................................       none              none                   none
Class B ...............................................       none              none                   none
Class C ...............................................       none              none                   none
Class D ...............................................       none              none                   none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (LOAD) (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)
Class A ...............................................       none(2)           none(2)                none(2)
Class B ...............................................      5.00%(3)          5.00%(3)               5.00%(3)
Class C ...............................................      1.00%(4)          1.00%(4)               1.00%(4)
Class D ...............................................       none              none                   none
REDEMPTION FEES
Class A ...............................................       none              none                   none
Class B ...............................................       none              none                   none
Class C ...............................................       none              none                   none
Class D ...............................................       none              none                   none
EXCHANGE FEE
Class A ...............................................       none              none                   none
Class B ...............................................       none              none                   none
Class C ...............................................       none              none                   none
Class D ...............................................       none              none                   none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
----------------------------------------------------------------------------

                                                                                                   PRO FORMA
                                                             CAPITAL         AMERICAN               COMBINED
                                                             GROWTH        OPPORTUNITIES     (AMERICAN OPPORTUNITIES)
                                                             ------        -------------     ------------------------
MANAGEMENT FEES
Class A ...............................................       0.65%            0.46%                   0.46%
Class B ...............................................       0.65%            0.46%                   0.46%
Class C ...............................................       0.65%            0.46%                   0.46%
Class D ...............................................       0.65%            0.46%                   0.46%

                                                                               PRO FORMA
                                          CAPITAL        AMERICAN               COMBINED
                                          GROWTH      OPPORTUNITIES     (AMERICAN OPPORTUNITIES)
                                        ----------   ---------------   -------------------------
DISTRIBUTION AND SERVICE (12B-1) FEES
Class A .............................       0.25%         0.20%                  0.20%
Class B .............................       1.00%         1.00%                  1.00%
Class C .............................       1.00%         1.00%                  1.00%
Class D .............................       none          none                   none
OTHER EXPENSES
Class A .............................       0.19%         0.15%                  0.15%
Class B .............................       0.19%         0.15%                  0.15%
Class C .............................       0.19%         0.15%                  0.15%
Class D .............................       0.19%         0.15%                  0.15%
TOTAL ANNUAL FUND OPERATING EXPENSES
Class A .............................       1.09%         0.81%                  0.81%
Class B .............................       1.84%         1.61%                  1.61%
Class C .............................       1.84%         1.61%                  1.61%
Class D .............................       0.84%         0.61%                  0.61%

----------
(1) Reduced for purchases of $25,000 and over (see "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class C Shares" in each fund's Prospectus).

EXAMPLE

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either Capital Growth or American Opportunities or the new combined fund (American Opportunities), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

     If a Shareholder SOLD His Shares:

                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                         --------   ---------   ---------   ---------
Capital Growth
 Class A .............     $630        $853      $1,094      $1,784
 Class B .............      687         879       1,195       2,159
 Class C .............      287         579         995       2,159
 Class D .............       86         268         466       1,037
American Opportunities
 Class A .............     $603        $770      $  951      $1,474
 Class B .............      664         808       1,076       1,911
 Class C .............      264         508         876       1,911
 Class D .............       62         195         340         762
Pro Forma Combined
 Class A .............     $603        $770      $  951      $1,474
 Class B .............      664         808       1,076       1,911
 Class C .............      264         508         876       1,911
 Class D .............       62         195         340         762


     If a Shareholder HELD His Shares:

                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                         --------   ---------   ---------   ---------
Capital Growth
 Class A .............     $630        $853      $1,094      $1,784
 Class B .............      187         579         995       2,159
 Class C .............      187         579         995       2,159
 Class D .............       86         268         466       1,037
American Opportunities
 Class A .............     $603        $770      $  951      $1,474
 Class B .............      164         508         876       1,911
 Class C .............      164         508         876       1,911
 Class D .............       62         195         340         762
Pro Forma Combined
 Class A .............     $603        $770      $  951      $1,474
 Class B .............      164         508         876       1,911
 Class C .............      164         508         876       1,911
 Class D .............       62         195         340         762

     WHILE CLASS B AND CLASS C SHARES DO NOT HAVE ANY FRONT-END SALES CHARGES, THEIR HIGHER ONGOING ANNUAL EXPENSES (DUE TO HIGHER 12B-1 FEES) MEAN THAT OVER TIME YOU COULD END UP PAYING MORE FOR THESE SHARES THAN IF YOU WERE TO PAY FRONT-END SALES CHARGES FOR CLASS A.

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in each fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Capital Growth and American Opportunities -- Investment Management and Distribution Plan Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Capital Growth will receive an opinion of Mayer, Brown, Rowe & Maw to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Capital Growth or the shareholders of Capital Growth for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF CAPITAL GROWTH AND AMERICAN OPPORTUNITIES

     INVESTMENT OBJECTIVES AND POLICIES. The investment objective of Capital Growth is to seek long-term capital growth. Similarly, the investment objective of American Opportunities is to seek long-term capital growth consistent with an effort to reduce volatility.

     Capital Growth seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks (including depositary receipts). Up to 25% of Capital Growth's net assets may be invested in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange. American Opportunities seeks to achieve its investment objective by normally investing at least 80% of its assets in a diversified portfolio of common stocks (including depositary receipts) that are traded on a U.S. securities exchange.

     Capital Growth's Investment Manager utilizes a computerized screening process designed to find companies that demonstrate in its view a history of consistent improvement in earnings or cash flow and revenues over the past several years, and that are believed to have solid future earnings or cash flow growth characteristics and attractive valuations. American Opportunities' Investment Manager invests in companies that it believes have earnings growth potential. The Investment Manager utilizes a process, know as sector rotation, that emphasizes industry selection over individual company selection, and invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting American Opportunities' target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

     The principal differences between the funds' investment policies are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both Capital Growth and American Opportunities are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Capital Growth and American Opportunities obtain management services from Morgan Stanley Investment Advisors. For the fiscal year ended October 31, 2001, Capital Growth paid Morgan Stanley Investment Advisors monthly compensation calculated daily at an annual rate of 0.65% of the fund's average daily net assets. With respect to American Opportunities, for the fiscal year ended December 31, 2001, the fund paid Morgan Stanley Investment Advisors monthly compensation calculated daily by applying the annual rate of 0.46% to the fund's average daily net assets. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

     Both Capital Growth and American Opportunities have adopted similar distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse Morgan Stanley Distributors Inc. (the "Distributor") and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class

C shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, Capital Growth's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of (a) the average daily aggregate gross sales of the fund's Class B shares since the inception of the fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the fund's Class B shares redeemed since the fund's inception upon which a contingent deferred sales charge ("CDSC") has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares. American Opportunities' Plan provides that, with respect to Class B, the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the plan of distribution adopted by the Fund on April 30, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; (b) the average daily net assets of Class B shares attributable to shares issued, net of shares redeemed, since the inception of the Plan. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to each fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of American Opportunities' shares, see the section entitled "Share Class Arrangements" in American Opportunities' Prospectus, attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Capital Growth and American Opportunities are set forth below under "Purchases, Exchanges and Redemptions."

     OTHER SIGNIFICANT FEES. Both Capital Growth and American Opportunities pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:


                                         CLASS B SHARES OF CAPITAL GROWTH AND
   YEAR SINCE PURCHASE PAYMENT MADE             AMERICAN OPPORTUNITIES
-------------------------------------   -------------------------------------
     First ..........................                5.0%
     Second .........................                4.0%
     Third ..........................                3.0%
     Fourth .........................                2.0%
     Fifth ..........................                2.0%
     Sixth ..........................                1.0%
     Seventh and thereafter .........                none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

     The CDSC charge is paid to the Distributor. Shares of American Opportunities and Capital Growth are distributed by the Distributor and offered by Morgan Stanley DW Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of Capital Growth and American Opportunities, see the section entitled "Share Class Arrangements" in each fund's prospectus.

     Shares of each class of Capital Growth and American Opportunities may be exchanged for shares of the same class of any other Morgan Stanley Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of Capital Growth and American Opportunities may be exchanged for shares of Morgan Stanley Short-Term U.S. Treasury Trust, Morgan Stanley North American Government Income Trust, Morgan Stanley Limited Term Municipal Trust, Morgan Stanley Limited Duration Fund and the five Morgan Stanley Funds that are money market funds (the foregoing nine funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Class A shares of Capital Growth and American Opportunities may also be exchanged for shares of Morgan Stanley Hawaii Municipal Trust and Morgan Stanley Multi-State Municipal Series Trust. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (American Opportunities).

     American Opportunities shares distributed to shareholders as a result of the Reorganization will not be subject to an initial sales charge.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the shareholder held shares of a fund that charged a CDSC (e.g., Capital Growth) will be counted. During the period of time an American Opportunities or Capital Growth shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Capital Growth and American Opportunities provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to American Opportunities, see the section entitled "How to Exchange Shares" in American Opportunities' Prospectus.

     Shareholders of Capital Growth and American Opportunities may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Capital Growth and American Opportunities offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Capital Growth and American Opportunities may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Capital Growth pays dividends from net investment income annually. American Opportunities pays dividends semi-annually. Capital Growth usually distributes net capital gains, if any, in December. American Opportunities usually distributes capital gains, if any, in June and December. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.

                            PRINCIPAL RISK FACTORS

     The share price and return of American Opportunities and Capital Growth will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted.

     Both funds invest in common stocks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. With respect to American Opportunities, the fund's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

     Both funds may invest in foreign securities. With respect to Capital Growth, the fund may invest up to 25% of its net assets in foreign securities not traded in the U.S. on a national securities exchange. American Opportunities may invest up to 20% of its assets in such foreign securities. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of fund shares is quoted in U.S. dollars, the fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the funds' trades effected in those markets and could result in losses to a fund due to subsequent declines in the value of the securities subject to the trades.

     Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     Each fund may also invest in fixed-income securities, which are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

     Each fund may invest in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

     Capital Growth may invest in REITs. REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the fund invests in REITs. The performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

     American Opportunities may purchase and sell stock index futures contracts and may purchase put options on stock indexes and stock index futures. The fund's participation in these markets would subject the fund to certain risks. If the Investment Manager's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the fund (e.g., a reduction in the fund's net asset value or a reduction in the amount of income available for distribution) may leave the fund in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures and options on stock indexes and stock index futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of Capital Growth and in American Opportunities' Prospectus, both of which are incorporated herein by reference.

                              THE REORGANIZATION

THE PROPOSAL

     The Board of Trustees of Capital Growth, including the Independent Trustees, having reviewed the financial position of Capital Growth and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Capital Growth and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Capital Growth.

THE BOARD'S CONSIDERATION

     At a meeting held on January 24, 2002, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Capital Growth and American Opportunities. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of Capital Growth and American Opportunities; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Capital Growth and American Opportunities in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Capital Growth considered that the Reorganization would have the following benefits to
Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" (American Opportunities) will be appreciably lower on a percentage basis than the expenses per share of each corresponding class of Capital Growth. This is primarily attributable to the fact that the investment management fee rate paid by American Opportunities for its last fiscal year (0.46%) is substantially lower than the investment management fee rate paid by Capital Growth for its last fiscal year (0.65%). The Board also noted that American Opportunities' "Other Expenses" for its last fiscal year (0.15%) were significantly lower than Capital Growth's "Other Expenses" for its last fiscal year (0.19%). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of Capital Growth was significantly higher (for its fiscal year ended October 31, 2001) than the expense ratio for each corresponding class of American Opportunities (for its fiscal year ended December 31, 2001).

     2. Shareholders would have continued participation in a fund that invests principally in common stocks.

     3. The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes, pursuant to which no gain or loss will be recognized by Capital Growth or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of American Opportunities, including a majority of the Independent Trustees of American Opportunities, also have determined that the Reorganization is in the best interests of American Opportunities and its shareholders and that the interests of existing shareholders of American Opportunities will not be diluted as a result thereof. The transaction will enable American Opportunities to acquire investment securities which are consistent with American Opportunities' investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the fund are sufficiently minor to warrant taking the opportunity to realize those benefits.

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Capital Growth will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Capital Growth as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to American Opportunities on the Closing Date in exchange for the assumption by American Opportunities of stated liabilities of Capital Growth, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Capital Growth prepared by the Treasurer of Capital Growth as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the American Opportunities Shares; (ii) such American Opportunities Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Capital Growth would be dissolved; and (iv) the outstanding shares of Capital Growth would be canceled.

     The number of American Opportunities Shares to be delivered to Capital Growth will be determined by dividing the aggregate net asset value of each class of shares of Capital Growth acquired by American Opportunities by the net asset value per share of the corresponding class of shares of American Opportunities; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Capital Growth and American Opportunities may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Capital Growth had an aggregate net asset value (not including any Cash Reserve of Capital Growth) of $100,000. If the net asset value per Class B share of American Opportunities were $10 per share at the close of business on the Valuation Date, the number of Class B shares of American Opportunities to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of American Opportunities would be distributed to the former Class B shareholders of Capital Growth. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Capital Growth will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the American Opportunities Shares it receives. Each Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of Capital Growth currently held by that Shareholder. Accordingly, the American Opportunities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of American Opportunities will be distributed to holders of Class A, Class B, Class C and Class D shares of Capital Growth, respectively. American Opportunities will cause its transfer agent to credit and confirm an appropriate number of American Opportunities Shares to each Shareholder. Certificates for American Opportunities Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of American Opportunities. Shareholders who wish to receive certificates representing their American Opportunities Shares must, after receipt of their confirmations, make a written request to American Opportunities' transfer agent Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Capital Growth holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of American Opportunities; however, such Shareholders will not be able to redeem, transfer or exchange the American Opportunities Shares received until the old certificates have been surrendered.


     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Capital Growth or American Opportunities. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Capital Growth, which expenses
are expected to approximate $       . Capital Growth and American Opportunities
will bear all of their respective other expenses associated with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Capital Growth and American Opportunities. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by December 31, 2002, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Capital Growth shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of Capital Growth that received American Opportunities Shares. Capital Growth shall be dissolved and deregistered as an investment company promptly following the distributions of shares of American Opportunities to Shareholders of record of Capital Growth.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Capital Growth (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in American Opportunities Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Capital Growth recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Capital Growth at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Capital Growth thereafter will be treated as requests for redemption of shares of American Opportunities.

TAX ASPECTS OF THE REORGANIZATION

     TAX CONSEQUENCES OF THE REORGANIZATION TO THE SHAREHOLDERS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, Capital Growth and American Opportunities will receive an opinion of Mayer, Brown, Rowe & Maw to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Capital Growth and American Opportunities (including a representation to the effect that American Opportunities has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of Capital Growth acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of Capital Growth's assets in exchange for the American Opportunities Shares and the assumption by American Opportunities of certain stated liabilities of Capital Growth followed by the distribution by Capital Growth of the American Opportunities Shares to Shareholders in exchange for their Capital Growth shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Capital Growth and American Opportunities will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

     2. No gain or loss will be recognized by American Opportunities upon the receipt of the assets of Capital Growth solely in exchange for the American Opportunities Shares and the assumption by American Opportunities of the stated liabilities of Capital Growth;

     3. No gain or loss will be recognized by Capital Growth upon the transfer of the assets of Capital Growth to American Opportunities in exchange for the American Opportunities Shares and the assumption by American Opportunities of the stated liabilities or upon the distribution of American Opportunities Shares to Shareholders in exchange for their Capital Growth shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Capital Growth for the American Opportunities Shares;

     5. The aggregate tax basis for the American Opportunities Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Capital Growth held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the American Opportunities Shares to be received by each Shareholder will include the period during which the shares in Capital Growth surrendered in exchange therefor were held (provided such shares in Capital Growth were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of Capital Growth acquired by American Opportunities will be the same as the tax basis of such assets of Capital Growth immediately prior to the Reorganization; and

     8. The holding period of the assets of Capital Growth in the hands of American Opportunities will include the period during which those assets were held by Capital Growth.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither Capital Growth nor American Opportunities has sought a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

     TAX CONSEQUENCES OF THE REORGANIZATION TO CAPITAL GROWTH AND AMERICAN OPPORTUNITIES. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Capital Growth. The effect of any such limitations will depend on the existence and amount of Capital Growth and American Opportunities capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

     As of October 31, 2001, Capital Growth had capital loss carryovers of approximately $71.4 million and American Opportunities had no capital loss carryovers. Subject to the limitation described in the succeeding paragraph, Capital Growth's capital loss carryovers will be available to offset any capital gains recognized on the disposition of (i) assets acquired by the combined fund after the date of the Reorganization; (ii) assets of American Opportunities held by the combined fund, but only to the extent such capital gains are attributable to an increase in the value of such assets above fair market value of such assets on the date of the Reorganization; and (iii) assets of Capital Growth held by the combined fund. However, the combined fund will be unable to utilize Capital Growth's capital loss carryovers to offset any capital gains recognized on the disposition of American Opportunities' assets acquired in the Reorganization to the extent such capital gains are attributable to the built-in capital gains of such assets on the date of the Reorganization. As of December 21, 2001, American Opportunities had net unrealized capital gains of approximately $171.3 million.

     In addition, under the Code, there will be a limitation on the amount of Capital Growth's capital loss carryovers which can be used to offset capital gains of the combined fund. While the actual amount of such limitation will be determined at the time of the Reorganization, if, for example, the Reorganization had occurred on December 21, 2001, each year approximately $14.5 million of Capital Growth's capital loss carryovers would have been able to be used to offset capital gains of the combined fund.

DESCRIPTION OF SHARES

     American Opportunities shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by American Opportunities and transferable without restrictions and will have no preemptive rights. Class B shares of American Opportunities, like Class B shares of Capital Growth, have a conversion feature pursuant to which approximately ten
(10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in each fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of American Opportunities and Capital Growth as of January 31, 2002 and on a pro forma combined basis as if the Reorganization had occurred on that date:


                                                                           NET ASSET
                                                              SHARES         VALUE
                                          NET ASSETS       OUTSTANDING     PER SHARE
                                      -----------------   -------------   ----------
              CLASS A
-----------------------------------
Capital Growth ....................    $    3,492,740          350,766     $  9.96
American Opportunities ............    $  299,533,610       12,347,325     $ 24.26
Combined Fund (pro forma) .........    $  303,026,350       12,491,296     $ 24.26

              CLASS B
------------------------------------
Capital Growth ....................    $  289,916,821       30,535,996     $  9.49
American Opportunities ............    $6,080,443,060      259,323,834     $ 23.45
Combined Fund (pro forma) .........    $6,370,359,881      271,687,025     $ 23.45

              CLASS C
------------------------------------
Capital Growth ....................    $    1,679,793          175,943     $  9.55
American Opportunities ............    $  225,163,938        9,708,399     $ 23.19
Combined Fund (pro forma) .........    $  226,843,731        9,780,835     $ 23.19

              CLASS D
------------------------------------
Capital Growth ....................    $    2,434,076          240,994     $ 10.10
American Opportunities ............    $  433,676,125       17,635,588     $ 24.59
Combined Fund (pro forma) .........    $  436,110,201       17,734,574     $ 24.59

       TOTAL CLASS A, B, C, D
------------------------------------
Capital Growth ....................    $  297,523,430               --          --
American Opportunities ............    $7,038,816,733               --          --
Combined Fund (pro forma) .........    $7,336,340,163               --          --

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.

        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

     Capital Growth's investment objective is to seek long-term capital growth. Similarly, American Opportunities' investment objective is to seek long-term capital growth consistent with an effort to reduce volatility.

     Capital Growth seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks (including depositary receipts). Capital Growth's Investment Manager utilizes a computerized screening process designed to find companies that demonstrate in its view a history of consistent improvement in earnings or cash flow and revenues over the past several years, and that are believed to have solid future earnings or cash flow growth characteristics and attractive valuations. Up to 25% of Capital Growth's net assets may be invested in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange. Capital Growth may invest the remaining 35% of its assets in fixed-income securities, convertible securities, preferred securities and real estate investment trusts (commonly known as "REITs").

     American Opportunities seeks to achieve its investment objective by normally investing at least 80% of its assets in a diversified portfolio of common stocks (including depositary receipts) that are traded on a U.S. securities exchange. American Opportunities' Investment Manager invests in companies that it believes have earnings growth potential. The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection, and invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting American Opportunities' target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens. The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles. American Opportunities may invest the remaining 20% of its assets in foreign securities (that are not traded in the U.S. on a national securities exchange), convertible securities, preferred securities, fixed-income securities and options and futures (as discussed under "Principal Risk Factors" above). American Opportunities may use options or futures to facilitate trading, to increase or decrease the fund's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the fund's securities or an increase in prices of securities that may be purchased.

     During periods in which, in the opinion of each fund's Investment Manager, market conditions warrant a reduction of some or all of the respective funds' securities holdings, the funds may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in which the funds may invest any amount of their total assets in cash or money market instruments.

     Each of the funds may engage in active and frequent trading of portfolio securities. The Financial Highlights Table at the end of each fund's Prospectus shows each fund's portfolio turnover during recent fiscal years. A portfolio turnover of 200%, for example, is equivalent to the fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the fund's shareholders.

     The investment policies of both Capital Growth and American Opportunities are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Capital Growth and American Opportunities as fundamental policies are substantially similar and are summarized under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows:
(a) American Opportunities may not (i) invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the United States government, its agencies or instrumentalities), and (ii) purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. Capital Growth may not do so as to 75% of its total assets; (b) both funds may not purchase or sell real estate or interests therein, and with respect to American Opportunities, also limited partnership interests, although both funds may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein; and (c) Capital Growth may not invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days, whereas American Opportunities is restricted by the securities laws from investing more than 15% of its net assets in such illiquid securities.

                  ADDITIONAL INFORMATION ABOUT CAPITAL GROWTH
                          AND AMERICAN OPPORTUNITIES

GENERAL

     For a discussion of the organization and operation of American Opportunities and Capital Growth, see "The Fund and its Management," "Investment Objective" and "Principal Investment Strategies" in their respective Prospectuses, and "Fund History" in their respective Statements of Additional Information.

FINANCIAL INFORMATION

     For certain financial information about American Opportunities and Capital Growth, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.

MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager and the Distributor of American Opportunities and Capital Growth, see "Fund Management" in their respective Prospectuses and "Management of the Fund" in their respective Statements of Additional Information.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Capital Growth and American Opportunities, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of American Opportunities' and Capital Growth's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how American Opportunities' and Capital Growth's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of American Opportunities' performance, see management's letter to shareholders in its Annual Report for its fiscal year ended December 31, 2001 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Capital Growth, see its Annual Report for its fiscal year ended October 31, 2001.

                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of American Opportunities, for the fiscal year ended December 31, 2001, and Capital Growth, for the fiscal year ended October 31, 2001, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of American Opportunities will be passed upon by Mayer, Brown, Rowe & Maw, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.

                             AVAILABLE INFORMATION

     Additional information about Capital Growth and American Opportunities is available, as applicable, in the following documents which are incorporated herein by reference: (i) American Opportunities' Prospectus dated February 28, 2002 attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 26 to American Opportunities' Registration Statement on Form N-1A (File Nos. 2-66269; 811-2978); (ii) American Opportunities' Annual Report for its fiscal year ended December 31, 2001, accompanying this Proxy Statement and Prospectus; (iii) Capital Growth's Prospectus dated December 31, 2001 which Prospectus forms a part of Post-Effective Amendment No. 16 to Capital Growth's Registration Statement on Form N-1A (File Nos. 33-32519; 811-5975); and (iv) Capital Growth's Annual Report for its fiscal year ended October 31, 2001. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

     Capital Growth and American Opportunities are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Capital Growth and American Opportunities which are of public record can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                                OTHER BUSINESS

     Management of Capital Growth knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary


April  , 2002

                                                                      EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 24th day of January, 2002, by and between MORGAN STANLEY AMERICAN OPPORTUNITIES FUND, a Massachusetts business trust ("American Opportunities") and MORGAN STANLEY CAPITAL GROWTH SECURITIES, a Massachusetts business trust ("Capital Growth").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to American Opportunities of substantially all of the assets of Capital Growth in exchange for the assumption by American Opportunities of all stated liabilities of Capital Growth and the issuance by American Opportunities of shares of beneficial interest, par value $0.01 per share (the "American Opportunities Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Capital Growth in liquidation of Capital Growth as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION AND LIQUIDATION OF CAPITAL GROWTH

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Capital Growth agrees to assign, deliver and otherwise transfer the Capital Growth Assets (as defined in paragraph 1.2) to American Opportunities and American Opportunities agrees in exchange therefor to assume all of Capital Growth's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Capital Growth the number of American Opportunities Shares, including fractional American Opportunities Shares, determined in the manner set forth in paragraph
2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Capital Growth Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Capital Growth, and any deferred or prepaid expenses shown as an asset on Capital Growth's books on the Valuation Date.

     (b) On or prior to the Valuation Date, Capital Growth will provide American Opportunities with a list of all of Capital Growth's assets to be assigned, delivered and otherwise transferred to American Opportunities and a list of the stated liabilities to be assumed by American Opportunities pursuant to this Agreement. Capital Growth reserves the right to sell any of the securities on such list but will not, without the prior approval of American Opportunities, acquire any additional securities other than securities of the type in which American Opportunities is permitted to invest and in amounts agreed to in writing by American Opportunities. American Opportunities will, within a reasonable time prior to the Valuation Date, furnish Capital Growth with a statement of American Opportunities' investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to American Opportunities' investment objective, policies and restrictions. In the event that Capital Growth holds any investments that American Opportunities is not permitted to hold, Capital Growth will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Capital Growth and American Opportunities, when aggregated, would contain investments exceeding certain percentage limitations imposed upon American Opportunities with respect to such investments, Capital Growth if requested by American Opportunities will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Capital Growth will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. American Opportunities will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Capital Growth prepared by the Treasurer of Capital Growth as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, Capital Growth may establish a cash reserve, which shall not exceed 5% of Capital Growth's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Capital Growth and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Capital Growth to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Capital Growth will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Capital Growth will distribute American Opportunities Shares received by Capital Growth pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Capital Growth Shareholders"). Each Capital Growth Shareholder will receive the class of shares of American Opportunities that corresponds to the class of shares of Capital Growth currently held by that Capital Growth Shareholder. Accordingly, the American Opportunities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of American Opportunities will be distributed to holders of Class A, Class B, Class C and Class D shares of Capital Growth, respectively. Such distribution will be accomplished by an instruction, signed by Capital Growth's Secretary, to transfer American Opportunities Shares then credited to Capital Growth's account on the books of American Opportunities to open accounts on the books of American Opportunities in the names of the Capital Growth Shareholders and representing the respective pro rata number of American Opportunities Shares due such Capital Growth Shareholders. All issued and outstanding shares of Capital Growth simultaneously will be canceled on Capital Growth's books; however, share certificates representing interests in Capital Growth will represent a number of American Opportunities Shares after the Closing Date as determined in accordance with paragraph 2.3. American Opportunities will issue certificates representing American Opportunities Shares in connection with such exchange only upon the written request of a Capital Growth Shareholder.

     1.6 Ownership of American Opportunities Shares will be shown on the books of American Opportunities' transfer agent. American Opportunities Shares will be issued in the manner described in American Opportunities' current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of American Opportunities Shares in a name other than the registered holder of American Opportunities Shares on Capital Growth's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom American Opportunities Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Capital Growth is and shall remain the responsibility of Capital Growth up to and including the date on which Capital Growth is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Capital Growth shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Capital Growth as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Capital Growth, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Capital Growth for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Capital Growth shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing
Date).

     1.10 Copies of all books and records maintained on behalf of Capital Growth in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of American Opportunities or their designee and American Opportunities or its designee shall comply with applicable record retention requirements to which Capital Growth is subject under the 1940 Act.

2. VALUATION

     2.1 The value of the Capital Growth Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Capital Growth of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in American Opportunities' then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a American Opportunities Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in American Opportunities' then current Prospectus and Statement of Additional Information.

     2.3 The number of American Opportunities Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Capital Growth shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of American Opportunities (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Capital Growth shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing American Opportunities. American Opportunities shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Capital Growth and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for American Opportunities, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Capital Growth to the Custodian for the account of American Opportunities on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley American Opportunities Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both American Opportunities and Capital Growth, accurate appraisal of the value of the net assets of American Opportunities or the Capital Growth Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Capital Growth shall deliver to American Opportunities or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Capital Growth Shareholders and the number and percentage ownership of outstanding Capital Growth shares owned by each such Capital Growth Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Capital Growth Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. American Opportunities shall issue and deliver to such Secretary a confirmation evidencing delivery of American Opportunities Shares to be credited on the Closing Date to Capital Growth or provide evidence satisfactory to Capital Growth that such American Opportunities Shares have been credited to Capital Growth's account on the books of American Opportunities. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. COVENANTS OF AMERICAN OPPORTUNITIES AND CAPITAL GROWTH

     4.1 Except as otherwise expressly provided herein with respect to Capital Growth, American Opportunities and Capital Growth each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 American Opportunities will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to American Opportunities Shares ("Registration Statement"). Capital Growth will provide American Opportunities with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Capital Growth will further provide American Opportunities with such other information and documents relating to Capital Growth as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Capital Growth will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Capital Growth will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that American Opportunities will furnish Capital Growth with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to American Opportunities as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Capital Growth will assist American Opportunities in obtaining such information as American Opportunities reasonably requests concerning the beneficial ownership of Capital Growth shares.

     4.5 Subject to the provisions of this Agreement, American Opportunities and Capital Growth will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Capital Growth shall furnish or cause to be furnished to American Opportunities within 30 days after the Closing Date a statement of Capital Growth's assets and liabilities as of the Closing Date, which statement shall be certified by Capital Growth's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Capital Growth shall furnish American Opportunities, in such form as is reasonably satisfactory to American Opportunities, a statement certified by Capital Growth's Treasurer of Capital Growth's earnings and profits for Federal income tax purposes that will be carried over to American Opportunities pursuant to
Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Capital Growth (a) shall prepare and file all Federal and other tax returns and reports of Capital Growth required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 American Opportunities agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

     5.1 American Opportunities represents and warrants to Capital Growth as follows:

         (a) American Opportunities is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) American Opportunities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of American Opportunities have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of American Opportunities are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and American Opportunities is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of American Opportunities conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) American Opportunities is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of American Opportunities' Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which American Opportunities is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against American Opportunities or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and American Opportunities knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended December 31, 2001, of American Opportunities audited by Deloitte & Touche LLP (copies of which have been furnished to Capital Growth), fairly present, in all material respects, American Opportunities' financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of American Opportunities (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) All issued and outstanding American Opportunities Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in American Opportunities' current Statement of Additional Information incorporated by reference in the Registration Statement. American Opportunities does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

         (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of American Opportunities, and this Agreement constitutes a valid and binding obligation of American Opportunities enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with American Opportunities' performance of this Agreement;

         (j) American Opportunities Shares to be issued and delivered to Capital Growth, for the account of the Capital Growth Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued American Opportunities Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in American Opportunities' current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

         (k) All material Federal and other tax returns and reports of American Opportunities required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of American Opportunities' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, American Opportunities has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of American Opportunities to continue to meet the requirements of Subchapter M of the Code;

         (m) Since December 31, 2001 there has been no change by American Opportunities in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

         (n) The information furnished or to be furnished by American Opportunities for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to American Opportunities) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Capital Growth represents and warrants to American Opportunities as follows:

         (a) Capital Growth is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) Capital Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of beneficial interest of Capital Growth have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Capital Growth are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Capital Growth is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of Capital Growth conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) Capital Growth is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Capital Growth's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Capital Growth is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Capital Growth or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Capital Growth knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Capital Growth for the year ended October 31, 2001, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to American Opportunities) fairly present, in all material respects, Capital Growth's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Capital Growth (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) Capital Growth has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

         (i) All issued and outstanding shares of Capital Growth are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Capital Growth's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Capital Growth does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to American Opportunities pursuant to paragraph 3.4;

         (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Capital Growth, and subject to the approval of Capital Growth's shareholders, this Agreement constitutes a valid and binding obligation of Capital Growth, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Capital Growth's performance of this Agreement;

         (k) All material Federal and other tax returns and reports of Capital Growth required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Capital Growth's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, Capital Growth has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Capital Growth to continue to meet the requirements of Subchapter M of the Code;

         (m) At the Closing Date, Capital Growth will have good and valid title to the Capital Growth Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Capital Growth which have not settled prior to the Closing
     Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, American Opportunities will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

         (n) On the effective date of the Registration Statement, at the time of the meeting of Capital Growth's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective American Opportunities Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Capital Growth for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

         (o) Capital Growth will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

         (p) Capital Growth has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

         (q) Capital Growth is not acquiring American Opportunities Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF CAPITAL GROWTH

     The obligations of Capital Growth to consummate the transactions provided for herein shall be subject, at its election, to the performance by American Opportunities of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of American Opportunities contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 American Opportunities shall have delivered to Capital Growth a certificate of its President and Treasurer, in a form reasonably satisfactory to Capital Growth and dated as of the Closing Date, to the effect that the representations and warranties of American Opportunities made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Capital Growth shall reasonably request;

     6.3 Capital Growth shall have received a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to American Opportunities, dated as of the Closing Date, to the effect that:

         (a) American Opportunities is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) American Opportunities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by American Opportunities and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Capital Growth, is a valid and binding obligation of American Opportunities enforceable against American Opportunities in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) American Opportunities Shares to be issued to Capital Growth Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in American Opportunities' Statement of Additional Information), and no shareholder of American Opportunities has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate American Opportunities' Declaration of Trust or By-Laws; and
     (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by American Opportunities' of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to American Opportunities' 12b-1 plan of distribution from those described in American Opportunities' Prospectus dated February 28, 2002 and Statement of Additional Information dated February 28, 2002.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF AMERICAN OPPORTUNITIES

     The obligations of American Opportunities to complete the transactions provided for herein shall be subject, at its election, to the performance by Capital Growth of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Capital Growth contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Capital Growth shall have delivered to American Opportunities at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to American Opportunities and dated as of the Closing Date, to the effect that the representations and warranties of Capital Growth made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as American Opportunities shall reasonably request;

     7.3 Capital Growth shall have delivered to American Opportunities a statement of the Capital Growth Assets and its liabilities, together with a list of Capital Growth's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Capital Growth;

     7.4 Capital Growth shall have delivered to American Opportunities within three business days after the Closing a letter from PricewaterhouseCoopers LLP with respect to the taxable year ended October 31, 1999, and a letter from Deloitte & Touche LLP for the taxable years ended October 31, 2000 and 2001, each dated as of the Closing Date stating that (a) such respective firm has performed a limited review of the Federal and state income tax returns of Capital Growth for each of the respective taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of Capital Growth for the periods covered thereby, (b) for the period from October 31, 2001 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from October 31, 2001 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Capital Growth would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 American Opportunities shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to Capital Growth, dated as of the Closing Date to the effect that:

         (a) Capital Growth is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Capital Growth is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Capital Growth and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by American Opportunities, is a valid and binding obligation of Capital Growth enforceable against Capital Growth in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Capital Growth's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Capital Growth of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the Capital Growth Assets shall include no assets that American Opportunities, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF AMERICAN OPPORTUNITIES AND CAPITAL GROWTH

     The obligations of Capital Growth and American Opportunities hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Capital Growth in accordance with the provisions of Capital Growth's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to American Opportunities;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by American Opportunities or Capital Growth to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of American Opportunities or Capital Growth;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Capital Growth shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Capital Growth Shareholders all of Capital Growth's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw (based on such representations as such law firm shall reasonably request), addressed to American Opportunities and Capital Growth, which opinion may be relied upon by the shareholders of Capital Growth, substantially to the effect that, for Federal income tax purposes:

         (a) The transfer of Capital Growth's assets in exchange for American Opportunities Shares and the assumption by American Opportunities of certain stated liabilities of Capital Growth followed by the distribution by Capital Growth of American Opportunities Shares to the Capital Growth Shareholders in exchange for their Capital Growth shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Capital Growth and American Opportunities will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (b) No gain or loss will be recognized by American Opportunities upon the receipt of the assets of Capital Growth solely in exchange for American Opportunities Shares and the assumption by American Opportunities of the stated liabilities of Capital Growth;

         (c) No gain or loss will be recognized by Capital Growth upon the transfer of the assets of Capital Growth to American Opportunities in exchange for American Opportunities Shares and the assumption by American Opportunities of the stated liabilities or upon the distribution of American Opportunities Shares to the Capital Growth Shareholders in exchange for their Capital Growth shares;

         (d) No gain or loss will be recognized by the Capital Growth Shareholders upon the exchange of the Capital Growth shares for American Opportunities Shares;

         (e) The aggregate tax basis for American Opportunities Shares received by each Capital Growth Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Capital Growth Shares held by each such Capital Growth Shareholder immediately prior to the Reorganization;

         (f) The holding period of American Opportunities Shares to be received by each Capital Growth Shareholder will include the period during which the Capital Growth Shares surrendered in exchange therefor were held (provided such Capital Growth Shares were held as capital assets on the date of the Reorganization);

         (g) The tax basis of the assets of Capital Growth acquired by American Opportunities will be the same as the tax basis of such assets to Capital Growth immediately prior to the Reorganization; and

         (h) The holding period of the assets of Capital Growth in the hands of American Opportunities will include the period during which those assets were held by Capital Growth.

     Notwithstanding anything herein to the contrary, neither American Opportunities nor Capital Growth may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

     9.1 (a) American Opportunities shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Capital Growth shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

         (b) In the event the transactions contemplated herein are not consummated by reason of Capital Growth being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Capital Growth's obligations specified in this Agreement), Capital Growth's only obligation hereunder shall be to reimburse American Opportunities for all reasonable out-of-pocket fees and expenses incurred by American Opportunities in connection with those transactions.

         (c) In the event the transactions contemplated herein are not consummated by reason of American Opportunities being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to American Opportunities' obligations specified in this Agreement), American Opportunities' only obligation hereunder shall be to reimburse Capital Growth for all reasonable out-of-pocket fees and expenses incurred by Capital Growth in connection with those transactions.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Capital Growth hereunder shall not survive the dissolution and complete liquidation of Capital Growth in accordance with Section 1.9.

11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

         (a) by the mutual written consent of Capital Growth and American Opportunities;

         (b) by either American Opportunities or Capital Growth by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before December 31, 2002; or

         (c) by either American Opportunities or Capital Growth, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Capital Growth shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
     (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of American Opportunities or Capital Growth, or the trustees or officers of American Opportunities or Capital Growth, to any other party or its trustees or officers.

         (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of American Opportunities or Capital Growth, or the trustees or officers of American Opportunities or Capital Growth, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of American Opportunities hereunder are solely those of American Opportunities. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of

American Opportunities shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of American Opportunities and signed by authorized officers of American Opportunities acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Capital Growth hereunder are solely those of Capital Growth. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Capital Growth shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Capital Growth and signed by authorized officers of Capital Growth acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.


                                MORGAN STANLEY CAPITAL GROWTH SECURITIES


                                By:  /s/ CHARLES A. FIUMEFREDDO
                                   --------------------------------------------
                                   Name:  Charles A. Fiumefreddo
                                   Title: Chairman



                                MORGAN STANLEY AMERICAN OPPORTUNITIES FUND


                                By:  /s/ BARRY FINK
                                   --------------------------------------------
                                   Name:  Barry Fink
                                   Title: Vice President

                                                                       EXHIBIT B

                                                                  Morgan Stanley


                               [GRAPHIC OMITTED]


Morgan Stanley American Opportunities Fund

A mutual fund that seeks long-term
capital growth consistent with an
effort to reduce volatility


                                                Prospectus  |  February 28, 2002



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


The Fund                    INVESTMENT OBJECTIVE ....................................... 1

                            PRINCIPAL INVESTMENT STRATEGIES ............................ 1

                            PRINCIPAL RISKS ............................................ 2

                            PAST PERFORMANCE ........................................... 3

                            FEES AND EXPENSES .......................................... 5

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ................. 6

                            ADDITIONAL RISK INFORMATION ................................ 7

                            FUND MANAGEMENT ............................................ 8

Shareholder Information     PRICING FUND SHARES ........................................ 9

                            HOW TO BUY SHARES .......................................... 9

                            HOW TO EXCHANGE SHARES .....................................11

                            HOW TO SELL SHARES .........................................12

                            DISTRIBUTIONS ..............................................14

                            TAX CONSEQUENCES ...........................................15

                            SHARE CLASS ARRANGEMENTS ...................................16

Financial Highlights         ...........................................................24

Morgan Stanley Funds         ............................................INSIDE BACK COVER

                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                            PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund


[GRAPHIC OMITTED]


INVESTMENT OBJECTIVE
--------------------
Morgan Stanley American Opportunities Fund seeks long-term capital growth consistent with an effort to reduce volatility.



[GRAPHIC OMITTED]


PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
The Fund will normally invest at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the Fund's assets will be invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests in companies that it believes have earnings growth potential. The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Fund's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.


[sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[end sidebar]


Sector Rotation. The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 35% of the Fund's assets may be invested in convertible securities, preferred securities, fixed-income securities and options and futures. Up to 20% of the Fund's assets may be invested in foreign securities (that are not traded in the U.S. on a national securities exchange).

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading or investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading or investment strategies while not using others.


[GRAPHIC OMITTED]


PRINCIPAL RISKS
---------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


Common Stocks. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Fund's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

While the Fund principally invests in large, established companies, the Fund may invest in medium-sized companies and small-sized companies. Investing in securities of medium and small-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

Foreign Securities. The Fund's investments in foreign securities may involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.


Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its convertible securities, preferred securities, fixed-income securities and options and futures investments. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC OMITTED]


PAST PERFORMANCE
----------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


[sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.
[end sidebar]


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1992 ...........................  3.84%
 '93 ........................... 18.70%
 '94 ........................... -6.75%
 '95 ........................... 42.20%
 '96 ........................... 10.53%
 '97 ........................... 31.55%
 '98 ........................... 31.07%
 '99 ........................... 46.12%
2000 ........................... -9.93%
 '01 ...........................-27.30%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.


During the periods shown in the bar chart, the highest return for a calendar quarter was 34.93% (quarter ended December 31, 1999), and the lowest return for a calendar quarter was -20.28% (quarter ended March 31, 2001).

[sidebar]
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
[end sidebar]


               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
--------------------------------------------------------------------------------------
                                        PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------------
Class A(1)                                -30.56%            --               --
--------------------------------------------------------------------------------------
Class C(1)                                -28.00%            --               --
--------------------------------------------------------------------------------------
Class D(1)                                -26.56%            --               --
--------------------------------------------------------------------------------------
Class B - Returns Before Taxes            -30.88%          10.29%           11.54%
--------------------------------------------------------------------------------------
Class B - Returns After Taxes on
Distributions(2)                          -31.13%           5.90%            8.07%
--------------------------------------------------------------------------------------
Class B - Returns After Taxes on
Distributions and Sale of Fund Shares     -18.57%           6.89%            8.22%
--------------------------------------------------------------------------------------
Standard & Poor's 500 Index(3)            -11.88%          10.70%           12.93%
--------------------------------------------------------------------------------------


(1) Classes A, C and D commenced operations on July 28, 1997.


(2) These returns assume you did not sell your shares at the end of each period.

(3) The Standard & Poor's 500 Index (S&P 500 (Registered Trademark) ) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.


The above table shows after tax returns for the Fund's Class B Shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historically highest individual federal marginal income tax rates during the period shown (in this case 39.1%) and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

[GRAPHIC OMITTED]


FEES AND EXPENSES
-----------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


[sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.
[end sidebar]


[sidebar]
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 2001.
[end sidebar]


                                                     CLASS A      CLASS B      CLASS C     CLASS D
-----------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)         5.25%(1)     None         None        None
-----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)               None(2)      5.00%(3)     1.00%(4)    None
-----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------
Management fee                                        0.46%        0.46%        0.46%       0.46%
-----------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                 0.20%        1.00%        1.00%       None
-----------------------------------------------------------------------------------------------------
Other expenses                                        0.15%        0.15%        0.15%       0.15%
-----------------------------------------------------------------------------------------------------
Total annual Fund operating expenses                  0.81%        1.61%        1.61%       0.61%
-----------------------------------------------------------------------------------------------------


(1) Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4) Only applicable if you sell your shares within one year after purchase.


Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                 IF YOU SOLD YOUR SHARES:                               IF YOU HELD YOUR SHARES:
-----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS      10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------   --------------------------------------------
 Class A       $603        $770      $  951        $1,474       $603        $770        $951      $1,474
-----------------------------------------------------------   --------------------------------------------
 Class B       $664        $808      $1,076        $1,911       $164        $508        $876      $1,911
-----------------------------------------------------------   --------------------------------------------
 Class C       $264        $508      $  876        $1,911       $164        $508        $876      $1,911
-----------------------------------------------------------   --------------------------------------------
 Class D       $ 62        $195      $  340        $  762       $ 62        $195        $340      $  762
-----------------------------------------------------------   --------------------------------------------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A.


[GRAPHIC OMITTED]

ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

Options and Futures. The Fund may purchase and sell stock index futures contracts and may purchase put options on stock indexes and stock index futures. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Fund's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.


Other Investments. The Fund may invest up to 35% of its assets in convertible securities, preferred securities and fixed-income securities, such as U.S. government securities and investment grade corporate debt securities. The Fund's fixed-income investments may include zero coupon securities which are purchased at a discount and accrue interest, but make no interest payments until maturity. Up to 5% of the Fund's assets may be invested in convertible securities rated below investment grade.


Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[GRAPHIC OMITTED]

ADDITIONAL RISK INFORMATION
---------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)


Convertible Securities. The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Fund's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

Options and Futures. If the Fund invests in stock index futures or options on stock indexes or stock index futures, its participation in these markets would subject the Fund to certain risks. If the Investment Manager's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures and options on stock indexes and stock index futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

[GRAPHIC OMITTED]


FUND MANAGEMENT
---------------
The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.


[sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $140 billion in assets under management as of January 31, 2002.
[end sidebar]


The Fund is managed by the Sector Rotation team. Current members of the team include Anita H. Kolleeny and Michelle Kaufman, Managing Directors of the Investment Manager, and Alison F. Williams, a Vice President of the Investment Manager.


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2001, the Fund accrued total compensation to the Investment Manager amounting to 0.46% of the Fund's average daily net assets.

Shareholder Information


[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general pricing policy concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]


HOW TO BUY SHARES
-----------------
You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.


[sidebar]
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Family of Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[end sidebar]

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated, less any applicable front-end sales charge, after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.


[sidebar]
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]


MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------
                                           MINIMUM INVESTMENT
                                          --------------------
INVESTMENT OPTIONS                        INITIAL   ADDITIONAL
--------------------------------------------------------------
Regular Accounts                           $1,000     $100
--------------------------------------------------------------
Individual Retirement Account              $1,000     $100
--------------------------------------------------------------
Coverdell Education Savings Account        $  500     $100
--------------------------------------------------------------
EasyInvest(SM)
(Automatically from your
checking or savings account
or Money Market Fund)                      $  100*    $100*
--------------------------------------------------------------



* Provided your schedule of investments totals $1,000 in twelve months.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).


o Make out a check for the total amount payable to: Morgan Stanley American Opportunities Fund.

o Mail the letter and check to Morgan Stanley Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]


HOW TO EXCHANGE SHARES
----------------------
Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, a No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent, Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.



[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS            PROCEDURES
---------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   --------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
---------------------------------------------------------------------------------------------------------------

OPTIONS            PROCEDURES
--------------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]  o  your account number;
                   o  the name of the Fund;
                   o  the dollar amount or the number of shares you wish to sell;
                   o  the Class of shares you wish to sell; and
                   o  the signature of each owner as it appears on the account.
                   -------------------------------------------------------------------------------------------------
                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                   -------------------------------------------------------------------------------------------------
                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                   -------------------------------------------------------------------------------------------------
                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
--------------------------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Family of Funds has a total market value of at
Withdrawal Plan    least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage
[GRAPHIC OMITTED]  of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                   -------------------------------------------------------------------------------------------------
                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                   section of this Prospectus.
                   -------------------------------------------------------------------------------------------------
                   To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.



[GRAPHIC OMITTED]


DISTRIBUTIONS
-------------
The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."



[sidebar]
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]


The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o  The Fund makes distributions; and


o  You sell Fund shares, including an exchange to another Morgan Stanley Fund.


Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your Social Security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]


SHARE CLASS ARRANGEMENTS
------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.


Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12B-1 FEE
------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0%
          CDSC during first year                                                                  0.25%
------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years                1.00%
------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during first year                                                             1.00%
------------------------------------------------------------------------------------------------------------
  D       None                                                                                    None
------------------------------------------------------------------------------------------------------------



CLASS A SHARES   Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D. The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:



[sidebar]
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[end sidebar]


                                                  FRONT-END SALES CHARGE
                                       ---------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
------------------------------------------------------------------------------------
Less than $25,000                             5.25%                   5.54%
------------------------------------------------------------------------------------
$25,000 but less than $50,000                 4.75%                   4.99%
------------------------------------------------------------------------------------
$50,000 but less than $100,000                4.00%                   4.17%
------------------------------------------------------------------------------------
$100,000 but less than $250,000               3.00%                   3.09%
------------------------------------------------------------------------------------
$250,000 but less than $500,000               2.50%                   2.56%
------------------------------------------------------------------------------------
$500,000 but less than $1 million             2.00%                   2.04%
------------------------------------------------------------------------------------
$1 million and over                           0.00%                   0.00%
------------------------------------------------------------------------------------


The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o Tax-exempt organizations.

o Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges, if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the Fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which Morgan Stanley Trust provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset- based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee,
  (ii) or Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
  (1) you sold the shares not more than 60 days prior to purchase, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


CLASS B SHARES   Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.


[sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[end sidebar]


                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
----------------------------------------------------------
First                                         5.0%
----------------------------------------------------------
Second                                        4.0%
----------------------------------------------------------
Third                                         3.0%
----------------------------------------------------------
Fourth                                        2.0%
----------------------------------------------------------
Fifth                                         2.0%
----------------------------------------------------------
Sixth                                         1.0%
----------------------------------------------------------
Seventh and thereafter                        None
----------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:


o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or
  (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o Sales of shares held for you as a participant in an Morgan Stanley Eligible Plan.


o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.


o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares are also subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the 12b-1 plan on April 30, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the inception of the 12b-1 plan upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares sold, since inception of the 12b-1 plan. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.


Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES   Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The

CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES   Class D shares are offered without any sales charge on
purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset- based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order meeting the requirements for investment in Class D will only be accepted for Class D shares.

Class D shares are not offered for investments made through 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS   If you receive a cash
payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES)   The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



Class A Shares++
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FOR THE PERIOD
                                                                   FOR THE YEAR ENDED DECEMBER 31,               JULY 28, 1997*
                                                  ----------------------------------------------------------         THROUGH
                                                       2001           2000          1999          1998          DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period               $33.77          $43.35        $33.16        $29.59             $31.87
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                0.18            0.16          0.10          0.15               0.05
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             (9.17)          (4.40)        14.80          8.71               2.32
----------------------------------------------------------------------------------------------------------------------------------
  Total income (loss) from investment operations      (8.99)          (4.24)        14.90          8.86               2.37
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM NET REALIZED GAIN             (0.42)          (5.34)        (4.71)        (5.29)             (4.65)
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                     $24.36          $33.77        $43.35        $33.16             $29.59
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        (26.72)%         (9.51)%       46.94%        31.78%              7.70%(1)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
  Expenses                                             0.81%(3)        0.80%(3)      0.81%(3)      0.86%(3)           0.92%(2)
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                0.68%(3)        0.37%(3)      0.28%(3)      0.43%(3)           0.38%(2)
----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period, in thousands          $298,624        $397,887      $306,542      $116,894            $15,844
----------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                               380%            425%          378%          321%               275%
----------------------------------------------------------------------------------------------------------------------------------



*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class B Shares++
----------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                        2001            2000            1999           1998           1997*
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period               $32.94          $42.63           $32.85         $29.51         $27.01
----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                 (0.03)          (0.05)           (0.09)         (0.03)         (0.10)
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             (8.93)          (4.30)           14.58           8.66           8.34
----------------------------------------------------------------------------------------------------------------------------
  Total income (loss) from investment operations      (8.96)          (4.35)           14.49           8.63           8.24
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM NET REALIZED GAIN             (0.42)          (5.34)           (4.71)         (5.29)         (5.74)
----------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                     $23.56          $32.94           $42.63         $32.85         $29.51
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        (27.30)%         (9.93)%          46.12%         31.07%         31.55%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
  Expenses                                             1.61%(1)        1.28%(1)         1.33%(1)       1.39%(1)       1.46%
----------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                 (0.12)%(1)      (0.11)%(1)       (0.24)%(1)     (0.10)%(1)     (0.34)%
----------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period, in millions             $6,192         $10,151          $10,389         $5,750         $4,078
----------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                               380%            425%             378%           321%           275%
----------------------------------------------------------------------------------------------------------------------------



* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to April 30, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), have been designated Class B shares. The Old Shares have been designated Class D shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class C Shares++
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FOR THE PERIOD
                                                                  FOR THE YEAR ENDED DECEMBER 31,               JULY 28, 1997*
                                                  ------------------------------------------------------------      THROUGH
                                                       2001          2000           1999           1998        DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period               $32.58         $42.35         $32.74         $29.49            $31.87
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                 (0.03)         (0.15)         (0.18)         (0.10)            (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             (8.82)         (4.28)         14.50           8.64              2.32
---------------------------------------------------------------------------------------------------------------------------------
  Total income (loss) from investment operations      (8.85)         (4.43)         14.32           8.54              2.27
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM NET REALIZED GAIN             (0.42)         (5.34)         (4.71)         (5.29)            (4.65)
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                     $23.31         $32.58         $42.35         $32.74            $29.49
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        (27.29)%       (10.17)%        45.75%         30.78%             7.39%(1)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
  Expenses                                             1.61%(3)       1.55%(3)       1.59%(3)       1.61%(3)          1.66%(2)
---------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                 (0.12)%(3)     (0.38)%(3)     (0.50)%(3)     (0.32)%(3)        (0.36)%(2)
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period, in thousands          $227,574       $348,180       $245,942        $60,861           $12,204
---------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                               380%           425%           378%           321%              275%
---------------------------------------------------------------------------------------------------------------------------------



*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class D Shares++
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FOR THE PERIOD
                                                                FOR THE YEAR ENDED DECEMBER 31,                JULY 28, 1997*
                                                  ----------------------------------------------------------       THROUGH
                                                     2001            2000          1999            1998       DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period              $34.15          $43.66        $33.31          $29.63           $31.87
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------------
  Net investment income                               0.23            0.28          0.18            0.24             0.07
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            (9.27)          (4.45)        14.88            8.73             2.34
-------------------------------------------------------------------------------------------------------------------------------
  Total income (loss) from investment operations     (9.04)          (4.17)        15.06            8.97             2.41
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM NET REALIZED GAIN            (0.42)          (5.34)        (4.71)          (5.29)           (4.65)
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                    $24.69          $34.15        $43.66          $33.31           $29.63
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                       (26.56)%         (9.28)%       47.22%          32.12%            7.83%(1)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
  Expenses                                            0.61%(3)        0.55%(3)      0.59%(3)        0.61%(3)         0.64%(2)
-------------------------------------------------------------------------------------------------------------------------------
  Net investment income                               0.88%(3)        0.62%(3)      0.50%(3)        0.68%(3)         0.50%(2)
-------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period, in thousands         $431,754        $569,203      $319,692        $135,022          $49,772
-------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                              380%            425%          378%            321%             275%
-------------------------------------------------------------------------------------------------------------------------------



* The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

Notes


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28

      Morgan Stanley Funds
--------------------------------------------------------------------------------

o     GLOBAL/INTERNATIONAL FUNDS

      Competitive Edge Fund - "Best Ideas" Portfolio
      European Growth Fund
      Fund of Funds - International Portfolio
      Global Dividend Growth Securities
      Global Utilities Fund
      International Fund
      International SmallCap Fund
      International Value Equity Fund
      Japan Fund
      Latin American Growth Fund
      Pacific Growth Fund


o     GROWTH FUNDS

      21st Century Trend Fund
      Aggressive Equity Fund
      All Star Growth Fund
      American Opportunities Fund
      Capital Growth Securities
      Capital Opportunities Trust
      Developing Growth Securities Trust
      Financial Services Trust
      Growth Fund
      Health Sciences Trust
      Information Fund
      KLD Social Index Fund
      Market Leader Trust
      Mid-Cap Value Fund
      Nasdaq-100 Index Fund
      Natural Resource Development Securities
      New Discoveries Fund
      Next Generation Trust
      Small Cap Growth Fund
      Special Value Fund
      Tax-Managed Growth Fund
      Technology Fund


o     GROWTH + INCOME FUNDS

      Balanced Growth Fund
      Balanced Income Fund
      Convertible Securities Trust
      Dividend Growth Securities
      Equity Fund
      Fund of Funds - Domestic Portfolio
      Income Builder Fund
      Real Estate Fund
      S&P 500 Index Fund
      S&P 500 Select Fund
      Strategist Fund
      Total Market Index Fund
      Total Return Trust
      Utilities Fund
      Value Fund
      Value-Added Market Series/Equity Portfolio


o     INCOME FUNDS


      Diversified Income Trust
      Federal Securities Trust
      High Yield Securities
      Intermediate Income Securities
      Limited Duration Fund(NL)
      Liquid Asset Fund (MM)
      North American Government Income Trust
      Short-Term U.S. Treasury Trust
      U.S. Government Money Market Trust (MM)
      U.S. Government Securities Trust


o     TAX-FREE INCOME FUNDS

      California Tax-Free Daily Income Trust (MM)
      California Tax-Free Income Fund
      Hawaii Municipal Trust (FSC)
      Limited Term Municipal Trust (NL)
      Multi-State Municipal Series Trust (FSC)
      New York Municipal Money Market Trust (MM)
      New York Tax-Free Income Fund
      Tax-Exempt Securities Trust
      Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------

      There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

      Unless otherwise noted, each listed Morgan Stanley Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                           www.morganstanley.com/funds


Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

Class A:      AMOAX          Class C:      AMOCX
-------------------          -------------------
Class B:      AMOBX          Class D:      AMODX
-------------------          -------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-2978)


                                                                  Morgan Stanley


                                                               [GRAPHIC OMITTED]


                                       Morgan Stanley American
                                       Opportunities Fund


                A mutual fund that seeks
                long-term capital growth
                consistent with an effort to
                reduce volatility



                                                  Prospectus | February 28, 2002

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
LETTER TO THE SHAREHOLDERS o DECEMBER 31, 2001

Dear Shareholder:

During 2001, the U.S. economy experienced its first recession since 1990 and underwent an extension of the stock-market decline. The September 11 terrorist attacks exacerbated the decline in economic activity and created a low point from which the economy could potentially rebound. It now appears that the economy and the equity markets may have bottomed in the fall of 2001.

The recession of 2001 was an unusual one along several lines. First, it was led by a turndown in business spending. Investment-led declines have occurred only once before in the postwar era. Also unusual was the fact that consumer spending on such durable goods as housing and autos remained relatively robust
- something that has not occurred in previous recessions.

We believe that the drivers of the 2001 recession will continue to serve as headwinds for the economy in the years ahead. Beginning in 1995, consumers and corporations began to accelerate their spending levels beyond their cash flow and income levels. In order to finance this spending both groups borrowed heavily, raising their debt levels to all-time highs. Spending ran so strong, for so long, that there is not likely to be much pent-up demand for an extended period. It will also take time for individuals and corporations to reduce their indebtedness to more normal levels. Corporate excess spending was spurred by a desire to raise productivity and attain technological parity with the proliferation of internet companies that made their appearance in the second half of the decade. The ramp up in consumer spending was encouraged by an extended period of high employment and strong gains in net worth resulting from investment gains in real estate and financial portfolios.


Performance and Portfolio Strategy

For the 12-month period ended December 31, 2001, Morgan Stanley American Opportunities Fund's Class B shares produced a total return of -27.30 percent compared to -11.88 percent for the Standard & Poor's 500 Stock Index (S&P 500) and -21.05 percent for the Nasdaq composite. For the same period, the Fund's Class A, C and D shares returned -26.72 percent, -27.29 percent and -26.56 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

The Fund was positioned away from economically sensitive groups, because we believed these sectors would lag in terms of relative earnings performance if and when the economy entered recession. Historically this has been the case. During this cycle, basic commodities and capital goods stocks underperformed technology, telecom and media issues for so long that the sectors were quite undervalued as economic activity began to slide. As a result, while their earnings declined substantially, the stocks actually outperformed the market.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
LETTER TO THE SHAREHOLDERS o DECEMBER 31, 2001 CONTINUED

For the first time in any postwar recession, consumer spending on durable goods did not decline. Instead, consumer spending in this area remained steadfast despite record high debt levels and low savings levels. Even a ratcheting up in unemployment did not deter spending. As a result, the consumer cyclical area uncharacteristically led both the economy and stock-market performance. We did not anticipate this unusual and rare development and therefore were underweighted in this leading sector.


Looking Ahead

Recent economic evidence suggests that the recession has ended and recovery has begun. The challenge now becomes that of assessing how much vigor the recovery will have. In our estimation, the economic rebound will be less than that of prior recoveries, because of the continued headwinds facing the economy. It is true that very strong fiscal and monetary stimuli have been applied to the economy and that together these have caused the economy to bottom sooner than expected and will perhaps lead to better-than-expected vibrancy in the first half of 2002. These stimuli together with an anticipated swing in inventories from liquidation to accumulation plus strong government spending, should spur growth early in the year.

During the second half of the year, however, we believe that the effects of the monetary stimuli will begin to wane and the extended position of consumers and difficult earnings comparisons will weigh on consumer cyclical earnings. By the second half of the year, it may become more apparent that excess corporate manufacturing capacity and an influx of relatively new capital stock will restrain a material capital spending recovery until 2003.

Regarding the stock market, there are positives and negatives. The good news is that the economy has apparently bottomed and earnings comparisons are the easiest to make in fifty years. However, while stocks have seemingly bottomed, valuations remain near record levels relative to very depressed earnings. As we enter 2002, stocks are overvalued only modestly relative to interest rates. As a result, we believe that stock returns are likely to be average or less than that. At the same time, fixed-income instruments, with their very low current yields, are unlikely to provide much competition.

We believe that close attention to absolute and relative valuation analysis will be key in 2002, given our view that the stock market has bottomed at higher-than-average valuations. We also consider that identifying earnings opportunities relating to economic, industry or company specific situations will also be a necessary strategy. As a general guide in the first half of the year, we plan to focus our selections on sectors that are more sensitive economically in light of an expected economic rebound. Areas of emphasis may include technology, transportation and basic materials. Because we believe that it will become apparent later in the year that the economic recovery will be sub par, we will also maintain exposure to select stable growth areas like drugs, health-care services, medical devices and consumer and business services. As always, portfolio positions will be reviewed as valuations or earnings outlooks change.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
LETTER TO THE SHAREHOLDERS o DECEMBER 31, 2001 CONTINUED

We appreciate your continuing support of Morgan Stanley American Opportunities Fund and look forward to serving your investment needs.

Very truly yours,



/s/ Charles A. Fiumefreddo                /s/ Mitchell M. Merin


Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FUND PERFORMANCE o DECEMBER 31, 2001



                               [GRAPHIC OMITTED]

                           GROWTH OF $10,000 CLASS B

       Date                        Total                   S&P 500
       ----                        -----                   -------

December 31, 1991                 $10,000                  $10,000
December 31, 1992                 $10,384                  $10,762
December 31, 1993                 $12,326                  $11,846
December 31, 1994                 $11,494                  $12,003
December 31, 1995                 $16,345                  $16,513
December 31, 1996                 $18,066                  $20,303
December 31, 1997                 $23,765                  $27,077
December 31, 1998                 $31,150                  $34,813
December 31, 1999                 $45,515                  $42,139
December 31, 2000                 $40,994                  $38,298
December 31, 2001                 $29,802(3)               $33,750

                             -- Fund -- S&P 500(4)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


                           CLASS A SHARES*
---------------------------------------------------------------------
PERIOD ENDED 12/31/01
---------------------------
1 Year                          (26.72)%(1)         (30.56)%(2)
Since Inception (7/28/97)         7.60 %(1)           6.30 %(2)


                          CLASS C SHARES+
---------------------------------------------------------------------
PERIOD ENDED 12/31/01
---------------------------
1 Year                          (27.29)%(1)         (28.00)%(2)
Since Inception (7/28/97)         6.78 %(1)           6.78 %(2)


                        CLASS B SHARES**
----------------------------------------------------------------
PERIOD ENDED 12/31/01
----------------------
1 Year                  (27.30)%(1)         (30.88)%(2)
5 Years                  10.53 %(1)          10.29 %(2)
10 Years                 11.54 %(1)          11.54 %(2)


                CLASS D SHARES++
--------------------------------------------------
PERIOD ENDED 12/31/01
---------------------------
1 Year                          (26.56)%(1)
Since Inception (7/28/97)         7.85 %(1)

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)   Closing value assuming a complete redemption on December 31, 2001.
(4) The Standard and Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
*     The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
+ The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.
++    Class D has no sales charge.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS o DECEMBER 31, 2001




     NUMBER OF
      SHARES                                                     VALUE
------------------                                       --------------------
                   Common Stocks (88.1%)
                   Advertising/Marketing Services (0.1%)
   82,600          Omnicom Group, Inc. ................. $    7,380,310
                                                         --------------
                   Aerospace & Defense (2.5%)
   72,000          Alliant Techsystems, Inc.* ..........      5,558,400
  270,900          L-3 Communications
                   Holdings, Inc.* .....................     24,381,000
1,465,300          Lockheed Martin Corp. ...............     68,385,551
  140,400          Northrop Grumman Corp. ..............     14,153,724
1,478,800          Raytheon Co. ........................     48,016,636
  744,600          Titan Corp. (The)* ..................     18,577,770
                                                         --------------
                                                            179,073,081
                                                         --------------
                   Air Freight/Couriers (0.5%)
  730,100          FedEx Corp.* ........................     37,877,588
                                                         --------------
                   Aluminum (0.3%)
  606,550          Alcoa, Inc. .........................     21,562,853
                                                         --------------
                   Apparel/Footwear (0.2%)
  200,400          Nike, Inc. (Class B) ................     11,270,496
                                                         --------------
                   Apparel/Footwear Retail (0.6%)
1,534,685          Industria de Diseno Textil,
                   S.A. (Spain)* .......................     29,266,270
  377,700          TJX Companies, Inc. (The) ...........     15,055,122
                                                         --------------
                                                             44,321,392
                                                         --------------
                   Beverages: Alcoholic (1.0%)
1,654,240          Anheuser-Busch Companies,
                   Inc. ................................     74,788,190
                                                         --------------
                   Beverages: Non-Alcoholic (0.2%)
  607,000          Coca-Cola Enterprises Inc. ..........     11,496,580
                                                         --------------
                   Biotechnology (5.2%)
  633,000          Amgen Inc.* .........................     35,726,520
  488,800          Cephalon, Inc.* .....................     36,945,948
  758,400          Genentech, Inc.* ....................     41,143,200
  799,400          Genzyme Corp. (General
                   Division)* ..........................     47,852,084
  537,800          Gilead Sciences, Inc.* ..............     35,344,216
1,347,510          IDEC Pharmaceuticals Corp.*               92,883,864
1,272,300          MedImmune, Inc.* ....................     58,971,105
  420,000          Myriad Genetics, Inc.* ..............     22,108,800
                                                         --------------
                                                            370,975,737
                                                         --------------


     NUMBER OF
      SHARES                                                     VALUE
------------------                                       --------------------
                   Broadcasting (1.2%)
  511,400          Clear Channel
                   Communications, Inc.* ............... $   26,035,374
  383,300          Univision Communications,
                   Inc. (Class A)* .....................     15,508,318
1,501,600          USA Networks, Inc.* .................     41,008,696
                                                         --------------
                                                             82,552,388
                                                         --------------
                   Cable/Satellite TV (1.0%)
1,039,700          Comcast Corp. (Class A
                   Special)* ...........................     37,429,200
  739,130          Cox Communications, Inc.
                   (Class A)* ..........................     30,976,938
                                                         --------------
                                                             68,406,138
                                                         --------------
                   Chemicals: Major Diversified (0.2%)
  389,900          Dow Chemical Co. (The) ..............     13,170,822
                                                         --------------
                   Computer Communications (2.4%)
1,063,200          Brocade Communications
                   Systems, Inc.* ......................     35,213,184
5,018,200          Cisco Systems, Inc.* ................     90,879,602
  926,300          Emulex Corp.* .......................     36,598,113
  266,000          McDATA Corp. (Class A)* .............      6,517,000
                                                         --------------
                                                            169,207,899
                                                         --------------
                   Computer Peripherals (0.5%)
  527,400          ATI Technologies Inc.
                   (Canada)* ...........................      6,697,980
  781,800          EMC Corp.* ..........................     10,507,392
  457,600          QLogic Corp.* .......................     20,367,776
                                                         --------------
                                                             37,573,148
                                                         --------------
                   Computer Processing Hardware (3.7%)
1,530,500          Compaq Computer Corp. ...............     14,937,680
2,559,900          Dell Computer Corp.* ................     69,578,082
1,227,200          International Business
                   Machines Corp. ......................    148,442,112
2,730,400          Sun Microsystems, Inc.* .............     33,693,136
                                                         --------------
                                                            266,651,010
                                                         --------------
                   Contract Drilling (0.8%)
1,367,800          ENSCO International Inc. ............     33,989,830
  815,500          GlobalSantaFe Corp. .................     23,258,060
                                                         --------------
                                                             57,247,890
                                                         --------------

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS o DECEMBER 31, 2001 CONTINUED




     NUMBER OF
      SHARES                                                  VALUE
------------------                                    --------------------
                   Data Processing Services (1.8%)
  426,200          Automatic Data Processing,
                   Inc. ............................. $   25,103,180
  458,000          Concord EFS, Inc.* ...............     15,013,240
1,105,300          First Data Corp. .................     86,710,785
                                                      --------------
                                                         126,827,205
                                                      --------------
                   Department Stores (0.2%)
  293,200          Sears, Roebuck & Co. .............     13,968,048
                                                      --------------
                   Discount Stores (3.3%)
  676,300          Costco Wholesale Corp.* ..........     30,014,194
1,051,600          Target Corp. .....................     43,168,180
2,773,000          Wal-Mart Stores, Inc. ............    159,586,150
                                                      --------------
                                                         232,768,524
                                                      --------------
                   Electronic Components (0.2%)
  510,100          Flextronics International Ltd.
                   (Singapore)* .....................     12,237,299
                                                      --------------
                   Electronic Distributors (0.2%)
  303,700          Tech Data Corp.* .................     13,144,136
                                                      --------------
                   Electronic Production Equipment (0.3%)
  247,100          Celestica, Inc.* .................      9,980,369
  192,900          KLA-Tencor Corp.* ................      9,560,124
                                                      --------------
                                                          19,540,493
                                                      --------------
                   Electronics/Appliance Stores (1.1%)
  300,000          Best Buy Co., Inc.* ..............     22,344,000
2,049,100          Circuit City Stores, Inc. -
                   Circuit City Group ...............     53,174,145
                                                      --------------
                                                          75,518,145
                                                      --------------
                   Energy (0.4%)
  332,600          ChevronTexaco Corp. ..............     29,804,286
                                                      --------------
                   Environmental Services (0.2%)
  456,600          Waste Management, Inc. ...........     14,570,106
                                                      --------------
                   Finance/Rental/Leasing (1.7%)
  481,370          Fannie Mae .......................     38,268,915
  759,460          Freddie Mac ......................     49,668,684
  378,600          USA Education Inc. ...............     31,809,972
                                                      --------------
                                                         119,747,571
                                                      --------------
                   Financial Conglomerates (3.2%)
  478,600          American Express Co. .............     17,081,234
3,245,007          Citigroup, Inc.** ................    163,807,953
  621,000          Prudential Financial, Inc.* ......     20,610,990


     NUMBER OF
      SHARES                                                  VALUE
------------------                                    --------------------
  510,600          State Street Corp. ............... $   26,678,850
                                                      --------------
                                                         228,179,027
                                                      --------------
                   Food: Major Diversified (2.2%)
  418,000          General Mills, Inc. ..............     21,740,180
1,144,400          Kraft Foods Inc. (Class A) .......     38,943,932
1,476,900          PepsiCo, Inc. ....................     71,910,261
  380,200          Unilever N.V. (Netherlands) ......     21,903,322
                                                      --------------
                                                         154,497,695
                                                      --------------
                   Home Building (0.2%)
  497,500          D.R. Horton, Inc. ................     16,148,850
                                                      --------------
                   Home Improvement Chains (1.6%)
  712,000          Home Depot, Inc. (The) ...........     36,319,120
1,686,900          Lowe's Companies, Inc. ...........     78,289,029
                                                      --------------
                                                         114,608,149
                                                      --------------
                   Hospital/Nursing Management (1.6%)
1,427,700          HCA Inc. .........................     55,023,558
1,070,600          Tenet Healthcare Corp.* ..........     62,865,632
                                                      --------------
                                                         117,889,190
                                                      --------------
                   Household/Personal Care (0.6%)
  538,100          Procter & Gamble Co. (The)........     42,579,853
                                                      --------------
                   Industrial Conglomerates (2.7%)
3,512,500          General Electric Co. .............    140,781,000
  335,200          Minnesota Mining &
                   Manufacturing Co. ................     39,623,992
  230,800          United Technologies Corp. ........     14,916,604
                                                      --------------
                                                         195,321,596
                                                      --------------
                   Information Technology Services (1.5%)
  419,000          Electronic Data Systems
                   Corp. ............................     28,722,450
2,047,840          PeopleSoft, Inc.* ................     82,323,168
                                                      --------------
                                                         111,045,618
                                                      --------------
                   Internet Retail (0.2%)
1,212,400          Amazon.com, Inc.* ................     13,118,168
                                                      --------------
                   Internet Software/Services (0.7%)
   87,500          Business Objects S.A. (ADR)
                   (France)* ........................      2,957,500
  984,600          Internet Security Systems,
                   Inc.* ............................     31,566,276
  852,800          Yahoo! Inc.* .....................     15,128,672
                                                      --------------
                                                          49,652,448
                                                      --------------

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS o DECEMBER 31, 2001 CONTINUED

     NUMBER OF
      SHARES                                                     VALUE
------------------                                       --------------------
                   Investment Banks/Brokers (2.1%)
  492,400          Goldman Sachs Group, Inc.
                   (The) ............................... $   45,670,100
  761,580          Lehman Brothers Holdings,
                   Inc. ................................     50,873,544
  966,000          Merrill Lynch & Co., Inc. ...........     50,347,920
                                                         --------------
                                                            146,891,564
                                                         --------------
                   Major Banks (1.6%)
1,449,400          Bank of America Corp. ...............     91,239,730
  500,000          Wells Fargo & Co. ...................     21,725,000
                                                         --------------
                                                            112,964,730
                                                         --------------
                   Major Telecommunications (0.9%)
  914,700          SBC Communications, Inc. ............     35,828,799
  622,700          Verizon Communications
                   Inc. ................................     29,553,342
                                                         --------------
                                                             65,382,141
                                                         --------------
                   Managed Health Care (0.1%)
  208,100          Anthem, Inc.* .......................     10,300,950
                                                         --------------
                   Media Conglomerates (1.2%)
1,575,600          AOL Time Warner Inc.* ...............     50,576,760
  861,300          Viacom, Inc. (Class B)
                   (Non-Voting)* .......................     38,026,395
                                                         --------------
                                                             88,603,155
                                                         --------------
                   Medical Distributors (0.4%)
  364,300          Andrx Group* ........................     25,650,363
                                                         --------------
                   Medical Specialties (3.7%)
1,349,920          Baxter International, Inc. ..........     72,396,210
1,442,100          Boston Scientific Corp.* ............     34,783,452
1,080,200          Guidant Corp.* ......................     53,793,960
  994,200          Medtronic, Inc. .....................     50,912,982
  400,800          St. Jude Medical, Inc.* .............     31,122,120
   95,000          Varian Medical Systems,
                   Inc.* ...............................      6,769,700
  545,270          Zimmer Holdings, Inc.* ..............     16,652,546
                                                         --------------
                                                            266,430,970
                                                         --------------
                   Miscellaneous Commercial
                   Services (0.1%)
  168,000          Sabre Holdings Corp.* ...............      7,114,800
                                                         --------------


     NUMBER OF
      SHARES                                                     VALUE
------------------                                       --------------------
                   Multi-Line Insurance (1.3%)
1,125,900          American International Group,
                   Inc. ................................ $   89,396,460
                                                         --------------
                   Oil & Gas Production (0.3%)
  500,940          Apache Corp. ........................     24,986,887
                                                         --------------
                   Oilfield Services/Equipment (1.8%)
1,163,600          Baker Hughes Inc. ...................     42,436,492
  297,500          BJ Services Co.* ....................      9,653,875
  428,300          Schlumberger Ltd. ...................     23,535,085
  403,200          Smith International, Inc.* ..........     21,619,584
  842,000          Weatherford International,
                   Inc.* ...............................     31,372,920
                                                         --------------
                                                            128,617,956
                                                         --------------
                   Other Consumer Services (1.0%)
  756,500          Cendant Corp.* ......................     14,834,965
  756,500          eBay, Inc.* .........................     50,609,850
  155,200          Weight Watchers
                   International, Inc.* ................      5,248,864
                                                         --------------
                                                             70,693,679
                                                         --------------
                   Other Metals/Minerals (0.0%)
    1,000          BRO-X Minerals Ltd. (Canada)*                    440
    5,900          Phelps Dodge Corp. ..................        191,160
                                                         --------------
                                                                191,600
                                                         --------------
                   Packaged Software (4.9%)
  628,300          Mercury Interactive Corp.* ..........     21,349,634
3,532,300          Microsoft Corp.* ** .................    234,085,521
1,947,000          Network Associates, Inc.* ...........     50,329,950
  325,500          Symantec Corp.* .....................     21,590,415
  446,600          Veritas Software Corp.* .............     20,016,612
                                                         --------------
                                                            347,372,132
                                                         --------------
                   Pharmaceuticals: Major (5.3%)
1,028,500          Abbott Laboratories .................     57,338,875
1,853,190          American Home Products
                   Corp. ...............................    113,711,738
  620,100          Johnson & Johnson ...................     36,647,910
3,750,810          Pfizer, Inc. ........................    149,469,779
  558,700          Pharmacia Corp. .....................     23,828,555
                                                         --------------
                                                            380,996,857
                                                         --------------

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS o DECEMBER 31, 2001 CONTINUED




     NUMBER OF
      SHARES                                                  VALUE
------------------                                    --------------------
                   Pharmaceuticals: Other (1.7%)
  196,200          Allergan, Inc. ................... $   14,724,810
  682,500          Biovail Corp. (Canada)* ..........     38,390,625
  479,040          Forest Laboratories, Inc.* .......     39,257,328
  763,400          King Pharmaceuticals, Inc.* ......     32,162,042
                                                      --------------
                                                         124,534,805
                                                      --------------
                   Property - Casualty Insurers (3.6%)
  972,900          ACE, Ltd. (Bermuda) ..............     39,061,935
   14,600          Berkshire Hathaway, Inc.
                   (Class B)* .......................     36,865,000
  647,500          Everest Re Group, Ltd.
                   (Bermuda) ........................     45,778,250
  383,900          Progressive Corp. (The) ..........     57,316,270
  214,300          RenaissanceRe Holdings Ltd.
                   (Bermuda) ........................     20,444,220
  632,600          XL Capital Ltd. (Class A)
                   (Bermuda) ........................     57,794,336
                                                      --------------
                                                         257,260,011
                                                      --------------
                   Railroads (0.6%)
  481,200          CSX Corp. ........................     16,866,060
  603,000          Norfolk Southern Corp. ...........     11,052,990
  300,000          Union Pacific Corp. ..............     17,100,000
                                                      --------------
                                                          45,019,050
                                                      --------------
                   Recreational Products (1.4%)
  259,800          Activision, Inc.* ................      6,757,398
1,044,000          Electronic Arts Inc.* ............     62,587,800
  977,300          Mattel, Inc. .....................     16,809,560
  328,500          THQ, Inc.* .......................     15,922,395
                                                      --------------
                                                         102,077,153
                                                      --------------
                   Regional Banks (1.2%)
1,014,500          Fifth Third Bancorp ..............     62,472,910
  670,300          First Tennessee National
                   Corp. ............................     24,305,078
                                                      --------------
                                                          86,777,988
                                                      --------------
                   Restaurants (0.7%)
  278,500          CBRL Group, Inc. .................      8,199,040
  756,900          Darden Restaurants, Inc. .........     26,794,260
  274,100          Tricon Global Restaurants,
                   Inc.* ............................     13,485,720
                                                      --------------
                                                          48,479,020
                                                      --------------


     NUMBER OF
      SHARES                                                  VALUE
------------------                                    --------------------
                   Semiconductors (5.6%)
  217,600          Genesis Microchip, Inc.* ......... $   14,387,712
  871,300          Infineon Technologies AG
                   (ADR) (Germany) ..................     17,687,390
3,625,400          Intel Corp. ......................    114,018,830
  792,900          Intersil Holding Corp.
                   (Class A)* .......................     25,571,025
  447,500          Linear Technology Corp. ..........     17,470,400
  729,900          Marvell Technology Group
                   Ltd. (Bermuda)* ..................     26,145,018
  337,300          Maxim Integrated Products,
                   Inc.* ............................     17,711,623
  710,500          Microchip Technology Inc.* .......     27,524,770
  794,300          Micron Technology, Inc.* .........     24,623,300
  559,700          NVIDIA Corp.* ....................     37,443,930
  193,009          Samsung Electronics (GDR) -
                   144A\^ ...........................     22,331,141
   86,700          STMicroelectronics NV
                   (Switzerland) ....................      2,745,789
1,245,200          Taiwan Semiconductor
                   Manufacturing Co. Ltd.
                   (ADR) (Taiwan)* ..................     21,380,084
1,065,700          Texas Instruments, Inc. ..........     29,839,600
                                                      --------------
                                                         398,880,612
                                                      --------------
                   Services to the Health Industry (0.7%)
  377,200          Laboratory Corp. of America
                   Holdings* ........................     30,496,620
  314,700          Quest Diagnostics Inc.* ..........     22,567,137
                                                      --------------
                                                          53,063,757
                                                      --------------
                   Specialty Stores (1.0%)
  862,500          AutoZone, Inc.* ..................     61,927,500
  224,500          Michaels Stores, Inc.* ...........      7,397,275
                                                      --------------
                                                          69,324,775
                                                      --------------
                   Steel (0.2%)
  298,200          Nucor Corp. ......................     15,792,672
                                                      --------------
                   Telecommunication Equipment (0.8%)
  442,800          Motorola, Inc. ...................      6,650,856
  823,700          Polycom, Inc.* ...................     28,335,280
  493,700          QUALCOMM Inc.* ...................     24,931,850
                                                      --------------
                                                          59,917,986
                                                      --------------

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS o DECEMBER 31, 2001 CONTINUED


  NUMBER OF
   SHARES                                               VALUE
------------                                      -----------------
             Tobacco (0.3%)
  460,800    Philip Morris Companies, Inc.        $   21,127,680
                                                  --------------
             Trucking (0.2%)
  206,000    Roadway Corporation ................      7,560,200
  303,000    Werner Enterprises, Inc. ...........      7,362,900
                                                  --------------
                                                      14,923,100
                                                  --------------
             Trucks/Construction/Farm
             Machinery (0.6%)
  669,200    Deere & Co. ........................     29,217,272
  368,800    Navistar International Corp.*            14,567,600
                                                  --------------
                                                      43,784,872
                                                  --------------
             Wireless Communications (0.5%)
1,452,000    Sprint Corp. (PCS Group)* ..........     35,443,320
                                                  --------------
             Total Common Stocks
             (Cost $6,112,765,940) ..............  6,296,722,974
                                                  --------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
              Short-Term Investments (12.8%)
              U.S. Government Obligation (a) (7.0%)
$  500,000    U.S. Treasury Bills 1.638%
              due 01/03/02
              (Cost $499,954,514) ..........    499,954,514
                                             --------------
              Repurchase Agreement (5.8%)
   416,787    Joint repurchase agreement
              account 1.734% due
              01/02/02 (dated
              12/31/01; proceeds
              $416,827,160) (b)
              (Cost $416,787,000) .......... 416,787,000
                                             --------------
              Total Short-Term Investments
              (Cost $916,741,514)........... 916,741,514
                                             --------------

                                                         VALUE
                                                   -----------------
Total Investments
(Cost $7,029,507,454) (c).........   100.9%         $7,213,464,488
Liabilities in Excess of Other
Assets ...........................   ( 0.9)            (63,719,521)
                                     -----          --------------
Net Assets .......................   100.0%         $7,149,744,967
                                     =====          ==============

---------------------------
ADR    American Depository Receipt.
GDR    Global Depository Receipt.
*      Non-income producing security.
** Some of these securities are segregated in connection with open futures contracts.
 +     Resale is restricted to qualified institutional investors.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b)        Collateralized by federal agency and U.S. Treasury obligations.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $347,428,771 and the aggregate gross unrealized depreciation is $163,471,737, resulting in net unrealized appreciation of $183,957,034.

Futures Contracts Open at December 31, 2001:

                       DESCRIPTION,        UNDERLYING
   NUMBER                DELIVERY             FACE
     OF        LONG/      MONTH,             AMOUNT           UNREALIZED
 CONTRACTS     SHORT     AND YEAR           AT VALUE         APPRECIATION
-----------   ------- --------------   ------------------   -------------
    654        SHORT  Nasdaq 100
                      Index
                      March/2002       (103,560,900)        $1,492,822
                                                            ==========

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001



Assets:
Investments in securities, at value
 (cost $7,029,507,454) ...........................................    $  7,213,464,488
Receivable for:
  Investments sold ...............................................          28,825,448
  Shares of beneficial interest sold .............................           5,824,938
  Dividends ......................................................           3,706,439
  Variation margin receivable ....................................           2,648,700
Prepaid expenses and other assets ................................             205,273
                                                                      ----------------
  Total Assets ...................................................       7,254,675,286
                                                                      ----------------
Liabilities:
Payable for:
  Investments purchased ..........................................          85,344,269
  Shares of beneficial interest repurchased ......................          10,570,618
  Distribution fee ...............................................           5,581,984
  Investment management fee ......................................           2,859,437
Accrued expenses and other payables ..............................             574,011
                                                                      ----------------
  Total Liabilities ..............................................         104,930,319
                                                                      ----------------
  Net Assets .....................................................    $  7,149,744,967
                                                                      ================
Composition of Net Assets:
Paid-in-capital ..................................................    $  9,766,442,167
Net unrealized appreciation ......................................         185,446,105
Accumulated net investment loss ..................................             (57,276)
Accumulated net realized loss ....................................      (2,802,086,029)
                                                                      ----------------
  Net Assets .....................................................    $  7,149,744,967
                                                                      ================
Class A Shares:
Net Assets .......................................................    $    298,623,727
Shares Outstanding (unlimited authorized, $.01 par value).........          12,258,120
  Net Asset Value Per Share ......................................    $          24.36
                                                                      ================
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) ................    $          25.71
                                                                      ================
Class B Shares:
Net Assets .......................................................    $  6,191,793,309
Shares Outstanding (unlimited authorized, $.01 par value).........         262,795,797
  Net Asset Value Per Share ......................................    $          23.56
                                                                      ================
Class C Shares:
Net Assets .......................................................    $    227,574,142
Shares Outstanding (unlimited authorized, $.01 par value).........           9,764,873
  Net Asset Value Per Share ......................................    $          23.31
                                                                      ================
Class D Shares:
Net Assets .......................................................    $    431,753,789
Shares Outstanding (unlimited authorized, $.01 par value).........          17,487,381
  Net Asset Value Per Share ......................................    $          24.69
                                                                      ================



                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001



Net Investment Loss:
Income
Interest ...........................................................................    $     73,481,398
Dividends (net of $292,805 foreign withholding tax).................................          52,840,010
                                                                                        ----------------
  Total Income .....................................................................         126,321,408
                                                                                        ----------------
Expenses
Distribution fee (Class A shares) ..................................................             642,131
Distribution fee (Class B shares) ..................................................          74,261,531
Distribution fee (Class C shares) ..................................................           2,655,027
Investment management fee ..........................................................          39,011,595
Transfer agent fees and expenses ...................................................          11,270,022
Shareholder reports and notices ....................................................             738,006
Custodian fees .....................................................................             451,654
Registration fees ..................................................................             173,486
Professional fees ..................................................................              52,157
Trustees' fees and expenses ........................................................              26,974
Other ..............................................................................              82,468
                                                                                        ----------------
  Total Expenses ...................................................................         129,365,051
                                                                                        ----------------
  Net Investment Loss ..............................................................          (3,043,643)
                                                                                        ----------------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
  Investments ......................................................................      (2,408,852,458)
  Futures contracts ................................................................          43,399,644
  Foreign exchange transactions ....................................................             (18,022)
                                                                                        ----------------
  Net Loss .........................................................................      (2,365,470,836)
                                                                                        ----------------
Net change in unrealized appreciation/depreciation on:
  Investments ......................................................................        (723,907,650)
  Futures contracts ................................................................           4,767,232
  Net translation of other assets and liabilities denominated in foreign currencies              (12,737)
                                                                                        ----------------
  Net Depreciation .................................................................        (719,153,155)
                                                                                        ----------------
  Net Loss .........................................................................      (3,084,623,991)
                                                                                        ----------------
Net Decrease .......................................................................    $ (3,087,667,634)
                                                                                        ================



                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS




                                                                                  FOR THE YEAR         FOR THE YEAR
                                                                                     ENDED                 ENDED
                                                                               DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                              -------------------   ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss .......................................................    $     (3,043,643)     $     (9,918,880)
Net realized gain (loss) ..................................................      (2,365,470,836)        1,276,303,099
Net change in unrealized depreciation .....................................        (719,153,155)       (2,564,916,767)
                                                                               ----------------      ----------------
  Net Decrease ............................................................      (3,087,667,634)       (1,298,532,548)
                                                                               ----------------      ----------------
Distributions to Shareholders from Net Realized Gain*:
Class A shares ............................................................          (5,231,763)          (54,348,877)
Class B shares ............................................................        (122,038,907)       (1,440,611,682)
Class C shares ............................................................          (4,446,126)          (48,769,136)
Class D shares ............................................................          (7,562,708)          (76,095,238)
                                                                               ----------------      ----------------
  Total Distributions .....................................................        (139,279,504)       (1,619,824,933)
                                                                               ----------------      ----------------
Net increase (decrease) from transactions in shares of beneficial interest       (1,089,982,254)        3,124,129,889
                                                                               ----------------      ----------------
  Net Increase (Decrease) .................................................      (4,316,929,392)          205,772,408
Net Assets:
Beginning of period .......................................................      11,466,674,359        11,260,901,951
                                                                               ----------------      ----------------
End of Period
(Including accumulated net investment losses of $57,276 and $134,794,
respectively) .............................................................    $  7,149,744,967      $ 11,466,674,359
                                                                               ================      ================

------------
*     Includes Short-Term Gains of:


  Class A shares ..................    $   428,821     $ 29,360,434
  Class B shares ..................     10,002,903      782,509,647
  Class C shares ..................        364,426       26,312,902
  Class D shares ..................        619,876       40,669,909
                                       -----------     ------------
   Total Short-Term Gains .........    $11,416,026     $878,852,892
                                       ===========     ============

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS o DECEMBER 31, 2001


1. Organization and Accounting Policies

Morgan Stanley American Opportunities Fund (the "Fund"), formerly Morgan Stanley Dean Witter American Opportunities Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth consistent with an effort to reduce volatility. The Fund seeks to achieve its objective by investing in a diversified portfolio of securities consisting principally of common stocks. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and was reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(5) short-term debt securities having a maturity date of more than sixty days at time of

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS o DECEMBER 31, 2001 CONTINUED

purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirement of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Foreign Currency Translation - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS o DECEMBER 31, 2001 CONTINUED

included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

G. Forward Foreign Currency Contracts - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

H. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

I. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. Investment Management Agreement
Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.475% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.45% to the portion of daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.425% to the portion of daily net assets in excess of $4.5 billion.


3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS o DECEMBER 31, 2001 CONTINUED

12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B
- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the Plan's inception; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $112,515,000 at December 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 1.0%, respectively.

The Distributor has informed the Fund that for year ended December 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A, Class B and Class C shares of approximately $3,000, $11,140,000 and $95,000, respectively and received approximately $517,000 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2001, aggregated $27,417,541,636 and $27,893,180,868, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $1,915,733,713 and $1,907,047,131, respectively.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS o DECEMBER 31, 2001 CONTINUED

For the year ended December 31, 2001, the Fund incurred $504,788 in brokerage commissions with Morgan Stanley DW Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

For the year ended December 31, 2001, the Fund incurred brokerage commissions of $5,481,300 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At December 31, 2001, the Fund's payables for securities purchased and receivables for securities sold included unsettled trades with Morgan Stanley & Co., Inc. of $4,923,299 and $14,411,958, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $116,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $14,713. At December 31, 2001, the Fund had an accrued pension liability of $57,212 which is included in accrued expenses in the Statement of Assets and Liabilities.


5. Federal Income Tax Status
At December 31, 2001, the Fund had a net capital loss carryover of approximately $2,635,231,000 which will be available through December 31, 2009 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $1,036,000 during fiscal 2001.

As of December 31, 2001, the Fund had temporary book/tax differences primarily attributable to post-October losses, the mark-to-market of open futures contracts and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $3,139,408, accumulated net investment loss credited $3,121,161 and accumulated net realized loss was credited $18,247.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS o DECEMBER 31, 2001 CONTINUED

6. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 2001, the Fund had outstanding futures contracts and no outstanding forward contracts.


7. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:



                                                           FOR THE YEAR                            FOR THE YEAR
                                                               ENDED                                   ENDED
                                                         DECEMBER 31, 2001                       DECEMBER 31, 2000
                                               -------------------------------------   -------------------------------------
                                                    SHARES              AMOUNT              SHARES              AMOUNT
                                               ---------------   -------------------   ---------------   -------------------
CLASS A SHARES
Sold .......................................      10,210,307      $    249,148,823         7,366,837      $    311,162,587
Reinvestment of distributions ..............         194,773             5,130,332         1,600,023            53,414,533
Redeemed ...................................      (9,930,147)         (239,332,480)       (4,255,445)         (174,811,614)
                                                  ----------      ----------------        ----------      ----------------
Net increase - Class A .....................         474,933            14,946,675         4,711,415           189,765,506
                                                  ----------      ----------------        ----------      ----------------
CLASS B SHARES .............................
Sold .......................................      28,831,207           765,374,311        68,693,118         2,873,958,776
Reinvestment of distributions ..............       4,465,141           114,173,617        41,181,200         1,343,564,736
Redeemed ...................................     (78,706,340)       (1,994,441,990)      (45,345,785)       (1,853,040,926)
                                                 -----------      ----------------       -----------      ----------------
Net increase (decrease) - Class B. .........     (45,409,992)       (1,114,894,062)       64,528,533         2,364,482,586
                                                 -----------      ----------------       -----------      ----------------
CLASS C SHARES .............................
Sold .......................................       2,216,556            58,217,063         5,276,343           217,852,042
Reinvestment of distributions ..............         170,442             4,310,465         1,463,696            47,183,194
Redeemed ...................................      (3,307,588)          (83,096,675)       (1,861,510)          (74,965,499)
                                                 -----------      ----------------       -----------      ----------------
Net increase (decrease) - Class C. .........        (920,590)          (20,569,147)        4,878,529           190,069,737
                                                 -----------      ----------------       -----------      ----------------
CLASS D SHARES .............................
Sold .......................................       8,553,929           227,003,840         9,663,419           410,079,356
Reinvestment of distributions ..............         267,623             7,134,825         2,147,959            72,336,829
Redeemed ...................................      (8,003,283)         (203,604,385)       (2,464,696)         (102,604,125)
                                                 -----------      ----------------       -----------      ----------------
Net increase - Class D .....................         818,269            30,534,280         9,346,682           379,812,060
                                                 -----------      ----------------       -----------      ----------------
Net increase (decrease) in Fund ............     (45,037,380)     $ (1,089,982,254)       83,465,159      $  3,124,129,889
                                                 ===========      ================       ===========      ================

Morgan Stanley American Opportunities Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------
                                                          2001          2000            1999             1998
                                                     ------------- -------------- ---------------- ----------------
Class A Shares++
Selected Per Share Data:
Net asset value, beginning of period ...............   $  33.77      $  43.35        $   33.16        $   29.59
                                                       --------      --------        ---------        ---------
Income (loss) from investment operations:
 Net investment income .............................      0.18          0.16              0.10             0.15
 Net realized and unrealized gain (loss) ...........    ( 9.17)       ( 4.40)            14.80             8.71
                                                       --------      --------        ---------        ---------
Total income (loss) from investment operations .....    ( 8.99)       ( 4.24)            14.90             8.86
                                                       --------      --------        ---------        ---------
Less distributions from net realized gain ..........    ( 0.42)       ( 5.34)           ( 4.71)          ( 5.29)
                                                       --------      --------        ---------        ---------
Net asset value, end of period .....................   $  24.36      $  33.77        $   43.35        $   33.16
                                                       ========      ========        =========        =========
Total Return+ ......................................    (26.72)%      ( 9.51)%           46.94%           31.78%
Ratios to Average Net Assets:
Expenses ........................................... 0.81 %(3)     0.80 %(3)              0.81%(3)         0.86%(3)
Net investment income .............................. 0.68 %(3)     0.37 %(3)              0.28%(3)         0.43%(3)
Supplemental Data:
Net assets, end of period, in thousands ............  $298,624      $397,887         $ 306,542        $ 116,894
Portfolio turnover rate ............................  380 %         425 %                  378%             321%



                                                       FOR THE PERIOD
                                                       JULY 28, 1997*
                                                           THROUGH
                                                      DECEMBER 31, 1997
                                                     ------------------
Class A Shares++
Selected Per Share Data:
Net asset value, beginning of period ...............     $ 31.87
                                                         -------
Income (loss) from investment operations:
 Net investment income .............................       0.05
 Net realized and unrealized gain (loss) ...........       2.32
                                                         -------
Total income (loss) from investment operations .....       2.37
                                                         -------
Less distributions from net realized gain ..........     ( 4.65)
                                                         -------
Net asset value, end of period .....................     $ 29.59
                                                         =======
Total Return+ ......................................     7.70%(1)
Ratios to Average Net Assets:
Expenses ...........................................     0.92%(2)
Net investment income ..............................     0.38%(2)
Supplemental Data:
Net assets, end of period, in thousands ............   $15,844
Portfolio turnover rate ............................      275%

------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS CONTINUED

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                         --------------------------------------
                                                                 2001               2000
                                                         ------------------- ------------------
Class B Shares++
Selected Per Share Data:
Net asset value, beginning of period ...................       $ 32.94            $ 42.63
                                                               -------            -------
Income (loss) from investment operations:
 Net investment loss ...................................       ( 0.03)            ( 0.05)
 Net realized and unrealized gain (loss) ...............       ( 8.93)            ( 4.30)
                                                               -------            -------
Total income (loss) from investment operations .........       ( 8.96)            ( 4.35)
                                                               -------            -------
Less distributions from net realized gain ..............       ( 0.42)            ( 5.34)
                                                               -------            -------
Net asset value, end of period. ........................       $ 23.56            $ 32.94
                                                               =======            =======
Total Return+ ..........................................      (27.30)%            ( 9.93)%
Ratio to Average Net Assets:
Expenses. ..............................................        1.61 %(1)           1.28 %(1)
Net investment loss ....................................      ( 0.12)%(1)         ( 0.11)%(1)
Supplemental Data:
Net assets, end of period, in millions .................     $ 6,192             $10,151
Portfolio turnover rate ................................         380 %               425 %



                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------
                                                                1999                1998            1997*
                                                         ------------------ -------------------- -----------
Class B Shares++
Selected Per Share Data:
Net asset value, beginning of period ...................      $ 32.85              $ 29.51        $ 27.01
                                                              -------              -------        -------
Income (loss) from investment operations:
 Net investment loss ...................................      ( 0.09)              ( 0.03)        ( 0.10)
 Net realized and unrealized gain (loss) ...............       14.58                 8.66           8.34
                                                              -------              -------        -------
Total income (loss) from investment operations .........       14.49                 8.63           8.24
                                                              -------              -------        -------
Less distributions from net realized gain ..............      ( 4.71)              ( 5.29)        ( 5.74)
                                                              -------              -------        -------
Net asset value, end of period. ........................      $ 42.63              $ 32.85        $ 29.51
                                                              =======              =======        =======
Total Return+ ..........................................        46.12 %              31.07 %        31.55 %
Ratio to Average Net Assets:
Expenses. ..............................................         1.33 %(1)            1.39 %(1)      1.46 %
Net investment loss ....................................       ( 0.24)%(1)          ( 0.10)% (1)   ( 0.34)%
Supplemental Data:
Net assets, end of period, in millions .................      $10,389               $5,750         $4,078
Portfolio turnover rate ................................          378 %                321 %          275 %

------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to April 30, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), have been designated Class B shares. The Old Shares have been designated Class D shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS CONTINUED


                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------
                                                             2001                2000
                                                     ------------------- -------------------
Class C Shares++
Selected Per Share Data:
Net asset value, beginning of period ...............      $  32.58            $  42.35
                                                          --------            --------
Income (loss) from investment operations:
 Net investment loss ...............................       ( 0.03)             ( 0.15)
 Net realized and unrealized gain (loss) . .........       ( 8.82)             ( 4.28)
                                                          --------            --------
Total income (loss) from investment operations .....       ( 8.85)             ( 4.43)
                                                          --------            --------
Less distributions from net realized gain ..........       ( 0.42)             ( 5.34)
                                                          --------            --------
Net asset value, end of period .....................      $  23.31            $  32.58
                                                          ========            ========
Total Return+ ......................................       (27.29)%            (10.17)%
Ratios to Average Net Assets:
Expenses ...........................................         1.61 %(3)           1.55 % (3)
Net investment loss ................................       ( 0.12)%(3)         ( 0.38)%(3)
Supplemental Data:
Net assets, end of period, in thousands ............     $227,574            $348,180
Portfolio turnover rate ............................          380 %               425 %



                                                                                               FOR THE PERIOD
                                                         FOR THE YEAR ENDED DECEMBER 31,          JULY 28,
                                                     ---------------------------------------      THROUGH
                                                            1999                1998          DECEMBER 31, 1997
                                                     ------------------ -------------------- ------------------
Class C Shares++
Selected Per Share Data:
Net asset value, beginning of period ...............      $  32.74             $ 29.49            $ 31.87
                                                          --------             -------            -------
Income (loss) from investment operations:
 Net investment loss ...............................        ( 0.18)             ( 0.10)            ( 0.05)
 Net realized and unrealized gain (loss) . .........         14.50                8.64               2.32
                                                          --------             -------            -------
Total income (loss) from investment operations .....         14.32                8.54               2.27
                                                          --------             -------            -------
Less distributions from net realized gain ..........        ( 4.71)             ( 5.29)            ( 4.65)
                                                          --------             -------            -------
Net asset value, end of period .....................      $  42.35             $ 32.74            $ 29.49
                                                          ========             =======            =======
Total Return+ ......................................         45.75 %            30.78 %              7.39 %(1)
Ratios to Average Net Assets:
Expenses ...........................................          1.59 %(3)          1.61 %(3)           1.66 %(2)
Net investment loss ................................        ( 0.50)%(3)        ( 0.32)% (3)        ( 0.36)%(2)
Supplemental Data:
Net assets, end of period, in thousands ............      $245,942            $60,861             $12,204
Portfolio turnover rate ............................           378 %              321 %               275 %

------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS CONTINUED


                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                           2001            2000               1999                  1998
                                                     --------------- --------------- --------------------- ---------------------
Class D Shares++
Selected Per Share Data:
Net asset value, beginning of period ...............  $ 34.15        $  43.66            $ 33.31             $     29.63
                                                      --------        --------            -------             ----------
Income (loss) from investment operations:
 Net investment income .............................     0.23            0.28               0.18                    0.24
 Net realized and unrealized gain (loss) ...........   ( 9.27)         ( 4.45)             14.88                    8.73
                                                      --------        --------            -------             ----------
Total income (loss) from investment operations .....   ( 9.04)         ( 4.17)             15.06                    8.97
                                                      --------        --------            -------             ----------
Less distributions from net realized gain ..........   ( 0.42)         ( 5.34)            ( 4.71)                 ( 5.29)
                                                      --------        --------            --------            -------------
Net asset value, end of period. ....................  $ 24.69        $  34.15            $ 43.66             $     33.31
                                                      ========        ========            ========            =============
Total Return+ ......................................   (26.56)%        ( 9.28)%            47.22 %                 32.12    %
Ratios to Average Net Assets:
Expenses ...........................................     0.61 % (3)      0.55 %(3)          0.59 % (3)              0.61% (3)
Net investment income ..............................     0.88 %(3)       0.62 %(3)          0.50 % (3)              0.68% (3)
Supplemental Data:
Net assets, end of period, in thousands ............ $431,754        $569,203          $ 319,692             $   135,022
Portfolio turnover rate ............................      380 %           425 %              378 %                   321%



                                                       FOR THE PERIOD
                                                       JULY 28, 1997*
                                                           THROUGH
                                                      DECEMBER 31, 1997
                                                     ------------------
Class D Shares++
Selected Per Share Data:
Net asset value, beginning of period ...............    $ 31.87
                                                        -------
Income (loss) from investment operations:
 Net investment income .............................      0.07
 Net realized and unrealized gain (loss) ...........      2.34
                                                        -------
Total income (loss) from investment operations .....      2.41
                                                        -------
Less distributions from net realized gain ..........    ( 4.65)
                                                        -------
Net asset value, end of period. ....................    $ 29.63
                                                        =======
Total Return+ ......................................       7.83 %(1)
Ratios to Average Net Assets:
Expenses ...........................................       0.64 %(2)
Net investment income ..............................       0.50 %(2)
Supplemental Data:
Net assets, end of period, in thousands ............    $49,772
Portfolio turnover rate ............................        275%

------------
* The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley American Opportunities Fund:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley American Opportunities Fund (the "Fund"), formerly Morgan Stanley Dean Witter American Opportunities Fund, including the portfolio of investments, as of December 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley American Opportunities Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
February 11, 2002

                      2001 Federal Tax Notice (unaudited)

      During the fiscal year ended December 31, 2001, the Fund paid to its shareholders $0.39 per share from long-term capital gains.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:



                                                         Term of
                                                       Office and
                                       Position(s)      Length of
       Name, Age and Address of         Held with         Time
         Independent Trustee            Registrant       Served*
------------------------------------- ------------- ----------------
Michael Bozic (60)                    Trustee       Trustee since
c/o Mayer, Brown & Platt                            April 1994
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)                    Trustee       Trustee since
c/o Summit Ventures LLC                             January 1993
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (67)                  Trustee       Trustee since
c/o Mayer, Brown & Platt                            September 1997
Counsel to the Independent Trustees
1675 Broadway
New York, NY



                                                                                          Number of
                                                                                         Portfolios
                                                                                           in Fund
                                                                                           Complex
       Name, Age and Address of                                                           Overseen
         Independent Trustee             Principal Occupation(s) During Past 5 Years    by Trustee**
------------------------------------- ------------------------------------------------ --------------
Michael Bozic (60)                    Retired; Director or Trustee of the Morgan       129
c/o Mayer, Brown & Platt              Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees   formerly Vice Chairman of Kmart Corporation
1675 Broadway                         (December 1998-October 2000), Chairman and
New York, NY                          Chief Executive Officer of Levitz Furniture
                                      Corporation (November 1995-November 1998)
                                      and President and Chief Executive Officer of
                                      Hills Department Stores (May 1991-July 1995);
                                      formerly variously Chairman, Chief Executive
                                      Officer, President and Chief Operating Officer
                                      (1987-1991) of the Sears Merchandise Group
                                      of Sears, Roebuck & Co.

Edwin J. Garn (69)                    Director or Trustee of the Morgan Stanley        129
c/o Summit Ventures LLC               Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                         United States Senator (R-Utah) (1974-1992)
201 S. Main Street                    and Chairman, Senate Banking Committee
Salt Lake City, UT                    (1980-1986); formerly Mayor of Salt Lake City,
                                      Utah (1971-1974); formerly Astronaut, Space
                                      Shuttle Discovery (April 12-19, 1985); Vice
                                      Chairman, Huntsman Corporation (chemical
                                      company); member of the Utah Regional
                                      Advisory Board of Pacific Corp.

Wayne E. Hedien (67)                  Retired; Director or Trustee of the Morgan       129
c/o Mayer, Brown & Platt              Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees   formerly associated with the Allstate
1675 Broadway                         Companies (1966-1994), most recently as
New York, NY                          Chairman of The Allstate Corporation
                                      (March 1993-December 1994) and Chairman
                                      and Chief Executive Officer of its wholly-owned
                                      subsidiary, Allstate Insurance Company
                                      (July 1989-December 1994).



       Name, Age and Address of
         Independent Trustee                 Other Directorships Held by Trustee
------------------------------------- ------------------------------------------------
Michael Bozic (60)                    Director of Weirton Steel Corporation.
c/o Mayer, Brown & Platt
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)                    Director of Franklin Covey (time management
c/o Summit Ventures LLC               systems), BMW Bank of North America, Inc.
1 Utah Center                         (industrial loan corporation), United Space
201 S. Main Street                    Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                    and the Boeing Company) and Nuskin Asia
                                      Pacific (multilevel marketing); member of the
                                      board of various civic and charitable
                                      organizations.

Wayne E. Hedien (67)                  Director of The PMI Group Inc. (private
c/o Mayer, Brown & Platt              mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees   Chairman of The Field Museum of Natural
1675 Broadway                         History; director of various other business and
New York, NY                          charitable organizations.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION CONTINUED


                                                          Term of
                                                         Office and
                                         Position(s)     Length of
        Name, Age and Address of          Held with         Time
          Independent Trustee             Registrant      Served*
--------------------------------------- ------------- ---------------
Dr. Manuel H. Johnson (52)              Trustee       Trustee since
c/o Johnson Smick International, Inc.                 July 1991
1133 Connecticut Avenue, N.W.
Washington, D.C.

Michael E. Nugent (65)                  Trustee       Trustee since
c/o Triumph Capital, L.P.                             July 1991
237 Park Avenue
New York, NY

John L. Schroeder (71)                  Trustee       Trustee since
c/o Mayer, Brown & Platt                              April 1994
Counsel to the Independent Trustees
1675 Broadway
New York, NY



                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                                                                                             Complex
        Name, Age and Address of                                                            Overseen
          Independent Trustee              Principal Occupation(s) During Past 5 Years    by Trustee**
--------------------------------------- ------------------------------------------------ --------------
Dr. Manuel H. Johnson (52)              Chairman of the Audit Committee and Director     129
c/o Johnson Smick International, Inc.   or Trustee of the Morgan Stanley Funds and the
1133 Connecticut Avenue, N.W.           TCW/DW Term Trusts; Senior Partner, Johnson
Washington, D.C.                        Smick International, Inc., a consulting firm;
                                        Co-Chairman and a founder of the Group of
                                        Seven Council (G7C), an international economic
                                        commission; formerly Vice Chairman of the
                                        Board of Governors of the Federal Reserve
                                        System and Assistant Secretary of the U.S.
                                        Treasury.

Michael E. Nugent (65)                  Chairman of the Insurance Committee and          207
c/o Triumph Capital, L.P.               Director or Trustee of the Morgan Stanley
237 Park Avenue                         Funds and the TCW/DW Term Trusts; director/
New York, NY                            trustee of various investment companies
                                        managed by Morgan Stanley Investment
                                        Management Inc. and Morgan Stanley
                                        Investments LP (since July 2001); General
                                        Partner, Triumph Capital, L.P., a private
                                        investment partnership; formerly Vice
                                        President, Bankers Trust Company and BT
                                        Capital Corporation (1984-1988).

John L. Schroeder (71)                  Retired; Chairman of the Derivatives Committee   129
c/o Mayer, Brown & Platt                and Director or Trustee of the Morgan Stanley
Counsel to the Independent Trustees     Funds and the TCW/DW Term Trusts; formerly
1675 Broadway                           Executive Vice President and Chief Investment
New York, NY                            Officer of the Home Insurance Company
                                        (August 1991-September 1995).



        Name, Age and Address of
          Independent Trustee                 Other Directorships Held by Trustee
--------------------------------------- ----------------------------------------------
Dr. Manuel H. Johnson (52)              Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.   Chairman and Trustee of the Financial
1133 Connecticut Avenue, N.W.           Accounting Foundation (oversight organization
Washington, D.C.                        of the Financial Accounting Standards Board).

Michael E. Nugent (65)                  Director of various business organizations.
c/o Triumph Capital, L.P.
237 Park Avenue
New York, NY

John L. Schroeder (71)                  Director of Citizens Communications Company
c/o Mayer, Brown & Platt                (telecommunications company).
Counsel to the Independent Trustees
1675 Broadway
New York, NY

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION CONTINUED

Interested Trustees:





                                                           Term of
                                                          Office and
                                     Position(s)          Length of
   Name, Age and Address of           Held with              Time
      Interested Trustee              Registrant           Served*
------------------------------ ----------------------- ---------------
Charles A. Fiumefreddo (68)    Chairman, Director or   Trustee since
c/o Morgan Stanley Trust       Trustee and Chief       July 1991
Harborside Financial Center,   Executive Officer
Plaza Two,
Jersey City, NJ

James F. Higgins (53)          Trustee                 Trustee since
c/o Morgan Stanley Trust                               June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (58)         Trustee                 Trustee since
1585 Broadway                                          April 1994
New York, NY



                                                                                    Number of
                                                                                   Portfolios
                                                                                     in Fund
                                                                                     Complex
   Name, Age and Address of                                                         Overseen
      Interested Trustee          Principal Occupation(s) During Past 5 Years     by Trustee**
------------------------------ ------------------------------------------------- --------------
Charles A. Fiumefreddo (68)    Chairman, Director or Trustee and Chief           129
c/o Morgan Stanley Trust       Executive Officer of the Morgan Stanley Funds
Harborside Financial Center,   and the TCW/DW Term Trusts; formerly
Plaza Two,                     Chairman, Chief Executive Officer and Director
Jersey City, NJ                of the Investment Manager, the Distributor and
                               Morgan Stanley Services, Executive Vice
                               President and Director of Morgan Stanley DW,
                               Chairman and Director of the Transfer Agent,
                               and Director and/or officer of various Morgan
                               Stanley subsidiaries (until June 1998).

James F. Higgins (53)          Senior Adviser of Morgan Stanley (since           129
c/o Morgan Stanley Trust       August 2000); Director of the Transfer Agent,
Harborside Financial Center,   the Distributor and Dean Witter Realty Inc.;
Plaza Two,                     Director or Trustee of the Morgan Stanley
Jersey City, NJ                Funds and the TCW/DW Term Trusts (since
                               June 2000); previously President and Chief
                               Operating Officer of the Private Client Group of
                               Morgan Stanley (May 1999-August 2000),
                               President and Chief Operating Officer of
                               Individual Securities of Morgan Stanley
                               (February 1997-May 1999).

Philip J. Purcell (58)         Director or Trustee of the Morgan Stanley         129
1585 Broadway                  Funds and the TCW/DW Term Trusts; Chairman
New York, NY                   of the Board of Directors and Chief Executive
                               Officer of Morgan Stanley and Morgan Stanley
                               DW; Director of the Distributor; Chairman of the
                               Board of Directors and Chief Executive Officer
                               of Novus Credit Services Inc.; Director and/or
                               officer of various Morgan Stanley subsidiaries.



   Name, Age and Address of
      Interested Trustee            Other Directorships Held by Trustee
------------------------------ --------------------------------------------
Charles A. Fiumefreddo (68)    None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (53)          None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (58)         Director of American Airlines, Inc. and its
1585 Broadway                  parent company, AMR Corporation.
New York, NY

------------
 * Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION CONTINUED

Officers:

                                                      Term of
                                                     Office and
                                  Position(s)        Length of
   Name, Age and Address of        Held with            Time
       Executive Officer           Registrant         Served*
------------------------------ ----------------- -----------------
Mitchell M. Merin (48)         President         President since
1221 Avenue of the Americas                      May 1999
New York, NY

Barry Fink (46)                Vice President,   Vice President,
c/o Morgan Stanley Trust       Secretary and     Secretary
Harborside Financial Center,   General Counsel   and General
Plaza Two                                        Counsel since
Jersey City, NJ                                  February 1997

Thomas F. Caloia (55)          Treasurer         Over 5 years
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two
Jersey City, NJ

Anita H. Kolleeny (46)         Vice President    Since 1986
1221 Avenue of the Americas
New York, New York

Michelle Kaufman (37)          Vice President    Since May 1999
1221 Avenue of the Americas
New York, New York

Alison E. Williams (33)        Vice President    Since February
1221 Avenue of the Americas                      2002
New York, New York


 Principal Occupation(s) During Past 5 Years
 ---------------------------------------------------------------------

 President and Chief Operating Officer of Morgan Stanley Investment Management
 (since December 1998); President, Director (since April 1997) and Chief
 Executive Officer (since June 1998) of the Investment Manager and Morgan
 Stanley Services; Chairman, Chief Executive Officer and Director of the
 Distributor (since June 1998); Chairman and Chief Executive Officer (since June
 1998) and Director (since January 1998) of the Transfer Agent; Director of various Morgan Stanley subsidiaries; President of the Morgan Stanley Funds and
 TCW/DW Term Trusts (since May 1999); Trustee of various Van Kampen investment companies (since December 1999); previously Chief Strategic Officer of the
 Investment Manager and Morgan Stanley Services and Executive Vice President of the Distributor (April 1997-June 1998), Vice President of the Morgan Stanley
 Funds (May 1997-April 1999), and Executive Vice President of Morgan Stanley.
 General Counsel (since May 2000) and Managing Director (since December 2000) of
 Morgan Stanley Investment Management; Managing Director (since December 2000), and Secretary and General Counsel (since February 1997) and Director (since
 July 1998) of the Investment Manager and Morgan Stanley Services; Assistant
 Secretary of Morgan Stanley DW; Vice President, Secretary and General Counsel of the Morgan Stanley Funds and TCW/DW Term Trusts (since February 1997); Vice
 President and Secretary of the Distributor; previously, Senior Vice President,
 Assistant Secretary and Assistant General Counsel of the Investment Manager and
 Morgan Stanley Services. First Vice President and Assistant Treasurer of the
 Investment Manager, the Distributor and Morgan Stanley Services; Treasurer of the Morgan Stanley Funds.



     Managing Director and Portfolio Manager of the Investment Manager for over
     5 years.


     Managing Director and Portfolio Manager of the Investment Manager for over
     5 years.


     President and Portfolio Manager of the Investment Manager (since February
     2001); previously an equity analyst at Painewebber.


------------
 * Each Officer serves an indefinite term, until his or her successor is elected.

Trustees

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedian
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Shroeder

Officers

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Anita H. Kolleeny
Vice President

Michelle Kaufman
Vice President

Alison E. Williams
Vice President

Thomas F. Caloia
Treasurer

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

Independent Auditors

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Investment Manager

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.






Morgan Stanley


[GRAPHIC OMITTED]





Morgan Stanley
American
Opportunities Fund





Annual Report
December 31, 2001

                                                           [MORGAN STANLEY LOGO]


Morgan Stanley Capital Growth Securities


A MUTUAL FUND THAT SEEKS
LONG-TERM CAPITAL GROWTH

                                                                   [COVER PHOTO]


                                                  Prospectus - December 31, 2001


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

The Fund                  INVESTMENT OBJECTIVE........................................                   1

                          PRINCIPAL INVESTMENT STRATEGIES.............................                   1

                          PRINCIPAL RISKS.............................................                   1

                          PAST PERFORMANCE............................................                   3

                          FEES AND EXPENSES...........................................                   4

                          ADDITIONAL INVESTMENT STRATEGY INFORMATION..................                   5

                          ADDITIONAL RISK INFORMATION.................................                   5

                          FUND MANAGEMENT.............................................                   6


Shareholder Information   PRICING FUND SHARES.........................................                   7

                          HOW TO BUY SHARES...........................................                   7

                          HOW TO EXCHANGE SHARES......................................                   9

                          HOW TO SELL SHARES..........................................                  10

                          DISTRIBUTIONS...............................................                  12

                          TAX CONSEQUENCES............................................                  12

                          SHARE CLASS ARRANGEMENTS....................................                  13

Financial Highlights      ............................................................                  20

Morgan Stanley Funds      ............................................................   INSIDE BACK COVER

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

The Fund

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
Morgan Stanley Capital Growth Securities seeks long-term capital growth.


[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund will normally invest at least 65% of its assets in common stocks (including depositary receipts). The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., utilizes a computerized screening process designed to find companies that demonstrate in its view a history of consistent improvement in earnings or cash flow and revenues over the past several years, and that are believed to have solid future earnings or cash flow growth characteristics and attractive valuations. Dividend income is not a primary consideration in this stock selection process. Companies meeting these requirements are potential candidates for investment by the Fund. The Investment Manager may modify the screening process and/or may utilize additional or different screening processes in connection with the Fund's investments. The Fund may invest up to 25% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 35% of the Fund's assets may be invested in fixed-income securities, convertible securities, preferred securities, and real estate investment trusts (commonly known as "REITs").

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.


[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Foreign Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Other Risks. The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its fixed-income securities, convertible securities and REITs. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.


AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
[End Sidebar]

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                          EDGAR REPRESENTATION OF DATA
                         POINTS USED IN PRINTED GRAPHIC


1991   47.97%
'92    -0.47%
'93    -9.01%
'94    -3.03%
'95    31.28%
'96    10.67%
'97    25.20%
'98    16.98%
'99    30.09%
2000    0.10%

THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS B SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS THAN SHOWN. YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2001 WAS -30.26%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 25.60% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -14.99% (quarter ended September 30, 1998).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-----------------------------------------------------------------------------
                                     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------
 Class A(1)                            -4.48%          --            --
-----------------------------------------------------------------------------
 Class B                               -4.33%        15.93%        13.67%
-----------------------------------------------------------------------------
 Class C(1)                            -0.86%          --            --
-----------------------------------------------------------------------------
 Class D(1)                             1.07%          --            --
-----------------------------------------------------------------------------
 S&P 500(2)                            -9.10%        18.32%        17.44%
-----------------------------------------------------------------------------

 1    CLASS A, C AND D COMMENCED OPERATIONS ON JULY 28, 1997.
 2 THE STANDARD & POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK-) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]
SHAREHOLDER FEES
These fees are paid directly from your investment.


ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended October 31, 2001.

[End Sidebar]

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


---------------------------------------------------------------------------------------------------
                                                              CLASS A   CLASS B   CLASS C   CLASS D
---------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases (as a
 percentage of offering price)                               5.25%(1)   None      None       None
---------------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage based on the lesser of the offering price
 or net asset value at redemption)                            None(2)   5.00%(3)  1.00%(4)  None
---------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
 Management fee                                               0.65%     0.65%     0.65%     0.65%
---------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees                        0.25%     1.00%     1.00%     None
---------------------------------------------------------------------------------------------------
 Other expenses                                               0.19%     0.19%     0.19%     0.19%
---------------------------------------------------------------------------------------------------
 Total annual Fund operating expenses                         1.09%     1.84%     1.84%     0.84%
---------------------------------------------------------------------------------------------------

 1    REDUCED FOR PURCHASES OF $25,000 AND OVER.
 2 INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC") OF 1.00% THAT WILL BE IMPOSED IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES.
 3 THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER. SEE "SHARE CLASS ARRANGEMENTS" FOR A COMPLETE DISCUSSION OF THE CDSC.
 4    ONLY APPLICABLE IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

             IF YOU SOLD YOUR SHARES:                      IF YOU HELD YOUR SHARES:
---------------------------------------------------   ----------------------------------
                 1 YEAR  3 YEARS  5 YEARS  10 YEARS   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------   ----------------------------------
 Class A          $630    $853    $1,094    $1,784     $630    $853    $1,094    $1,784
---------------------------------------------------   ----------------------------------
 Class B          $687    $879    $1,195    $2,159     $187    $579    $  995    $2,159
---------------------------------------------------   ----------------------------------
 Class C          $287    $579    $  995    $2,159     $187    $579    $  995    $2,159
---------------------------------------------------   ----------------------------------
 Class D          $ 86    $268    $  466    $1,037     $ 86    $268    $  466    $1,037
---------------------------------------------------   ----------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A.

[ICON]  ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

Other Investments. The Fund may invest up to 35% of its assets in U.S. government securities, investment grade fixed-income securities, preferred securities, securities convertible into common stock and REITs. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Convertible Securities. The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

REITs. REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. The performance of any Fund REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $135 billion in assets under management as of November 30, 2001.
[End Sidebar]

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------
The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed by the Capital Growth team of the Large Cap Growth Equity Group. Current members of the team include Peter Hermann, a Vice President of the Investment Manager, and Gustave Scacco, an Assistant Vice President of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended October 31, 2001 the Fund accrued total compensation to the Investment Manager amounting to 0.65% of the Fund's average daily net assets.

[Sidebar]
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Family of Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[End Sidebar]

Shareholder Information

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

[Sidebar]
EASYINVEST (SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

 MINIMUM INVESTMENT AMOUNTS
 ----------------------------------------------------------------------------------------
                                                                      MINIMUM INVESTMENT
                                                                      -------------------
 INVESTMENT OPTIONS                                                   INITIAL  ADDITIONAL
 ----------------------------------------------------------------------------------------
  Regular accounts                                                    $1,000     $100
 ----------------------------------------------------------------------------------------
  Individual Retirement
  Accounts:                      Regular IRAs                         $1,000     $100
                                 Education IRAs                       $ 500      $100
 ----------------------------------------------------------------------------------------
  EASYINVEST-SM-
  (Automatically from your
  checking or savings account or
  Money Market Fund)                                                  $100*      $100*
 ----------------------------------------------------------------------------------------

 *    PROVIDED YOUR SCHEDULE OF INVESTMENTS TOTALS $1,000 IN TWELVE MONTHS.

There is no minimum investment amount if you purchase Fund shares through:
(1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D
Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

- Make out a check for the total amount payable to: Morgan Stanley Capital Growth Securities.

- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this PROSPECTUS for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.



OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 CONTACT YOUR       To sell your shares, simply call your Morgan Stanley
 FINANCIAL          Financial Advisor or other authorized financial
                    representative.
 ADVISOR            ------------------------------------------------------------
 [ICON]             Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
--------------------------------------------------------------------------------
 BY LETTER          You can also sell your shares by writing a "letter of
                    instruction" that includes:
 [ICON]             - your account number;
                    - the name of the Fund;
                    - the dollar amount or the number of shares you wish to
                      sell;
                    - the Class of shares you wish to sell; and
                    - the signature of each owner as it appears on the account.
--------------------------------------------------------------------------------

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 BY LETTER,         If you are requesting payment to anyone other than the
 CONTINUED          registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee. You can obtain a signature guarantee from an
                    eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a
                    signature guarantee. Additional documentation may be
                    required for shares held by a corporation, partnership,
                    trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------
 SYSTEMATIC         If your investment in all of the Morgan Stanley Family of
 WITHDRAWAL PLAN    Funds has a total market value of at least $10,000, you may
 [ICON]             elect to withdraw amounts of $25 or more, or in any whole
                    percentage of a fund's balance (provided the amount is at
                    least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan
                    requirements.
                    ------------------------------------------------------------
                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this PROSPECTUS.
                    ------------------------------------------------------------
                    To sign up for the Systematic Withdrawal Plan, contact your
                    Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
                    remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                    account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST-SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

[Sidebar]
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

- The Fund makes distributions; and


- You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.


[ICON]  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


                                                     MAXIMUM
CLASS  SALES CHARGE                              ANNUAL 12B-1 FEE
-----------------------------------------------------------------
 A     Maximum 5.25% initial sales charge
       reduced for purchase of $25,000 or more;
       shares sold without an initial sales
       charge are generally subject to a 1.0%
       CDSC during the first year                        0.25%
-----------------------------------------------------------------
 B     Maximum 5.0% CDSC during the first year
       decreasing to 0% after six years                  1.00%
-----------------------------------------------------------------
 C     1.0% CDSC during the first year                   1.00%
-----------------------------------------------------------------
 D     None                                        None
-----------------------------------------------------------------

[Sidebar]
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[End Sidebar]


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                     FRONT-END SALES CHARGE
                                          ---------------------------------------------
AMOUNT OF                                     PERCENTAGE OF      APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                        PUBLIC OFFERING PRICE  OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
 Less than $25,000                                    5.25%                   5.54%
---------------------------------------------------------------------------------------
 $25,000 but less than $50,000                        4.75%                   4.99%
---------------------------------------------------------------------------------------
 $50,000 but less than $100,000                       4.00%                   4.17%
---------------------------------------------------------------------------------------
 $100,000 but less than $250,000                      3.00%                   3.09%
---------------------------------------------------------------------------------------
 $250,000 but less than $500,000                      2.50%                   2.56%
---------------------------------------------------------------------------------------
 $500,000 but less than $1 million                    2.00%                   2.04%
---------------------------------------------------------------------------------------
 $1 million and over                                  0.00%                   0.00%
---------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

- A single account (including an individual, trust or fiduciary account).

- Family member accounts (limited to husband, wife and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

- Tax-exempt organizations.

- Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million

(or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and
(2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

- A trust for which Morgan Stanley Trust provides discretionary trustee services.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee,
  (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, Morgan Stanley Eligible Plans) provided that, in the case of (i) and (ii) above, any such plans has at least 200 eligible employees.

- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

[Sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[End Sidebar]

- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
  (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

- Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                          CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE           OF AMOUNT REDEEMED
--------------------------------------------------------------
 First                                              5.0%
--------------------------------------------------------------
 Second                                             4.0%
--------------------------------------------------------------
 Third                                              3.0%
--------------------------------------------------------------
 Fourth                                             2.0%
--------------------------------------------------------------
 Fifth                                              2.0%
--------------------------------------------------------------
 Sixth                                              1.0%
--------------------------------------------------------------
 Seventh and thereafter                             None
--------------------------------------------------------------


Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are:
  (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
  (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

- Sales of shares held for you as a participant in a Morgan Stanley Eligible
  Plan.

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which Plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the Plan, you may later resume Plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares that are attributable to reinvested distributions from, or the proceeds of, certain unit investment trusts sponsored by Morgan Stanley DW.

- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor. However, Class D shares are not offered for investments made through Section 529 plans or donor-advised charitable gift funds (regardless of the size of the investment).

- Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

- Certain unit investment trusts sponsored by Morgan Stanley DW.

- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order meeting the requirements for investment in Class D will only be accepted for Class D shares.

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase
Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or
(2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

 Class A Shares++
--------------------------------------------------------------------------------------------------------------------
                                                                                                     FOR THE PERIOD
                                                       FOR THE YEAR ENDED OCTOBER 31,                JULY 28, 1997*
                                            ----------------------------------------------------        THROUGH
                                               2001          2000          1999          1998       OCTOBER 31, 1997
--------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period         $15.56        $16.91        $14.68        $18.75           $18.10
--------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------------------------------
    Net investment loss                        (0.02)        (0.03)        (0.04)        (0.11)           (0.04)
--------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
    (loss)                                     (4.48)         3.11          3.98         (0.55)            0.69
--------------------------------------------------------------------------------------------------------------------
 Total income (loss) from investment
 operations                                    (4.50)         3.08          3.94         (0.66)            0.65
--------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized
 gain                                          (1.61)        (4.43)        (1.71)        (3.41)              --
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $ 9.45        $15.56        $16.91        $14.68           $18.75
--------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                (31.75)%       20.43%        29.74%        (2.84)%           3.59%(1)
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------
 Expenses                                       1.09%(3)      1.05%(3)      1.06%(3)      1.09%(3)         1.12%(2)
--------------------------------------------------------------------------------------------------------------------
 Net investment loss                           (0.14)%(3)    (0.21)%(3)    (0.28)%(3)    (0.69)%(3)       (0.82)%(2)
--------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands      $3,427        $6,908        $5,212        $3,403           $1,684
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                         314%          376%          557%          230%             123%(1)
--------------------------------------------------------------------------------------------------------------------

*    THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

 Class B Shares++
-------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEAR ENDED OCTOBER 31,
                                            -----------------------------------------------------------------------
                                               2001           2000           1999           1998           1997*
-------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $15.04         $16.58         $14.53         $18.71         $16.98
-------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------------------------------
    Net investment loss                         (0.10)         (0.15)         (0.17)         (0.23)         (0.21)
-------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
    (loss)                                      (4.31)          3.04           3.93          (0.54)          4.68
-------------------------------------------------------------------------------------------------------------------
 Total income (loss) from investment
 operations                                     (4.41)          2.89           3.76          (0.77)          4.47
-------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized
 gain                                           (1.61)         (4.43)         (1.71)         (3.41)         (2.74)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $ 9.02         $15.04         $16.58         $14.53         $18.71
-------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                 (32.31)%        19.50%         28.70%         (3.56)%        31.21%
-------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------
 Expenses                                        1.84%(1)       1.80%(1)       1.86%(1)       1.84%(1)       1.84%
-------------------------------------------------------------------------------------------------------------------
 Net investment loss                            (0.89)%(1)     (0.96)%(1)     (1.08)%(1)     (1.44)%(1)     (1.26)%
-------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands     $287,635       $504,311       $469,991       $441,787       $522,276
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          314%           376%           557%           230%           123%
-------------------------------------------------------------------------------------------------------------------


* PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE, OTHER THAN SHARES THEN HELD BY CERTAIN EMPLOYEE BENEFIT PLANS, HAVE BEEN DESIGNATED AS CLASS B SHARES.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

 Class C Shares++
-------------------------------------------------------------------------------------------------------------------
                                                                                                    FOR THE PERIOD
                                                      FOR THE YEAR ENDED OCTOBER 31,                JULY 28, 1997*
                                           -----------------------------------------------------       THROUGH
                                              2001          2000          1999          1999       OCTOBER 31, 1997
-------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period        $15.12        $16.64        $14.53        $18.71           $18.10
-------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------------------------------
    Net investment loss                       (0.10)        (0.15)        (0.12)        (0.23)           (0.07)
-------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
    (loss)                                    (4.34)         3.06          3.94         (0.54)            0.68
-------------------------------------------------------------------------------------------------------------------
 Total income (loss) from investment
 operations                                   (4.44)         2.91          3.82         (0.77)            0.61
-------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized
 gain                                         (1.61)        (4.43)        (1.71)        (3.41)              --
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period              $ 9.07        $15.12        $16.64        $14.53           $18.71
-------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                               (32.34)%       19.56%        29.17%        (3.56)%           3.37%(1)
-------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------
 Expenses                                      1.84%(3)      1.80%(3)      1.53%(3)      1.84%(3)         1.85%(2)
-------------------------------------------------------------------------------------------------------------------
 Net investment loss                          (0.89)%(3)    (0.96)%(3)    (0.75)%(3)    (1.44)%(3)       (1.54)%(2)
-------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands     $1,608        $2,433          $692          $964             $389
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                        314%          376%          557%          230%             123%(1)
-------------------------------------------------------------------------------------------------------------------

*    THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.


 Class D Shares++
--------------------------------------------------------------------------------------------------------------------
                                                                                                     FOR THE PERIOD
                                                         FOR THE YEAR ENDED MAY 31,                  JULY 28, 1997*
                                            ----------------------------------------------------        THROUGH
                                               2001          2000          1999          1998       OCTOBER 31, 1997
--------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period         $15.72        $17.01        $14.73        $18.76             $18.10
--------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                0.03          0.01         (0.01)        (0.07)             (0.02)
--------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
    (loss)                                     (4.56)         3.13          4.00         (0.55)              0.68
--------------------------------------------------------------------------------------------------------------------
 Total income (loss) from investment
 operations                                    (4.53)         3.14          3.99         (0.62)              0.66
--------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized
 gain                                          (1.61)        (4.43)        (1.71)        (3.41)                --
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $ 9.58        $15.72        $17.01        $14.73             $18.76
--------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                (31.60)%       20.74%        30.00%        (2.59)%             3.65%(1)
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------
 Expenses                                       0.84%(3)      0.80%(3)      0.86%(3)      0.84%(3)           0.82%(2)
--------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                   0.11%(3)      0.04%(3)     (0.08)%(3)    (0.44)%(3)         (0.50)%(2)
--------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands      $2,093       $60,792       $39,785       $38,840            $36,863
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                         314%          376%          557%          230%               123%(1)
--------------------------------------------------------------------------------------------------------------------

*    THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

Notes

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

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                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

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 24

  Morgan Stanley Funds
--------------------------------------------------------------------------------
- GLOBAL/INTERNATIONAL FUNDS
  Competitive Edge Fund - "Best Ideas" Portfolio
  European Growth Fund
  Fund of Funds - International Portfolio
  Global Dividend Growth Securities
  Global Utilities Fund
  International Fund
  International SmallCap Fund
  International Value Equity Fund
  Japan Fund
  Latin American Growth Fund
  Pacific Growth Fund

- GROWTH FUNDS
  21st Century Trend Fund
  Aggressive Equity Fund
  All Star Growth Fund
  American Opportunities Fund
  Capital Growth Securities
  Developing Growth Securities Trust
  Financial Services Trust
  Growth Fund
  Health Sciences Trust
  Information Fund
  KLD Social Index Fund
  Market Leader Trust
  Mid-Cap Equity Trust

  Mid-Cap Value Fund
  Nasdaq-100 Index Fund
  Natural Resource Development Securities
  New Discoveries Fund
  Next Generation Trust
  Small Cap Growth Fund
  Special Value Fund
  Tax-Managed Growth Fund
  Technology Fund

- GROWTH + INCOME FUNDS
  Balanced Growth Fund
  Balanced Income Fund
  Convertible Securities Trust
  Dividend Growth Securities
  Equity Fund
  Fund of Funds - Domestic Portfolio
  Income Builder Fund
  Real Estate Fund
  S&P 500 Index Fund
  S&P 500 Select Fund
  Strategist Fund
  Total Market Index Fund
  Total Return Trust
  Utilities Fund
  Value Fund
  Value-Added Market Series/ Equity Portfolio

- INCOME FUNDS
  Diversified Income Trust
  Federal Securities Trust
  High Yield Securities
  Intermediate Income Securities
  Limited Duration Fund (NL)
  Liquid Asset Fund (MM)
  North American Government Income Trust
  Short-Term U.S. Treasury Trust
  U.S. Government Money Market Trust (MM)
  U.S. Government Securities Trust

- TAX-FREE INCOME FUNDS
  California Tax-Free Daily Income Trust (MM)
  California Tax-Free Income Fund
  Hawaii Municipal Trust (FSC)
  Limited Term Municipal Trust (NL)
  Multi-State Municipal Series Trust (FSC)
  New York Municipal Money Market Trust (MM)
  New York Tax-Free Income Fund
  Tax-Exempt Securities Trust
  Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------

THERE MAY BE FUNDS CREATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.

UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR NORTH AMERICAN GOVERNMENT INCOME TRUST AND SHORT-TERM U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE: NL - NO-LOAD (MUTUAL) FUND; MM - MONEY MARKET FUND; FSC - A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

                                                           [MORGAN STANLEY LOGO]

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOLS:

  Class A:   CAPAX      Class C:   CAPCX
--------------------  --------------------

  Class B:   CAPBX      Class D:   CAPDX
--------------------  --------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-5975)


Morgan Stanley
Capital Growth Securities


                                                                   [COVER PHOTO]

A MUTUAL FUND THAT
SEEKS LONG-TERM
CAPITAL GROWTH

Morgan Stanley Capital Growth Securities
LETTER TO THE SHAREHOLDERS / / OCTOBER 31, 2001

Dear Shareholder:

The U.S. economy lost much of its momentum during the 12-month period ended October 31, 2001. The slowdown was due initially to an inventory correction, especially in the telecommunications and technology sectors. Consequently, manufacturing overall was particularly weak. Consumer spending also slowed as consumer confidence softened. Toward the end of the summer, the economy had begun to show some improvement. However, the attacks of September 11 and subsequent events constituted a further shock to the economy. By the end of the period, an already faltering economy appeared to have tipped into recession.

As the full extent of the economic slowdown became evident, the Federal Reserve Board initiated a series of easing moves. Beginning with two 50-basis-point cuts in January, the Fed reduced the federal funds rate by a cumulative 400 basis points during the period, to 2.50 percent. (On November 6, the Fed made another 50-basis-point cut, bringing the rate to 2.00 percent.)

The U.S. equity markets continued deeper into negative territory as 2001 advanced. By March, the Nasdaq composite index, the Dow Jones Industrial Average and the Standard & Poor's 500 Index (S&P 500) had all crossed the threshold into bear-market territory. Poor performance was heavily concentrated in technology stocks, resulting from companies trimming their spending on information technology. Early in the year, the turmoil spread to old-economy stalwarts as well, leaving very few places in the market to hide. In the second and third quarters, growth began to outpace value for the first time since early 2000. Then the terrorist attacks of September 11 significantly damaged market returns, dragging most sectors down in a relatively uniform fashion.

The post-September domestic situation is unprecedented, making it difficult to forecast the degree of an additional slowdown or the timing of an eventual recovery. However, between the Federal Reserve's monetary stimulus and the combination of fiscal tax relief and spending increases, we are optimistic that the economy will improve. It is noteworthy that both the Fed's monetary stimulus and the fiscal tax relief provided by Congress and the Bush administration started well before the terrorist attacks, thus providing the economy with an underpinning when the September shock occurred. We believe that the subsequent monetary and fiscal policy responses suggest that there will be a strong basis for an eventual recovery.

Performance and Portfolio Strategy
For the 12-month period ended October 31, 2001, Morgan Stanley Capital Growth Securities' Class B shares produced a total return of -32.31 percent, compared to -24.89 percent for the S&P 500. For the same period, the Fund's Class A, C and D shares produced total returns of -31.75 percent, -32.34 percent and -31.60 percent, respectively. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all

Morgan Stanley Capital Growth Securities
Letter to the Shareholders / / October 31, 2001 CONTINUED

distributions but do not reflect the deduction of any applicable sales charges. The accompanying chart compares the Fund's performance to that of the S&P 500.

After a reasonable start to the fiscal year, the Fund's performance suffered on both an absolute and a relative basis beginning in early January, when the Fed made its first interest-rate cut of 2001. Since that time we have repositioned the Fund's portfolio in consideration of the Fed's current, more-accommodative interest-rate policy. Because we believe that the stock market has begun a bottoming process, we have recently reduced some of the Fund's positions in energy, health care and consumer staples and have reinvested the proceeds in more-cyclical areas and higher growth areas, including the retail and technology sectors. The Fund continues to invest in companies across the market-cap spectrum.

At the end of October, the Fund had 23 percent of its net assets in technology,
18.6 percent in health care, 18.3 percent in financial services, 15.9 percent in the consumer sector, 8.7 percent in capital goods and basic industry and
3.3 percent in energy, with the remainder in cash equivalents. The Fund's 10 largest holdings were USA Education, Doral Financial, XL Capital, Boston Scientific, Charles River Labs, St. Jude Medical, Northrop Grumman, Lockheed Martin, Earthlink and Microsoft.

Looking Ahead
Economists put the negative impact of the September 11 attacks at about a full percentage point of gross domestic product. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record 10 years. While there is no doubt that the terrorist attacks are having a negative impact on the economy, we believe that the long-term outlook for the equity markets remains positive. Over the near term, however, we expect that market volatility will continue.

We appreciate your ongoing support of Morgan Stanley Capital Growth Securities and look forward to continuing to serve your investment needs.

Very truly yours,

 /s/ Charles A. Fiumefreddo            /s/ Mitchell M. Merin
 Charles A. Fiumefreddo                Mitchell M. Merin
 CHAIRMAN OF THE BOARD                 PRESIDENT

Morgan Stanley Capital Growth Securities
FUND PERFORMANCE / / OCTOBER 31, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 -- CLASS B SHARES
($ in Thousands)

                 FUND     S&P 500(4)

October 1991     $10,000     $10,000
October 1992     $10,406     $10,994
October 1993      $9,964     $12,633
October 1994      $9,886     $13,120
October 1995     $12,003     $16,581
October 1996     $14,153     $20,570
October 1997     $18,571     $27,163
October 1998     $17,910     $33,137
October 1999     $23,052     $41,640
October 2000     $27,547     $44,173
October 2001     $18,647(3)  $33,179


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                     Average Annual Total Returns
---------------------------------------------------------------------------------------------------------------------
                 Class A Shares*                                            Class B Shares**
-------------------------------------------------------     ---------------------------------------------------------
Period Ended 10/31/01                                       Period Ended 10/31/01
---------------------                                       ---------------------
1 Year                     (31.75)%(1)   (35.34)%(2)        1 Year                     (32.31)%(1)   (35.31)%(2)
Since Inception (7/28/97)    1.67  (1)     0.39  (2)        5 Years                      5.67  (1)     5.50  (2)
                                                            10 Years                     6.43  (1)     6.43  (2)


                 Class C Shares+                                            Class D Shares++
-------------------------------------------------------     ---------------------------------------------------------
Period Ended 10/31/01                                       Period Ended 10/31/01
---------------------                                       ---------------------

1 Year                     (32.34)%(1)   (32.94)%(2)        1 Year                     (31.60)%(1)
Since Inception (7/28/97)     0.96 (1)     0.96  (2)        Since Inception (7/28/97)     1.91 (1)


---------------------

(1) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT THE DEDUCTION OF ANY SALES CHARGES.
(2) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR COMPLETE DETAILS ON FEES AND SALES CHARGES.
(3)  CLOSING VALUE ASSUMING A COMPLETE REDEMPTION ON OCTOBER 31, 2001.
(4) THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK-) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
*    THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 5.25%.
** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%. THE CDSC DECLINES TO 0% AFTER SIX YEARS.
+ THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
++   CLASS D SHARES HAVE NO SALES CHARGE.

Morgan Stanley Capital Growth Securities
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2001


NUMBER OF
 SHARES                                                 VALUE
-----------------------------------------------------------------
           Common Stocks (87.8%)
           AEROSPACE & DEFENSE (5.3%)
 120,000   Lockheed Martin Corp....................  $  5,852,400
  60,000   Northrop Grumman Corp...................     5,997,000
 150,000   Titan Corp. (The)*......................     3,919,500
                                                     ------------
                                                       15,768,900
                                                     ------------
           BEVERAGES: ALCOHOLIC (1.9%)
 135,000   Constellation Brands Inc. (Class A)*....     5,540,400
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (2.9%)
  60,000   Coca-Cola Co............................     2,872,800
 120,000   Pepsi Bottling Group, Inc. (The)........     5,577,600
                                                     ------------
                                                        8,450,400
                                                     ------------
           BIOTECHNOLOGY (2.5%)
 185,000   Charles River Laboratories
            International, Inc.*...................     6,216,000
  20,000   Enzon, Inc.*............................     1,237,000
                                                     ------------
                                                        7,453,000
                                                     ------------
           COMPUTER COMMUNICATIONS (1.5%)
 260,000   Cisco Systems, Inc.*....................     4,399,200
                                                     ------------
           COMPUTER PROCESSING HARDWARE (3.4%)
  85,000   Apple Computer, Inc.*...................     1,492,600
 185,000   Dell Computer Corp.*....................     4,436,300
 400,000   Sun Microsystems, Inc.*.................     4,060,000
                                                     ------------
                                                        9,988,900
                                                     ------------
           CONTRACT DRILLING (0.6%)
 100,000   Rowan Companies, Inc.*..................     1,689,000
                                                     ------------
           DATA PROCESSING SERVICES (0.3%)
  10,000   Affiliated Computer Services, Inc.
            (Class A)*.............................       880,500
                                                     ------------
           DEPARTMENT STORES (1.7%)
 235,000   Penney (J.C.) Co., Inc..................     5,104,200
                                                     ------------
           DISCOUNT STORES (1.9%)
 150,000   Costco Wholesale Corp.*.................     5,674,500
                                                     ------------



NUMBER OF
 SHARES                                                 VALUE
-----------------------------------------------------------------
           Common Stocks (Continued)
           ELECTRONIC DISTRIBUTORS (1.4%)
 100,000   Tech Data Corp.*........................  $  4,269,000
                                                     ------------
           ENGINEERING & CONSTRUCTION (1.4%)
 150,000   Shaw Group Inc. (The)*..................     4,125,000
                                                     ------------
           ENVIRONMENTAL SERVICES (0.3%)
  40,000   Waste Management, Inc...................       980,000
                                                     ------------
           FINANCE/RENTAL/ LEASING (6.1%)
 185,000   Doral Financial Corp....................     6,450,950
 175,000   IndyMac Bancorp, Inc.*..................     4,494,000
  85,000   USA Education Inc.......................     6,932,600
                                                     ------------
                                                       17,877,550
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (1.9%)
 220,000   SunGard Data Systems Inc.*..............     5,544,000
                                                     ------------
           FOOD RETAIL (1.4%)
 175,000   Kroger Co.*.............................     4,280,500
                                                     ------------
           HOME FURNISHINGS (0.3%)
  40,000   Leggett & Platt, Inc....................       866,800
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (1.5%)
  75,000   Tenet Healthcare Corp.*.................     4,314,000
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (1.9%)
 200,000   International Flavors & Fragrances,
            Inc....................................     5,702,000
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (0.9%)
 120,000   McAfee.com Corp.*.......................     2,640,000
                                                     ------------
           INSURANCE BROKERS/ SERVICES (1.9%)
 235,000   Willis Group Holdings Ltd.*.............     5,473,150
                                                     ------------
           INTEGRATED OIL (1.8%)
  60,000   ChevronTexaco Corp......................     5,313,000
                                                     ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2001 CONTINUED



NUMBER OF
 SHARES                                                 VALUE
-----------------------------------------------------------------
           Common Stocks (Continued)
           INTERNET SOFTWARE/ SERVICES (2.4%)
 475,000   Earthlink, Inc.*........................  $  6,958,750
                                                     ------------
           MAJOR BANKS (1.7%)
  85,000   Bank of America Corp....................     5,014,150
                                                     ------------
           MAJOR TELECOMMUNICATIONS (1.3%)
  75,000   Verizon Communications Inc..............     3,735,750
                                                     ------------
           MANAGED HEALTH CARE (0.4%)
 100,000   Caremark Rx, Inc.*......................     1,340,000
                                                     ------------
           MEDICAL DISTRIBUTORS (4.3%)
  75,000   Amerisource Bergen Corp.*...............     4,767,000
 125,000   Henry Schein, Inc.*.....................     4,218,750
 100,000   McKesson HBOC, Inc......................     3,699,000
                                                     ------------
                                                       12,684,750
                                                     ------------
           MEDICAL SPECIALTIES (7.4%)
 300,000   Boston Scientific Corp.*................     6,822,000
  85,000   Cooper Companies, Inc. (The)............     4,080,000
 100,000   Cytyc Corp.*............................     2,622,000
  85,000   St. Jude Medical, Inc.*.................     6,035,000
  35,000   Varian Medical Systems, Inc.*...........     2,348,500
                                                     ------------
                                                       21,907,500
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (1.4%)
 185,000   Sylvan Learning Systems, Inc.*..........     4,144,000
                                                     ------------
           OIL & GAS PRODUCTION (0.9%)
 150,000   Ocean Energy, Inc.......................     2,737,500
                                                     ------------
           OTHER CONSUMER SERVICES (1.0%)
  75,000   Apollo Group, Inc. (Class A)*...........     3,048,750
                                                     ------------
           PACKAGED SOFTWARE (3.8%)
 110,000   Microsoft Corp.*........................     6,396,500
 250,000   Network Associates, Inc.*...............     4,800,000
                                                     ------------
                                                       11,196,500
                                                     ------------


NUMBER OF
 SHARES                                                 VALUE
-----------------------------------------------------------------
           Common Stocks (Continued)
           PROPERTY - CASUALTY INSURERS (5.4%)
 135,000   ACE, Ltd. (Bermuda).....................  $  4,758,750
  75,000   Everest Re Group, Ltd. (Bermuda)........     5,013,750
  70,000   XL Capital Ltd. (Class A) (Bermuda).....     6,080,200
                                                     ------------
                                                       15,852,700
                                                     ------------
           PULP & PAPER (0.5%)
  50,000   Georgia-Pacific Group...................     1,388,000
                                                     ------------
           RAILROADS (0.6%)
  50,000   CSX Corp................................     1,685,000
                                                     ------------
           RECREATIONAL PRODUCTS (1.8%)
 275,000   Mattel, Inc.*...........................     5,205,750
                                                     ------------
           REGIONAL BANKS (2.4%)
  50,000   Fifth Third Bancorp.....................     2,821,000
 275,000   Hibernia Corp. (Class A)................     4,180,000
                                                     ------------
                                                        7,001,000
                                                     ------------
           SAVINGS BANKS (0.9%)
 100,000   Charter One Financial, Inc..............     2,725,000
                                                     ------------
           SEMICONDUCTORS (3.3%)
  75,000   Broadcom Corp. (Class A)*...............     2,580,750
 175,000   Intel Corp..............................     4,273,500
  85,000   LSI Logic Corp.*........................     1,440,750
  60,000   National Semiconductor Corp.*...........     1,558,800
                                                     ------------
                                                        9,853,800
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (2.4%)
  20,000   AdvancePCS*.............................     1,215,400
  50,000   Laboratory Corp. of America Holdings*...     4,310,000
  75,000   Omnicare, Inc...........................     1,491,000
                                                     ------------
                                                        7,016,400
                                                     ------------
           TOBACCO (1.6%)
 100,000   Philip Morris Companies, Inc............     4,680,000
                                                     ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2001 CONTINUED



NUMBER OF
 SHARES                                                 VALUE
-----------------------------------------------------------------

           Common Stocks (Continued)
           WIRELESS COMMUNICATIONS (1.5%)
 200,000   Sprint Corp. (PCS Group)*...............  $  4,460,000
                                                     ------------
           Total Common Stocks
            (COST $249,226,560)....................   258,969,300
                                                     ------------


PRINCIPAL
AMOUNT IN
THOUSANDS
---------


           Short-Term Investments (10.1%)
           Repurchase Agreement
 $29,400   Joint repurchase agreement account
            2.607% due 11/01/01 (dated 10/31/01;
            proceeds $29,402,129) (a) (COST
            $29,400,000)...........................    29,400,000
     299   The Bank of New York 2.50% due 11/01/01
            (dated 10/31/01; proceeds
            $298,816) (b)
            (COST $298,795)........................       298,795
                                                     ------------
           Total Short-Term Investments
            (COST $29,698,795).....................    29,698,795
                                                     ------------




  Total Investments
   (COST $278,925,355) (C)................    97.9%  288,668,095
  Other Assets in Excess of Liabilities...     2.1     6,095,914
                                            ------  ------------
  Net Assets..............................   100.0% $294,764,009
                                            ======  ============

---------------------------------------------------
*    NON-INCOME PRODUCING SECURITY.
(A)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
(B) COLLATERALIZED BY $296,811 U.S. TREASURY BOND 7.50% DUE 11/15/16 VALUED AT $304,772.
(C) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $15,795,656 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $6,052,916, RESULTING IN NET UNREALIZED APPRECIATION OF $9,742,740.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
OCTOBER 31, 2001

Assets:
Investments in securities, at value (cost
 $278,925,355) ...........................................   $ 288,668,095
Receivable for:
  Investments sold .......................................      14,580,475
  Dividends ..............................................         102,756
  Shares of beneficial interest sold .....................          51,788
Prepaid expenses and other assets ........................          41,024
                                                             -------------
    Total Assets .........................................     303,444,138
                                                             -------------
Liabilities:
Payable for:
  Investments purchased ..................................       7,795,709
  Shares of beneficial interest repurchased ..............         301,678
  Distribution fee .......................................         273,306
  Investment management fee ..............................         180,517
Accrued expenses and other payables ......................         128,919
                                                             -------------
    Total Liabilities ....................................       8,680,129
                                                             -------------
    Net Assets ...........................................   $ 294,764,009
                                                             =============
Composition of Net Assets:
Paid-in-capital ..........................................   $ 362,184,003
Net unrealized appreciation ..............................       9,742,740
Accumulated net investment loss ..........................         (56,021)
Accumulated net realized loss ............................     (77,106,713)
                                                             -------------
    Net Assets ...........................................   $ 294,764,009
                                                             =============
Class A Shares:
Net Assets ...............................................   $   3,427,393
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE) ..................................................         362,804
    Net Asset Value Per Share ............................   $        9.45
                                                             =============
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET
     VALUE) ..............................................   $        9.97
                                                             =============
Class B Shares:
Net Assets ...............................................   $ 287,635,383
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE) ..................................................      31,872,837
    Net Asset Value Per Share ............................   $        9.02
                                                             =============
Class C Shares:
Net Assets ...............................................   $   1,608,242
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE) ..................................................         177,217
    Net Asset Value Per Share ............................   $        9.07
                                                             =============
Class D Shares:
Net Assets ...............................................   $   2,092,991
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE) ..................................................         218,559
    Net Asset Value Per Share ............................   $        9.58
                                                             =============


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
Financial Statements CONTINUED

Statement of Operations
FOR THE YEAR ENDED OCTOBER 31, 2001



Net Investment Loss:
Income
Dividends (net of $9,875 foreign withholding
 tax) .................................................  $   2,635,162
Interest ..............................................      1,420,373
                                                         -------------
    Total Income ......................................      4,055,535
                                                         -------------
Expenses
Distribution fee (Class A shares) .....................         13,476
Distribution fee (Class B shares) .....................      3,960,349
Distribution fee (Class C shares) .....................         20,474
Investment management fee .............................      2,759,007
Transfer agent fees and expenses ......................        563,324
Shareholder reports and notices .......................         69,056
Custodian fees ........................................         55,957
Professional fees .....................................         52,036
Registration fees .....................................         30,076
Trustees' fees and expenses ...........................         21,461
Other .................................................         10,692
                                                         -------------
    Total Expenses ....................................      7,555,908
                                                         -------------
    Net Investment Loss ...............................     (3,500,373)
                                                         -------------
Net Realized and Unrealized Loss:
Net realized loss .....................................    (71,814,160)
Net change in unrealized appreciation .................    (85,753,504)
                                                         -------------
    Net Loss ..........................................   (157,567,664)
                                                         -------------
Net Decrease ..........................................  $(161,068,037)
                                                         =============


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
Financial Statements CONTINUED

Statement of Changes in Net Assets



                                            FOR THE YEAR      FOR THE YEAR
                                               ENDED             ENDED
                                          OCTOBER 31, 2001  OCTOBER 31, 2000
                                          ----------------  ----------------

Increase (Decrease) in Net Assets:
Operations:
Net investment loss.....................   $  (3,500,373)    $  (5,127,249)
Net realized gain (loss)................     (71,814,160)       67,890,012
Net change in unrealized appreciation...     (85,753,504)       37,777,782
                                           -------------     -------------

    Net Increase (Decrease).............    (161,068,037)      100,540,545
                                           -------------     -------------

Distributions to Shareholders from Net
 Realized Gain:
Class A shares..........................        (650,465)       (1,452,888)
Class B shares..........................     (53,517,134)     (124,572,319)
Class C shares..........................        (264,288)         (214,295)
Class D shares..........................      (6,299,205)      (10,594,159)
                                           -------------     -------------

    Total Distributions.................     (60,731,092)     (136,833,661)
                                           -------------     -------------

Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................     (57,881,513)       95,058,623
                                           -------------     -------------

    Net Increase (Decrease).............    (279,680,642)       58,765,507

Net Assets:
Beginning of period.....................     574,444,651       515,679,144
                                           -------------     -------------
End of Period (INCLUDING ACCUMULATED NET
 INVESTMENT LOSSES OF $56,021 AND
 $51,569, RESPECTIVELY).................   $ 294,764,009     $ 574,444,651
                                           =============     =============


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2001

1. Organization and Accounting Policies

Morgan Stanley Capital Growth Securities (the "Fund"), formerly Morgan Stanley Dean Witter Capital Growth Securities, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital growth. The Fund was organized as a Massachusetts business trust on December 8, 1989 and commenced operations on April 2, 1990. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Capital Growth Securities
Notes to Financial Statements / / October 31, 2001 CONTINUED

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.65% to the portion of daily net assets not exceeding
$500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion;

Morgan Stanley Capital Growth Securities
Notes to Financial Statements / / October 31, 2001 CONTINUED

0.50% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.475% to the portion of daily net assets exceeding
$1.5 billion.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $11,795,000 at October 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of approximately $133,700 and $250, respectively and received approximately $2,900 in front-end sales

Morgan Stanley Capital Growth Securities
Notes to Financial Statements / / October 31, 2001 CONTINUED

charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 aggregated $1,249,337,173 and $1,369,900,347, respectively.

For the year ended October 31, 2001, the Fund incurred $167,144 in brokerage commissions with Morgan Stanley DW Inc. ("MSDW"), an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At October 31, 2001, the Fund's payable for investments purchased and receivable for investments sold included unsettled trades with MSDW of $705,027 and $2,574,647, respectively.

For the year ended October 31, 2001, the Fund incurred brokerage commissions of $121,329 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $8,400.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $9,675. At October 31, 2001, the Fund had an accrued pension liability of $56,021 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Federal Income Tax Status

As of October 31, 2001, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $3,495,939, accumulated net investment loss was credited $3,495,921 and accumulated net realized loss was credited $18.

Morgan Stanley Capital Growth Securities
Notes to Financial Statements / / October 31, 2001 CONTINUED

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                      FOR THE YEAR              FOR THE YEAR
                                         ENDED                      ENDED
                                    OCTOBER 31, 2001          OCTOBER 31, 2000
                                ------------------------  -------------------------
                                  SHARES       AMOUNT       SHARES       AMOUNT
                                ----------  ------------  ----------  -------------
CLASS A SHARES
Sold..........................     215,031  $  2,554,151     282,896  $   4,539,795
Reinvestment of
 distributions................      49,240       641,599      98,235      1,410,649
Redeemed......................    (345,402)   (3,974,344)   (245,359)    (3,822,339)
                                ----------  ------------  ----------  -------------
Net increase (decrease) --
 Class A......................     (81,131)     (778,594)    135,772      2,128,105
                                ----------  ------------  ----------  -------------
CLASS B SHARES
Sold..........................   1,479,907    17,598,103   4,308,162     68,137,512
Reinvestment of
 distributions................   4,016,908    50,331,855   8,403,850    117,401,782
Redeemed......................  (7,151,957)  (80,055,924) (7,529,809)  (117,971,824)
                                ----------  ------------  ----------  -------------
Net increase (decrease) --
 Class B......................  (1,655,142)  (12,125,966)  5,182,203     67,567,470
                                ----------  ------------  ----------  -------------
CLASS C SHARES
Sold..........................      37,760       442,694     129,880      2,025,557
Reinvestment of
 distributions................      20,220       254,774      13,398        188,105
Redeemed......................     (41,735)     (464,258)    (23,863)      (361,966)
                                ----------  ------------  ----------  -------------
Net increase -- Class C.......      16,245       233,210     119,415      1,851,696
                                ----------  ------------  ----------  -------------
CLASS D SHARES
Sold..........................     518,954     6,861,011   1,932,874     31,620,646
Reinvestment of
 distributions................     470,659     6,203,282     732,012     10,592,214
Redeemed......................  (4,639,374)  (58,274,456) (1,135,708)   (18,701,508)
                                ----------  ------------  ----------  -------------
Net increase (decrease) --
 Class D......................  (3,649,761)  (45,210,163)  1,529,178     23,511,352
                                ----------  ------------  ----------  -------------
Net increase (decrease) in
 Fund.........................  (5,369,789) $(57,881,513)  6,966,568  $  95,058,623
                                ==========  ============  ==========  =============

Morgan Stanley Capital Growth Securities
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                FOR THE PERIOD
                                  FOR THE YEAR ENDED OCTOBER 31,                JULY 28, 1997*
                           ---------------------------------------------           THROUGH
                            2001         2000         1999         1998        OCTOBER 31, 1997
                           ------       ------       ------       ------       ----------------
Class A Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....  $15.56       $16.91       $14.68       $18.75            $18.10
                           ------       ------       ------       ------            ------
Income (loss) from
 investment operations:
  Net investment loss....   (0.02)       (0.03)       (0.04)       (0.11)            (0.04)
  Net realized and
   unrealized gain
   (loss)................   (4.48)        3.11         3.98        (0.55)             0.69
                           ------       ------       ------       ------            ------
Total income (loss) from
 investment operations...   (4.50)        3.08         3.94        (0.66)             0.65
                           ------       ------       ------       ------            ------

Less distributions from
 net realized gain.......   (1.61)       (4.43)       (1.71)       (3.41)           -
                           ------       ------       ------       ------            ------

Net asset value, end of
 period..................  $ 9.45       $15.56       $16.91       $14.68            $18.75
                           ======       ======       ======       ======            ======
Total Return+............  (31.75)%      20.43%       29.74%       (2.84)%            3.59%(1)
Ratios to Average Net
 Assets:
Expenses.................    1.09%(3)     1.05%(3)     1.06%(3)     1.09%(3)          1.12%(2)
Net investment loss......   (0.14)%(3)   (0.21)%(3)   (0.28)%(3)   (0.69)%(3)        (0.82)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....  $3,427       $6,908       $5,212       $3,403            $1,684
Portfolio turnover
 rate....................     314%         376%         557%         230%              123%(1)




---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
Financial Highlights CONTINUED

                                              FOR THE YEAR ENDED OCTOBER 31,
                           --------------------------------------------------------------------
                             2001           2000           1999           1998          1997*
                           --------       --------       --------       --------       --------
Class B Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....  $  15.04       $  16.58       $  14.53       $  18.71       $  16.98
                           --------       --------       --------       --------       --------
Income (loss) from
 investment operations:
  Net investment loss....     (0.10)         (0.15)         (0.17)         (0.23)         (0.21)
  Net realized and
   unrealized gain
   (loss)................     (4.31)          3.04           3.93          (0.54)          4.68
                           --------       --------       --------       --------       --------
Total income (loss) from
 investment operations...     (4.41)          2.89           3.76          (0.77)          4.47
                           --------       --------       --------       --------       --------
Less distributions from
 net realized gain.......     (1.61)         (4.43)         (1.71)         (3.41)         (2.74)
                           --------       --------       --------       --------       --------

Net asset value, end of
 period..................  $   9.02       $  15.04       $  16.58       $  14.53       $  18.71
                           ========       ========       ========       ========       ========
Total Return+............    (32.31)%        19.50%         28.70%         (3.56)%        31.21%
Ratios to Average Net
 Assets:
Expenses.................      1.84%(1)       1.80%(1)       1.86%(1)       1.84%(1)       1.84%
Net investment loss......     (0.89)%(1)     (0.96)%(1)     (1.08)%(1)     (1.44)%(1)     (1.26)%
Supplemental Data:
Net assets, end of
 period, in thousands....  $287,635       $504,311       $469,991       $441,787       $522,276
Portfolio turnover
 rate....................       314%           376%           557%           230%           123%

---------------------

 * PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE, OTHER THAN SHARES THEN HELD BY CERTAIN EMPLOYEE BENEFIT PLANS, HAVE BEEN DESIGNATED AS CLASS B SHARES.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
Financial Highlights CONTINUED

                                                                                FOR THE PERIOD
                                  FOR THE YEAR ENDED OCTOBER 31,                JULY 28, 1997*
                           ---------------------------------------------           THROUGH
                            2001         2000         1999         1998        OCTOBER 31, 1997
                           ------       ------       ------       ------       ----------------
Class C Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....  $15.12       $16.64       $14.53       $18.71            $18.10
                           ------       ------       ------       ------            ------
Income (loss) from
 investment operations:
  Net investment loss....   (0.10)       (0.15)       (0.12)       (0.23)            (0.07)
  Net realized and
   unrealized gain
   (loss)................   (4.34)        3.06         3.94        (0.54)             0.68
                           ------       ------       ------       ------            ------
Total income (loss) from
 investment operations...   (4.44)        2.91         3.82        (0.77)             0.61
                           ------       ------       ------       ------            ------

Less distributions from
 net realized gain.......   (1.61)       (4.43)       (1.71)       (3.41)           -
                           ------       ------       ------       ------            ------

Net asset value, end of
 period..................  $ 9.07       $15.12       $16.64       $14.53            $18.71
                           ======       ======       ======       ======            ======
Total Return+............  (32.34)%      19.56%       29.17%       (3.56)%            3.37%(1)
Ratios to Average Net
 Assets:
Expenses.................    1.84%(3)     1.80%(3)     1.53%(3)     1.84%(3)          1.85%(2)
Net investment loss......   (0.89)%(3)   (0.96)%(3)   (0.75)%(3)   (1.44)%(3)        (1.54)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....  $1,608       $2,433         $692         $964              $389
Portfolio turnover
 rate....................     314%         376%         557%         230%              123%(1)

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
Financial Highlights CONTINUED

                                                                                   FOR THE PERIOD
                                    FOR THE YEAR ENDED OCTOBER 31,                 JULY 28, 1997*
                           ------------------------------------------------           THROUGH
                            2001         2000          1999          1998         OCTOBER 31, 1997
                           ------       -------       -------       -------       ----------------
Class D Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....  $15.72       $ 17.01       $ 14.73       $ 18.76            $ 18.10
                           ------       -------       -------       -------            -------
Income (loss) from
 investment operations:
  Net investment income
   (loss)................    0.03          0.01         (0.01)        (0.07)             (0.02)
  Net realized and
   unrealized gain
   (loss)................   (4.56)         3.13          4.00         (0.55)              0.68
                           ------       -------       -------       -------            -------
Total income (loss) from
 investment operations...   (4.53)         3.14          3.99         (0.62)              0.66
                           ------       -------       -------       -------            -------
Less distributions from
 net realized gain.......   (1.61)        (4.43)        (1.71)        (3.41)           -
                           ------       -------       -------       -------            -------

Net asset value, end of
 period..................  $ 9.58       $ 15.72       $ 17.01       $ 14.73            $ 18.76
                           ======       =======       =======       =======            =======
Total Return+............  (31.60)%       20.74%        30.00%        (2.59)%             3.65%(1)
Ratios to Average Net
 Assets:
Expenses.................    0.84%(3)      0.80%(3)      0.86%(3)      0.84%(3)           0.82%(2)
Net investment income
 (loss)..................    0.11%(3)      0.04%(3)     (0.08)%(3)    (0.44)%(3)         (0.50)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....  $2,093       $60,792       $39,785       $38,840            $36,863
Portfolio turnover
 rate....................     314%          376%          557%          230%               123%(1)

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Capital Growth Securities:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Capital Growth Securities (the "Fund"), formerly Morgan Stanley Dean Witter Capital Growth Securities, including the portfolio of investments, as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Capital Growth Securities as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
DECEMBER 11, 2001

                      2001 Federal Tax Notice (unaudited)

       During the fiscal year ended October 31, 2001, the Fund paid to its shareholders $0.03 per share from long-term capital gains.

Trustees

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


Officers

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Mitchell M. Merin
President
Barry Fink
Vice President, Secretary and General Counsel
Peter Hermann
Vice President
Gustave Scacco
Vice President
Thomas F. Caloia
Treasurer


Transfer Agent

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

Independent Auditors

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Investment Manager

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

Morgan Stanley

[PHOTO]

Morgan Stanley
Capital Growth
Securities

Annual Report
October 31, 2001

                   MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates to the shares of Morgan Stanley American Opportunities Fund ("American Opportunities") to be issued pursuant to an Agreement and Plan of Reorganization, dated January 24, 2002, between American Opportunities and Morgan Stanley Capital Growth Securities ("Capital Growth") in connection with the acquisition by American Opportunities of substantially all of the assets, subject to stated liabilities, of Capital Growth. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated April
__, 2002. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to American Opportunities, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.


    The date of this Statement of Additional Information is April __, 2002.

                               TABLE OF CONTENTS

                                                                  Page
                                                                 -----
INTRODUCTION .................................................     B-3
ADDITIONAL INFORMATION ABOUT AMERICAN OPPORTUNITIES ..........     B-3
FINANCIAL STATEMENTS .........................................     B-4

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated April __, 2002 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Capital Growth shareholders in connection with the solicitation of proxies by the Board of Trustees of Capital Growth to be voted at the Special Meeting of shareholders of Capital Growth to be held on June 19, 2002. This Statement of Additional Information incorporates by reference the Statement of Additional Information of American Opportunities dated February 28, 2002 and the Statement of Additional Information of Capital Growth dated December 31, 2001.

              ADDITIONAL INFORMATION ABOUT AMERICAN OPPORTUNITIES

INVESTMENT OBJECTIVES AND POLICIES

     For additional information about American Opportunities' investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in American Opportunities' Statement of Additional Information.

MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of American Opportunities, see "Management of the Fund" and "Investment Management and Other Services" in American Opportunities' Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about American Opportunities' investment manager, see "Investment Management and Other Services" in American Opportunities' Statement of Additional Information. For additional information about American Opportunities' independent auditors, see "Investment Management and Other Services" in American Opportunities' Statement of Additional Information. For additional information about other services provided to American Opportunities, see "Investment Management and Other Services" in American Opportunities' Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in American Opportunities' Statement of Additional Information.

DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of American Opportunities, see "Capital Stock and Other Securities" in American Opportunities' Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of American Opportunities' shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in American Opportunities' Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about American Opportunities' policies regarding dividends and distributions and tax matters affecting American Opportunities and its shareholders, see "Taxation of the Fund and Shareholders" in American Opportunities' Statement of Additional Information.

DISTRIBUTION OF SHARES

     For additional information about American Opportunities' distributor and the distribution agreement between American Opportunities and its distributor, see "Investment Management and Other Services" and "Underwriters" in American Opportunities' Statement of Additional Information.

PERFORMANCE DATA

     For additional information about American Opportunities' performance, see "Calculation of Performance Data" in American Opportunities' Statement of Additional Information.

                             FINANCIAL STATEMENTS

     American Opportunities' most recent audited financial statements are set forth in American Opportunities' Annual Report for the fiscal year ended December 31, 2001. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. Capital Growth's most recent audited financial statements are set forth in Capital Growth's Annual Report for the fiscal year ended October 31, 2001, which is incorporated by reference in the Proxy Statement and Prospectus.

STATEMENT OF ADDITIONAL INFORMATION
                                             MORGAN STANLEY
FEBRUARY 28, 2002                            AMERICAN OPPORTUNITIES
                                             FUND
--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated February 28, 2002) for the Morgan Stanley American Opportunities Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley American Opportunities Fund
c/o Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.    Fund History .................................................  4
II.   Description of the Fund and Its Investments and Risks ........  4
        A. Classification ..........................................  4
        B. Investment Strategies and Risks .........................  4
        C. Fund Policies/Investment Restrictions ................... 14
III.  Management of the Fund ....................................... 15
        A. Board of Trustees ....................................... 15
        B. Management Information .................................. 15
        C. Compensation ............................................ 20
IV.   Control Persons and Principal Holders of Securities .......... 22
V.    Investment Management and Other Services ..................... 22
        A. Investment Manager ...................................... 22
        B. Principal Underwriter ................................... 23
        C. Services Provided by the Investment Manager ............. 23
        D. Dealer Reallowances ..................................... 24
        E. Rule 12b-1 Plan ......................................... 24
        F. Other Service Providers ................................. 28
        G. Codes of Ethics ......................................... 29
VI.   Brokerage Allocation and Other Practices ..................... 29
        A. Brokerage Transactions .................................. 29
        B. Commissions ............................................. 29
        C. Brokerage Selection ..................................... 30
        D. Directed Brokerage ...................................... 31
        E. Regular Broker-Dealers .................................. 31
VII.  Capital Stock and Other Securities ........................... 31
VIII. Purchase, Redemption and Pricing of Shares ..................  32
        A. Purchase/Redemption of Shares ........................... 32
        B. Offering Price .......................................... 33
IX.   Taxation of the Fund and Shareholders ........................ 34
X.    Underwriters ................................................. 36
XI.   Calculation of Performance Data .............................. 36
XII.  Financial Statements ......................................... 37

                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley American Opportunities Fund, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Morgan Stanley" - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was incorporated in the State of Maryland on December 13, 1979 under the name InterCapital Industry-Valued Securities Inc. Effective March 21, 1983, the Fund's name was changed to Dean Witter Industry-Valued Securities Inc. On April 6, 1987, the Fund was reorganized as a Massachusetts business trust, under a Declaration of Trust, with the name Dean Witter American Value Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter American Value Fund. Effective April 26, 1999, the Fund's name was changed to Morgan Stanley Dean Witter American Opportunities Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley American Opportunities Fund.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is long-term capital growth consistent with an effort to reduce volatility.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     CONVERTIBLE SECURITIES. The Fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit.

     The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     Stock Index Options. The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Risks of Options on Indexes. Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

     When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the

Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be "zero coupon" securities. These are debt securities which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

     1. Seek long-term capital growth consistent with an effort to reduce volatility.

     The Fund may not:

     1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

     2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

     3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

     4. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     5. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

     6. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

     7. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     8. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

     9. Purchase or sell commodities, except that the Fund may purchase or sell (write) futures contracts and related options thereon.

     10. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes, in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     12. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or
          (c) lending portfolio securities.

     13. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     14.  Make short sales of securities.

     15. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     16. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     17. Invest for the purpose of exercising control or management of any other issuer.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001) and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds

(including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any portfolios that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).


                                 POSITION(S)    LENGTH OF
    NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      INDEPENDENT TRUSTEE         REGISTRANT     SERVED*
------------------------------- ------------- ------------
Michael Bozic (60)              Trustee       Trustee
c/o Mayer, Brown, Rowe & Maw                  since
Counsel to the Independent                    April 1994
Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)              Trustee       Trustee
c/o Summit Ventures LLC                       since
1 Utah Center                                 January
201 S. Main Street                            1993
Salt Lake City, UT

Wayne E. Hedien (67)            Trustee       Trustee
c/o Mayer, Brown, Rowe & Maw                  since
Counsel to the Independent                    September
Trustees                                      1997
1675 Broadway
New York, NY

Dr. Manuel H. Johnson (52)      Trustee       Trustee
c/o Johnson Smick                             since
International, Inc.                           July 1991
1133 Connecticut Avenue, N.W.
Washington, D.C.

Michael E. Nugent (65)          Trustee       Trustee
c/o Triumph Capital, L.P.                     since
237 Park Avenue                               July 1991
New York, NY

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                              IN FUND
                                                                              COMPLEX
    NAME, AGE AND ADDRESS OF          PRINCIPAL OCCUPATION(S) DURING          OVERSEEN      OTHER DIRECTORSHIPS HELD
      INDEPENDENT TRUSTEE                      PAST 5 YEARS                   BY TRUSTEE            BY TRUSTEE
------------------------------- -----------------------------------------    ------------ -----------------------------
Michael Bozic (60)              Retired; Director or Trustee of the            129         Director of Weirton Steel
c/o Mayer, Brown, Rowe & Maw    Morgan Stanley Funds and the                               Corporation.
Counsel to the Independent      TCW/DW Term Trusts; formerly Vice
Trustees                        Chairman of Kmart Corporation
1675 Broadway                   (December 1998-October 2000),
New York, NY                    Chairman and Chief Executive Officer
                                of Levitz Furniture Corporation (November
                                1995-November 1998) and President and Chief
                                Executive Officer of Hills Department Stores
                                (May 1991-July 1995); formerly variously
                                Chairman, Chief Executive Officer, President
                                and Chief Operating Officer (1987-1991) of
                                the SearsMerchandise Group of Sears,
                                Roebuck & Co.

Edwin J. Garn (69)              Director or Trustee of the Morgan              129          Director of Franklin Covey
c/o Summit Ventures LLC         Stanley Funds and the TCW/DW                                (time management
1 Utah Center                   Term Trusts; formerly United States                         systems), BMW Bank of
201 S. Main Street              Senator (R-Utah)(1974-1992) and                             North America, Inc.
Salt Lake City, UT              Chairman, Senate Banking                                    (industrial loan
                                Committee (1980-1986); formerly                             corporation), United Space
                                Mayor of Salt Lake City, Utah                               Alliance (joint venture
                                (1971-1974); formerly Astronaut,                            between Lockheed Martin
                                Space Shuttle Discovery (April 12-19,                       and the Boeing Company)
                                1985); Vice Chairman, Huntsman                              and Nuskin Asia Pacific
                                Corporation (chemical company);                             (multilevel marketing);
                                member of the Utah Regional                                 member of the board of
                                Advisory Board of Pacific Corp.                             various civic and
                                                                                            charitable organizations.

Wayne E. Hedien (67)            Retired; Director or Trustee of the            129          Director of The PMI Group
c/o Mayer, Brown, Rowe & Maw    Morgan Stanley Funds and the                                Inc. (private mortgage
Counsel to the Independent      TCW/DW Term Trusts; formerly                                insurance); Trustee and
Trustees                        associated with the Allstate                                Vice Chairman of The
1675 Broadway                   Companies (1966-1994), most                                 Field Museum of Natural
New York, NY                    recently as Chairman of The Allstate                        History; director of various
                                Corporation (March 1993-December                            other business and
                                1994) and Chairman and Chief                                charitable organizations.
                                Executive Officer of its wholly-owned
                                subsidiary, Allstate Insurance
                                Company (July 1989-December 1994).

Dr. Manuel H. Johnson (52)      Chairman of the Audit Committee and            129          Director of NVR, Inc.
c/o Johnson Smick               Director or Trustee of the Morgan                           (home construction);
International, Inc.             Stanley Funds and the TCW/DW                                Chairman and Trustee of
1133 Connecticut Avenue, N.W.   Term Trusts; Senior Partner, Johnson                        the Financial Accounting
Washington, D.C.                Smick International, Inc., a consulting                     Foundation (oversight
                                firm; Co-Chairman and a founder of                          organization of the
                                the Group of Seven Council (G7C),                           Financial Accounting
                                an international economic                                   Standards Board).
                                commission; formerly Vice Chairman
                                of the Board of Governors of the
                                Federal Reserve System and
                                Assistant Secretary of the U.S.
                                Treasury.

Michael E. Nugent (65)          Chairman of the Insurance Committee            207          Director of various
c/o Triumph Capital, L.P.       and Director or Trustee of the Morgan                       business organizations.
237 Park Avenue                 Stanley Funds and the TCW/DW
New York, NY                    Term Trusts; director/trustee of
                                various investment companies
                                managed by Morgan Stanley
                                Investment Management Inc. and
                                Morgan Stanley Investments LP
                                (since July 2001); General Partner,
                                Triumph Capital, L.P., a private
                                investment partnership; formerly Vice
                                President, Bankers Trust Company
                                and BT Capital Corporation
                                (1984-1988).


                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      INDEPENDENT TRUSTEE        REGISTRANT     SERVED*
------------------------------ ------------- ------------
John L. Schroeder (71)         Trustee       Trustee
c/o Mayer, Brown, Rowe & Maw                 since
Counsel to the Independent                   April 1994
Trustees
1675 Broadway
New York, NY

                                                                        NUMBER OF
                                                                       PORTFOLIOS
                                                                         IN FUND
                                                                         COMPLEX
   NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING       OVERSEEN    OTHER DIRECTORSHIPS HELD
      INDEPENDENT TRUSTEE                   PAST 5 YEARS               BY TRUSTEE          BY TRUSTEE
------------------------------ -------------------------------------- ------------ -------------------------
John L. Schroeder (71)         Retired; Chairman of the Derivatives       129          Director of Citizens
c/o Mayer, Brown, Rowe & Maw   Committee and Director or Trustee of                    Communications
Counsel to the Independent     the Morgan Stanley Funds and the                        Company
Trustees                       TCW/DW Term Trusts; formerly                            (telecommunications
1675 Broadway                  Executive Vice President and Chief                      company).
New York, NY                   Investment Officer of the Home
                               Insurance Company (August
                               1991-September 1995).



----------
* This is the date the Trustee began serving the Morgan Stanley family of funds.

     The management Trustees and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each management Trustee and the other directorships, if any, held by the Trustee, are shown below.





                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH        TIME
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*
------------------------------ ------------- -------------
Charles A. Fiumefreddo (68)    Chairman,     Trustee
c/o Morgan Stanley Trust       Director or   since July
Harborside Financial Center,   Trustee       1991
Plaza Two,                     and Chief
Jersey City, NJ                Executive
                               Officer

James F. Higgins (53)          Trustee       Trustee
c/o Morgan Stanley Trust                     since June
Harborside Financial Center,                 2000
Plaza Two,
Jersey City, NJ

Philip J. Purcell (58)         Trustee       Trustee
1585 Broadway                                since April
New York, NY                                 1994


                                                                             NUMBER OF
                                                                            PORTFOLIOS
                                                                              IN FUND
                                                                              COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING           OVERSEEN      OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                     PAST 5 YEARS                   BY TRUSTEE            BY TRUSTEE
------------------------------ ----------------------------------------    ------------ ------------------------------
Charles A. Fiumefreddo (68)    Chairman, Director or Trustee and                129                 None
c/o Morgan Stanley Trust       Chief Executive Officer of the Morgan
Harborside Financial Center,   Stanley Funds and the TCW/DW
Plaza Two,                     Term Trusts; formerly Chairman, Chief
Jersey City, NJ                Executive Officer and Director of the
                               Investment Manager, the Distributor and
                               Morgan Stanley Services, Executive Vice
                               President and Director of Morgan Stanley DW,
                               Chairman and Director of the Transfer Agent
                               and Director and/or officer of various Morgan
                               Stanley subsidiaries (until June 1998).

James F. Higgins (53)          Director or Trustee of the Morgan                129                 None
c/o Morgan Stanley Trust       Stanley Funds and the TCW/DW
Harborside Financial Center,   Term Trusts (since June 2000);
Plaza Two,                     Senior Advisor of Morgan Stanley
Jersey City, NJ                (since August 2000); Director of the
                               Distributor and Dean Witter Realty Inc.;
                               previously President and Chief Operating Officer
                               of the Private Client Group of Morgan Stanley
                               (May 1999-August 2000), President and Chief
                               Operating Officer of Individual Securities of
                               Morgan Stanley (February 1997-May 1999).

Philip J. Purcell (58)         Director or Trustee of the Morgan                129                 Director of American
1585 Broadway                  Stanley Funds and the TCW/DW                                         Airlines, Inc. and its parent
New York, NY                   Term Trusts; Chairman of the Board                                   company, AMR
                               of Directors and Chief Executive                                     Corporation.
                               Officer of Morgan Stanley and
                               Morgan Stanley DW; Director of the
                               Distributor; Chairman of the Board of
                               Directors and Chief Executive Officer
                               of Novus Credit Services Inc.;
                               Director and/or officer of various Morgan Stanley
                               subsidiaries.





----------
* This is the date the Trustee began serving the Morgan Stanley family of funds.


                                   POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH            LENGTH OF
       EXECUTIVE OFFICER           REGISTRANT          TIME SERVED
------------------------------ ----------------- -----------------------
Mitchell M. Merin (48)         President         President since May
1221 Avenue of the Americas                      1999
New York, NY

Barry Fink (46)                Vice President,   Vice President,
c/o Morgan Stanley Trust       Secretary and     Secretary and General
Harborside Financial Center,   General Counsel   Counsel since
Plaza Two,                                       February 1997
Jersey City, NJ

Thomas F. Caloia (55)          Treasurer         Over 5 years
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Anita H. Kolleeny (46)         Vice President    Since 1986
1221 Avenue of the Americas
New York, New York

Michelle Kaufman (37)          Vice President    Since May 1999
1221 Avenue of the Americas
New York, New York

Alison Williams (33)           Vice President    Since February 2002
1221 Avenue of the Americas
New York, New York



   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ---------------------------------------------------------------
Mitchell M. Merin (48)         President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas    Investment Management (since December 1998); President,
New York, NY                   Director (since April 1997) and Chief Executive Officer (since
                               June 1998) of the Investment Manager and Morgan
                               Stanley Services; Chairman, Chief Executive
                               Officer and Director of the Distributor (since
                               June 1998); Chairman and Chief Executive Officer
                               (since June 1998) and Director (since January
                               1998) of the Transfer Agent; Director of various
                               Morgan Stanley subsidiaries; President of the
                               Morgan Stanley Funds and TCW/DW Term Trusts
                               (since May 1999); Trustee of various Van Kampen
                               investment companies (since December 1999);
                               previously Chief Strategic Officer of the
                               Investment Manager and Morgan Stanley Services
                               and Executive Vice President of the Distributor
                               (April 1997-June 1998), Vice President of the
                               Morgan Stanley Funds (May 1997-April 1999), and
                               Executive Vice President of Morgan Stanley.

Barry Fink (46)                General Counsel (since May 2000) and Managing Director
c/o Morgan Stanley Trust       (since December 2000) of Morgan Stanley Investment
Harborside Financial Center,   Management; Managing Director (since December 2000),
Plaza Two,                     and Secretary and General Counsel (since February 1997)
Jersey City, NJ                and Director (since July 1998) of the Investment Manager
                               and Morgan Stanley Services; Assistant Secretary
                               of Morgan Stanley DW; Vice President, Secretary
                               and General Counsel of the Morgan Stanley Funds
                               and TCW/DW Term Trusts (since February 1997);
                               Vice President and Secretary of the Distributor;
                               previously, Senior Vice President, Assistant
                               Secretary and Assistant General Counsel of the
                               Investment Manager and Morgan Stanley Services.

Thomas F. Caloia (55)          First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust       Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,   Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ

Anita H. Kolleeny (46)         Managing Director and Portfolio Manager of the Investment
1221 Avenue of the Americas    Manager for over 5 years.
New York, New York

Michelle Kaufman (37)          Managing Director and Portfolio Manager of the Investment
1221 Avenue of the Americas    Manager for over 5 years.
New York, New York

Alison Williams (33)           President and Portfolio Manager of the Investment Manager
1221 Avenue of the Americas    (since February 2001); previously an equity analyst at
New York, New York             Painewebber.


     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.


                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                (AS OF DECEMBER 31, 2001)                       (AS OF DECEMBER 31, 2001)
------------------------ ----------------------------------------------- -----------------------------------------------
Michael Bozic                          $10,001 - $50,000                                  over $100,000
Edwin J. Garn                          $50,001 - $100,000                                 over $100,000
Wayne E. Hedien                               none                                        over $100,000
Dr. Manuel H. Johnson                         none                                        over $100,000
Michael E. Nugent                        over $100,000                                    over $100,000
John L. Schroeder                             none                                        over $100,000
Charles A. Fiumefreddo                   over $100,000                                    over $100,000
James F. Higgins                              none                                        over $100,000
Philip J. Purcell                             none                                        over $100,000




     As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     Ronald E. Robison, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, Robert S. Giambrone, Executive Director of the Investment Manager, Morgan Stanley Services, the

Distributor and the Transfer Agent and Director of the Transfer Agent, and Joseph J. McAlinden, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, are Vice Presidents of the Fund.

     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Todd Lebo, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and Natasha Kassian and George Silfen, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue.

Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 2001.


                                FUND COMPENSATION

                                    AGGREGATE
                                  COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND
-------------------------------   --------------
Michael Bozic .................       $1,650
Edwin J. Garn .................        1,650
Wayne E. Hedien ...............        1,650
Dr. Manuel H. Johnson .........        2,400
Michael E. Nugent .............        2,150
John L. Schroeder .............        2,150


     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Independent Trustees received compensation from any other Funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.

                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS


                                      TOTAL CASH
                                     COMPENSATION
                                     FOR SERVICES
                                        TO 97
                                    MORGAN STANLEY
                                      FUNDS AND
                                     OTHER FUNDS
                                       IN THE
NAME OF INDEPENDENT TRUSTEE         FUND COMPLEX
---------------------------       ---------------
Michael Bozic .................       $150,150
Edwin J. Garn .................        150,150
Wayne E. Hedien ...............        150,100
Dr. Manuel H. Johnson .........        219,900
Michael E. Nugent .............        228,362
John L. Schroeder .............        196,650


     As of the date of this Statement of Additional Information, 52 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2001 and by the 52 Morgan Stanley Funds (including the Fund) for the year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 2001 and from the 52 Morgan Stanley Funds as of December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits accrued to the Independent Trustees from any other funds in the Fund Complex.

----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

        RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS




                             FOR ALL ADOPTING FUNDS
                           ------------------------------
                                                                                ESTIMATED ANNUAL
                                                          RETIREMENT BENEFITS       BENEFITS
                               ESTIMATED                  ACCRUED AS EXPENSES  UPON RETIREMENT(2)
                            CREDITED YEARS    ESTIMATED   ------------------- --------------------
                             OF SERVICE AT    PERCENTAGE             BY ALL               FROM ALL
NAME OF                       RETIREMENT     OF ELIGIBLE   BY THE   ADOPTING   FROM THE   ADOPTING
INDEPENDENT TRUSTEE          (MAXIMUM 10)    COMPENSATION   FUND      FUNDS      FUND      FUNDS
-------------------        ---------------- ------------- -------- ---------- ---------- ---------
Michael Bozic ............        10             60.44%    $  405   $21,395     $  967    $48,443
Edwin J. Garn ............        10             60.44        686    33,443        973     49,121
Wayne E. Hedien ..........         9             51.37        763    44,952        826     41,437
Dr. Manuel H. Johnson.....        10             60.44        428    22,022      1,420     72,014
Michael E. Nugent ........        10             60.44        780    38,472      1,269     64,157
John L. Schroeder ........         8             50.37      1,230    68,342        987     50,640


----------


(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Eligible Trustee's elections described in Footnote
      (1) on page 21.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class A shares of the Fund as of February 11, 2002: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Ave., Westwood, MA 02090-2318 - 56.013%. The following owned 5% or more of the outstanding Class D shares of the Fund as of February 11, 2002: MAC & Co., Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198 and State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliances, 105 Rosemont Ave., Westwood, MA 02090-2318 - 5.156%.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.475% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.45% to the portion of daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.425% to the portion of daily net assets exceeding $4.5 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended December 31, 1999, 2000 and 2001, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $36,774,969, $54,429,087 and $39,011,595, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the plan of distribution adopted by the Fund (the "Prior Plan") on April 30, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Prior Plan's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares attributable to shares issued, net of shares redeemed, since the inception of the Prior Plan.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended December 31, in approximate amounts as provided in the following table (the Distributor did not retain any of these amounts).



                               2001                     2000                     1999
                               ----                     ----                     ----

Class A ..........     FSCs:(1) $   516,982      FSCs:(1)$ 1,370,430      FSCs:(1) $1,205,689
                      CDSCs:    $     2,790     CDSCs:   $    41,773     CDSCs:    $   11,280
Class B ..........    CDSCs:    $11,139,696     CDSCs:   $10,848,622     CDSCs:    $7,677,253
Class C ..........    CDSCs:    $    94,736     CDSCs:   $   172,570     CDSCs:    $  114,042


----------
(1)   FSCs apply to Class A only.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended December 31, 2001, of $74,261,531. This amount is equal to 1.00% of the average daily net sales and was calculated pursuant to clause (a) of the compensation formula under the Plan. For the fiscal year ended December 31, 2001, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $642,131 and $2,655,027, respectively, which amounts are equal to 0.20% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 2001 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $512,534,655 on behalf of Class B since the inception of the Prior Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 4.62% ($23,698,913)-advertising and promotional expenses; (ii) 0.23% ($1,188,551)-printing of prospectuses for distribution to other than current shareholders; and (iii) 95.15% ($487,647,191)-other expenses, including the gross sales credit and the carrying charge, of which 6.77% ($33,012,305) represents carrying charges, 37.72% ($183,962,463) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 53.40% ($260,391,313) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended December 31, 2001 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $112,515,271 as of December 31, 2001 (the end of the Fund's fiscal year), which was equal to 1.82% of the net assets of Class B on such date and 2.11% ($10,281,111) represents excess distribution expenses of Morgan Stanley Dean Witter Capital Appreciation Fund, the net assets of which were combined with those of the Fund on March 15, 1999 pursuant to an Agreement and Plan of Reorganization. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2001 (the end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the most recent continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.



     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

  (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

  (2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

  (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid a total of $38,550,338, $52,946,709 and $43,699,018, respectively, in brokerage commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended December 31, 1999, 2000 and 2001, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid a total of $881,953, $1,051,523 and $504,788, respectively, in brokerage commissions to Morgan Stanley DW. During the fiscal year ended December 31, 2001, the brokerage commissions paid to Morgan Stanley DW represented approximately 1.16% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 1.39% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

     During the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid a total of $5,118,224, $4,622,010 and $5,481,300, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended December 31, 2001, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 12.54% of the total brokerage commissions paid by the Fund for the year and were paid on account of transactions having an aggregate dollar value equal to approximately 13.15% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage, including the Fund, in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

     During the fiscal year ended December 31, 2001, the Fund paid $33,639,312 in brokerage commissions in connection with transactions in the aggregate amount of $29,029,142,576 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     During the fiscal year ended December 31, 2001, the Fund purchased securities issued by Bank of America Securities LLC, J.P. Morgan Securities and Prudential Securities Inc., which issuers were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 2001, the Fund held securities issued by Bank of America Securities LLC and Prudential Securities Inc., with market values of $91,239,730 and $20,610,990, respectively.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000 and held for more than five years.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class B for the one, five and ten year periods ended December 31, 2001 were -30.88%, 10.29% and 11.54%, respectively. The average annual total returns of Class A for the fiscal year ended December 31, 2001 and for the period July 28, 1997 (inception of the Class) through December 31, 2001 were -30.56% and 6.30%, respectively. The average annual total returns of Class C for the fiscal year ended December 31, 2001 and for the period July 28, 1997 (inception of the Class) through December 31, 2001 were -28.00% and 6.78%, respectively. The average annual total returns of Class D for the fiscal year ended December 31, 2001 and for the period July 28, 1997 (inception of the Class) through December 31, 2001 were -26.56% and 7.85%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one, five and ten year periods ended December 31, 2001, were -27.30%, 10.53% and 11.54%, respectively. Based on this calculation, the average annual total returns of Class A for the fiscal year ended December 31, 2001 and for the period July 28, 1997 through December 31, 2001 were -26.72% and 7.60%, respectively, the average annual total returns of Class C for the fiscal year ended December 31, 2001 and for the period July 28, 1997 through December 31, 2001 were -27.29% and 6.78%, respectively, and the average annual total returns of Class D for the fiscal year ended December 31, 2001 and for the period July 28, 1997 through December 31, 2001 were -26.56% and 7.85%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial

$1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the one, five and ten year period ended December 31, 2001, were -27.30%, 64.96% and 198.02%, respectively. Based on the foregoing calculation, the total returns of Class A for the fiscal year ended December 31, 2001 and for the period July 28, 1997 through December 31, 2001 were -26.72% and 38.30%, respectively, the total returns of Class C for the fiscal year ended December 31, 2001 and for the period July 28, 1997 through December 31, 2001 were -27.29% and 33.70%, respectively, and the total returns of Class D for the fiscal year ended December 31, 2001 and for the period July 28, 1997 through December 31, 2001 were -26.56% and 39.73%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at December 31, 2001:



                                      INVESTMENT AT INCEPTION OF:
                     INCEPTION   --------------------------------------
CLASS                  DATE:       $10,000      $50,000      $100,000
-----                  -----       -------      -------      --------
Class A .........   07/28/97     $13,104      $66,384      $ 134,151
Class B .........   03/27/80     156,156      780,780      1,561,560
Class C .........   07/28/97      13,370       66,850        133,700
Class D .........   07/28/97      13,973       69,865        139,730


     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation reflects the effect of taxes on returns.

     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2001 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS o DECEMBER 31, 2001

     NUMBER OF
      SHARES                                                     VALUE
------------------                                       --------------------
                   Common Stocks (88.1%)
                   Advertising/Marketing Services (0.1%)
   82,600          Omnicom Group, Inc. ................. $    7,380,310
                                                         --------------
                   Aerospace & Defense (2.5%)
   72,000          Alliant Techsystems, Inc.* ..........      5,558,400
  270,900          L-3 Communications
                   Holdings, Inc.* .....................     24,381,000
1,465,300          Lockheed Martin Corp. ...............     68,385,551
  140,400          Northrop Grumman Corp. ..............     14,153,724
1,478,800          Raytheon Co. ........................     48,016,636
  744,600          Titan Corp. (The)* ..................     18,577,770
                                                         --------------
                                                            179,073,081
                                                         --------------
                   Air Freight/Couriers (0.5%)
  730,100          FedEx Corp.* ........................     37,877,588
                                                         --------------
                   Aluminum (0.3%)
  606,550          Alcoa, Inc. .........................     21,562,853
                                                         --------------
                   Apparel/Footwear (0.2%)
  200,400          Nike, Inc. (Class B) ................     11,270,496
                                                         --------------
                   Apparel/Footwear Retail (0.6%)
1,534,685          Industria de Diseno Textil,
                   S.A. (Spain)* .......................     29,266,270
  377,700          TJX Companies, Inc. (The) ...........     15,055,122
                                                         --------------
                                                             44,321,392
                                                         --------------
                   Beverages: Alcoholic (1.0%)
1,654,240          Anheuser-Busch Companies,
                   Inc. ................................     74,788,190
                                                         --------------
                   Beverages: Non-Alcoholic (0.2%)
  607,000          Coca-Cola Enterprises Inc. ..........     11,496,580
                                                         --------------
                   Biotechnology (5.2%)
  633,000          Amgen Inc.* .........................     35,726,520
  488,800          Cephalon, Inc.* .....................     36,945,948
  758,400          Genentech, Inc.* ....................     41,143,200
  799,400          Genzyme Corp. (General
                   Division)* ..........................     47,852,084
  537,800          Gilead Sciences, Inc.* ..............     35,344,216
1,347,510          IDEC Pharmaceuticals Corp.*               92,883,864
1,272,300          MedImmune, Inc.* ....................     58,971,105
  420,000          Myriad Genetics, Inc.* ..............     22,108,800
                                                         --------------
                                                            370,975,737
                                                         --------------

     NUMBER OF
      SHARES                                                     VALUE
------------------                                       --------------------
                   Broadcasting (1.2%)
  511,400          Clear Channel
                   Communications, Inc.* ............... $   26,035,374
  383,300          Univision Communications,
                   Inc. (Class A)* .....................     15,508,318
1,501,600          USA Networks, Inc.* .................     41,008,696
                                                         --------------
                                                             82,552,388
                                                         --------------
                   Cable/Satellite TV (1.0%)
1,039,700          Comcast Corp. (Class A
                   Special)* ...........................     37,429,200
  739,130          Cox Communications, Inc.
                   (Class A)* ..........................     30,976,938
                                                         --------------
                                                             68,406,138
                                                         --------------
                   Chemicals: Major Diversified (0.2%)
  389,900          Dow Chemical Co. (The) ..............     13,170,822
                                                         --------------
                   Computer Communications (2.4%)
1,063,200          Brocade Communications
                   Systems, Inc.* ......................     35,213,184
5,018,200          Cisco Systems, Inc.* ................     90,879,602
  926,300          Emulex Corp.* .......................     36,598,113
  266,000          McDATA Corp. (Class A)* .............      6,517,000
                                                         --------------
                                                            169,207,899
                                                         --------------
                   Computer Peripherals (0.5%)
  527,400          ATI Technologies Inc.
                   (Canada)* ...........................      6,697,980
  781,800          EMC Corp.* ..........................     10,507,392
  457,600          QLogic Corp.* .......................     20,367,776
                                                         --------------
                                                             37,573,148
                                                         --------------
                   Computer Processing Hardware (3.7%)
1,530,500          Compaq Computer Corp. ...............     14,937,680
2,559,900          Dell Computer Corp.* ................     69,578,082
1,227,200          International Business
                   Machines Corp. ......................    148,442,112
2,730,400          Sun Microsystems, Inc.* .............     33,693,136
                                                         --------------
                                                            266,651,010
                                                         --------------
                   Contract Drilling (0.8%)
1,367,800          ENSCO International Inc. ............     33,989,830
  815,500          GlobalSantaFe Corp. .................     23,258,060
                                                         --------------
                                                             57,247,890
                                                         --------------

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS o DECEMBER 31, 2001 CONTINUED

     NUMBER OF
      SHARES                                                  VALUE
------------------                                    --------------------
                   Data Processing Services (1.8%)
  426,200          Automatic Data Processing,
                   Inc. ............................. $   25,103,180
  458,000          Concord EFS, Inc.* ...............     15,013,240
1,105,300          First Data Corp. .................     86,710,785
                                                      --------------
                                                         126,827,205
                                                      --------------
                   Department Stores (0.2%)
  293,200          Sears, Roebuck & Co. .............     13,968,048
                                                      --------------
                   Discount Stores (3.3%)
  676,300          Costco Wholesale Corp.* ..........     30,014,194
1,051,600          Target Corp. .....................     43,168,180
2,773,000          Wal-Mart Stores, Inc. ............    159,586,150
                                                      --------------
                                                         232,768,524
                                                      --------------
                   Electronic Components (0.2%)
  510,100          Flextronics International Ltd.
                   (Singapore)* .....................     12,237,299
                                                      --------------
                   Electronic Distributors (0.2%)
  303,700          Tech Data Corp.* .................     13,144,136
                                                      --------------
                   Electronic Production Equipment (0.3%)
  247,100          Celestica, Inc.* .................      9,980,369
  192,900          KLA-Tencor Corp.* ................      9,560,124
                                                      --------------
                                                          19,540,493
                                                      --------------
                   Electronics/Appliance Stores (1.1%)
  300,000          Best Buy Co., Inc.* ..............     22,344,000
2,049,100          Circuit City Stores, Inc. -
                   Circuit City Group ...............     53,174,145
                                                      --------------
                                                          75,518,145
                                                      --------------
                   Energy (0.4%)
  332,600          ChevronTexaco Corp. ..............     29,804,286
                                                      --------------
                   Environmental Services (0.2%)
  456,600          Waste Management, Inc. ...........     14,570,106
                                                      --------------
                   Finance/Rental/Leasing (1.7%)
  481,370          Fannie Mae .......................     38,268,915
  759,460          Freddie Mac ......................     49,668,684
  378,600          USA Education Inc. ...............     31,809,972
                                                      --------------
                                                         119,747,571
                                                      --------------
                   Financial Conglomerates (3.2%)
  478,600          American Express Co. .............     17,081,234
3,245,007          Citigroup, Inc.** ................    163,807,953
  621,000          Prudential Financial, Inc.* ......     20,610,990


     NUMBER OF
      SHARES                                                  VALUE
------------------                                    --------------------
  510,600          State Street Corp. ............... $   26,678,850
                                                      --------------
                                                         228,179,027
                                                      --------------
                   Food: Major Diversified (2.2%)
  418,000          General Mills, Inc. ..............     21,740,180
1,144,400          Kraft Foods Inc. (Class A) .......     38,943,932
1,476,900          PepsiCo, Inc. ....................     71,910,261
  380,200          Unilever N.V. (Netherlands) ......     21,903,322
                                                      --------------
                                                         154,497,695
                                                      --------------
                   Home Building (0.2%)
  497,500          D.R. Horton, Inc. ................     16,148,850
                                                      --------------
                   Home Improvement Chains (1.6%)
  712,000          Home Depot, Inc. (The) ...........     36,319,120
1,686,900          Lowe's Companies, Inc. ...........     78,289,029
                                                      --------------
                                                         114,608,149
                                                      --------------
                   Hospital/Nursing Management (1.6%)
1,427,700          HCA Inc. .........................     55,023,558
1,070,600          Tenet Healthcare Corp.* ..........     62,865,632
                                                      --------------
                                                         117,889,190
                                                      --------------
                   Household/Personal Care (0.6%)
  538,100          Procter & Gamble Co. (The)........     42,579,853
                                                      --------------
                   Industrial Conglomerates (2.7%)
3,512,500          General Electric Co. .............    140,781,000
  335,200          Minnesota Mining &
                   Manufacturing Co. ................     39,623,992
  230,800          United Technologies Corp. ........     14,916,604
                                                      --------------
                                                         195,321,596
                                                      --------------
                   Information Technology Services (1.5%)
  419,000          Electronic Data Systems
                   Corp. ............................     28,722,450
2,047,840          PeopleSoft, Inc.* ................     82,323,168
                                                      --------------
                                                         111,045,618
                                                      --------------
                   Internet Retail (0.2%)
1,212,400          Amazon.com, Inc.* ................     13,118,168
                                                      --------------
                   Internet Software/Services (0.7%)
   87,500          Business Objects S.A. (ADR)
                   (France)* ........................      2,957,500
  984,600          Internet Security Systems,
                   Inc.* ............................     31,566,276
  852,800          Yahoo! Inc.* .....................     15,128,672
                                                      --------------
                                                          49,652,448
                                                      --------------

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS o DECEMBER 31, 2001 CONTINUED

     NUMBER OF
      SHARES                                                     VALUE
------------------                                       --------------------
                   Investment Banks/Brokers (2.1%)
  492,400          Goldman Sachs Group, Inc.
                   (The) ............................... $   45,670,100
  761,580          Lehman Brothers Holdings,
                   Inc. ................................     50,873,544
  966,000          Merrill Lynch & Co., Inc. ...........     50,347,920
                                                         --------------
                                                            146,891,564
                                                         --------------
                   Major Banks (1.6%)
1,449,400          Bank of America Corp. ...............     91,239,730
  500,000          Wells Fargo & Co. ...................     21,725,000
                                                         --------------
                                                            112,964,730
                                                         --------------
                   Major Telecommunications (0.9%)
  914,700          SBC Communications, Inc. ............     35,828,799
  622,700          Verizon Communications
                   Inc. ................................     29,553,342
                                                         --------------
                                                             65,382,141
                                                         --------------
                   Managed Health Care (0.1%)
  208,100          Anthem, Inc.* .......................     10,300,950
                                                         --------------
                   Media Conglomerates (1.2%)
1,575,600          AOL Time Warner Inc.* ...............     50,576,760
  861,300          Viacom, Inc. (Class B)
                   (Non-Voting)* .......................     38,026,395
                                                         --------------
                                                             88,603,155
                                                         --------------
                   Medical Distributors (0.4%)
  364,300          Andrx Group* ........................     25,650,363
                                                         --------------
                   Medical Specialties (3.7%)
1,349,920          Baxter International, Inc. ..........     72,396,210
1,442,100          Boston Scientific Corp.* ............     34,783,452
1,080,200          Guidant Corp.* ......................     53,793,960
  994,200          Medtronic, Inc. .....................     50,912,982
  400,800          St. Jude Medical, Inc.* .............     31,122,120
   95,000          Varian Medical Systems,
                   Inc.* ...............................      6,769,700
  545,270          Zimmer Holdings, Inc.* ..............     16,652,546
                                                         --------------
                                                            266,430,970
                                                         --------------
                   Miscellaneous Commercial
                   Services (0.1%)
  168,000          Sabre Holdings Corp.* ...............      7,114,800
                                                         --------------


     NUMBER OF
      SHARES                                                     VALUE
------------------                                       --------------------
                   Multi-Line Insurance (1.3%)
1,125,900          American International Group,
                   Inc. ................................ $   89,396,460
                                                         --------------
                   Oil & Gas Production (0.3%)
  500,940          Apache Corp. ........................     24,986,887
                                                         --------------
                   Oilfield Services/Equipment (1.8%)
1,163,600          Baker Hughes Inc. ...................     42,436,492
  297,500          BJ Services Co.* ....................      9,653,875
  428,300          Schlumberger Ltd. ...................     23,535,085
  403,200          Smith International, Inc.* ..........     21,619,584
  842,000          Weatherford International,
                   Inc.* ...............................     31,372,920
                                                         --------------
                                                            128,617,956
                                                         --------------
                   Other Consumer Services (1.0%)
  756,500          Cendant Corp.* ......................     14,834,965
  756,500          eBay, Inc.* .........................     50,609,850
  155,200          Weight Watchers
                   International, Inc.* ................      5,248,864
                                                         --------------
                                                             70,693,679
                                                         --------------
                   Other Metals/Minerals (0.0%)
    1,000          BRO-X Minerals Ltd. (Canada)*                    440
    5,900          Phelps Dodge Corp. ..................        191,160
                                                         --------------
                                                                191,600
                                                         --------------
                   Packaged Software (4.9%)
  628,300          Mercury Interactive Corp.* ..........     21,349,634
3,532,300          Microsoft Corp.* ** .................    234,085,521
1,947,000          Network Associates, Inc.* ...........     50,329,950
  325,500          Symantec Corp.* .....................     21,590,415
  446,600          Veritas Software Corp.* .............     20,016,612
                                                         --------------
                                                            347,372,132
                                                         --------------
                   Pharmaceuticals: Major (5.3%)
1,028,500          Abbott Laboratories .................     57,338,875
1,853,190          American Home Products
                   Corp. ...............................    113,711,738
  620,100          Johnson & Johnson ...................     36,647,910
3,750,810          Pfizer, Inc. ........................    149,469,779
  558,700          Pharmacia Corp. .....................     23,828,555
                                                         --------------
                                                            380,996,857
                                                         --------------

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS o DECEMBER 31, 2001 CONTINUED

     NUMBER OF
      SHARES                                                  VALUE
------------------                                    --------------------
                   Pharmaceuticals: Other (1.7%)
  196,200          Allergan, Inc. ................... $   14,724,810
  682,500          Biovail Corp. (Canada)* ..........     38,390,625
  479,040          Forest Laboratories, Inc.* .......     39,257,328
  763,400          King Pharmaceuticals, Inc.* ......     32,162,042
                                                      --------------
                                                         124,534,805
                                                      --------------
                   Property - Casualty Insurers (3.6%)
  972,900          ACE, Ltd. (Bermuda) ..............     39,061,935
   14,600          Berkshire Hathaway, Inc.
                   (Class B)* .......................     36,865,000
  647,500          Everest Re Group, Ltd.
                   (Bermuda) ........................     45,778,250
  383,900          Progressive Corp. (The) ..........     57,316,270
  214,300          RenaissanceRe Holdings Ltd.
                   (Bermuda) ........................     20,444,220
  632,600          XL Capital Ltd. (Class A)
                   (Bermuda) ........................     57,794,336
                                                      --------------
                                                         257,260,011
                                                      --------------
                   Railroads (0.6%)
  481,200          CSX Corp. ........................     16,866,060
  603,000          Norfolk Southern Corp. ...........     11,052,990
  300,000          Union Pacific Corp. ..............     17,100,000
                                                      --------------
                                                          45,019,050
                                                      --------------
                   Recreational Products (1.4%)
  259,800          Activision, Inc.* ................      6,757,398
1,044,000          Electronic Arts Inc.* ............     62,587,800
  977,300          Mattel, Inc. .....................     16,809,560
  328,500          THQ, Inc.* .......................     15,922,395
                                                      --------------
                                                         102,077,153
                                                      --------------
                   Regional Banks (1.2%)
1,014,500          Fifth Third Bancorp ..............     62,472,910
  670,300          First Tennessee National
                   Corp. ............................     24,305,078
                                                      --------------
                                                          86,777,988
                                                      --------------
                   Restaurants (0.7%)
  278,500          CBRL Group, Inc. .................      8,199,040
  756,900          Darden Restaurants, Inc. .........     26,794,260
  274,100          Tricon Global Restaurants,
                   Inc.* ............................     13,485,720
                                                      --------------
                                                          48,479,020
                                                      --------------


     NUMBER OF
      SHARES                                                  VALUE
------------------                                    --------------------
                   Semiconductors (5.6%)
  217,600          Genesis Microchip, Inc.* ......... $   14,387,712
  871,300          Infineon Technologies AG
                   (ADR) (Germany) ..................     17,687,390
3,625,400          Intel Corp. ......................    114,018,830
  792,900          Intersil Holding Corp.
                   (Class A)* .......................     25,571,025
  447,500          Linear Technology Corp. ..........     17,470,400
  729,900          Marvell Technology Group
                   Ltd. (Bermuda)* ..................     26,145,018
  337,300          Maxim Integrated Products,
                   Inc.* ............................     17,711,623
  710,500          Microchip Technology Inc.* .......     27,524,770
  794,300          Micron Technology, Inc.* .........     24,623,300
  559,700          NVIDIA Corp.* ....................     37,443,930
  193,009          Samsung Electronics (GDR) -
                   144A\^ ...........................     22,331,141
   86,700          STMicroelectronics NV
                   (Switzerland) ....................      2,745,789
1,245,200          Taiwan Semiconductor
                   Manufacturing Co. Ltd.
                   (ADR) (Taiwan)* ..................     21,380,084
1,065,700          Texas Instruments, Inc. ..........     29,839,600
                                                      --------------
                                                         398,880,612
                                                      --------------
                   Services to the Health Industry (0.7%)
  377,200          Laboratory Corp. of America
                   Holdings* ........................     30,496,620
  314,700          Quest Diagnostics Inc.* ..........     22,567,137
                                                      --------------
                                                          53,063,757
                                                      --------------
                   Specialty Stores (1.0%)
  862,500          AutoZone, Inc.* ..................     61,927,500
  224,500          Michaels Stores, Inc.* ...........      7,397,275
                                                      --------------
                                                          69,324,775
                                                      --------------
                   Steel (0.2%)
  298,200          Nucor Corp. ......................     15,792,672
                                                      --------------
                   Telecommunication Equipment (0.8%)
  442,800          Motorola, Inc. ...................      6,650,856
  823,700          Polycom, Inc.* ...................     28,335,280
  493,700          QUALCOMM Inc.* ...................     24,931,850
                                                      --------------
                                                          59,917,986
                                                      --------------

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS o DECEMBER 31, 2001 CONTINUED


  NUMBER OF
   SHARES                                               VALUE
------------                                      -----------------
             Tobacco (0.3%)
  460,800    Philip Morris Companies, Inc.        $   21,127,680
                                                  --------------
             Trucking (0.2%)
  206,000    Roadway Corporation ................      7,560,200
  303,000    Werner Enterprises, Inc. ...........      7,362,900
                                                  --------------
                                                      14,923,100
                                                  --------------
             Trucks/Construction/Farm
             Machinery (0.6%)
  669,200    Deere & Co. ........................     29,217,272
  368,800    Navistar International Corp.*            14,567,600
                                                  --------------
                                                      43,784,872
                                                  --------------
             Wireless Communications (0.5%)
1,452,000    Sprint Corp. (PCS Group)* ..........     35,443,320
                                                  --------------
             Total Common Stocks
             (Cost $6,112,765,940) ..............  6,296,722,974
                                                  --------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
              Short-Term Investments (12.8%)
              U.S. Government Obligation (a) (7.0%)
$  500,000    U.S. Treasury Bills 1.638%
              due 01/03/02
              (Cost $499,954,514) ..........    499,954,514
                                             --------------
              Repurchase Agreement (5.8%)
   416,787    Joint repurchase agreement
              account 1.734% due
              01/02/02 (dated
              12/31/01; proceeds
              $416,827,160) (b)
              (Cost $416,787,000) .......... 416,787,000
                                             --------------
              Total Short-Term Investments
              (Cost $916,741,514)........... 916,741,514
                                             --------------

                                                         VALUE
                                                   -----------------
Total Investments
(Cost $7,029,507,454) (c).........   100.9%         $7,213,464,488
Liabilities in Excess of Other
Assets ...........................   ( 0.9)            (63,719,521)
                                     -----          --------------
Net Assets .......................   100.0%         $7,149,744,967
                                     =====          ==============

---------------------------
ADR    American Depository Receipt.
GDR    Global Depository Receipt.
*      Non-income producing security.
** Some of these securities are segregated in connection with open futures contracts.
 +     Resale is restricted to qualified institutional investors.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b)    Collateralized by federal agency and U.S. Treasury obligations.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $347,428,771 and the aggregate gross unrealized depreciation is $163,471,737, resulting in net unrealized appreciation of $183,957,034.


Futures Contracts Open at December 31, 2001:

                       DESCRIPTION,        UNDERLYING
   NUMBER                DELIVERY             FACE
     OF        LONG/      MONTH,             AMOUNT           UNREALIZED
 CONTRACTS     SHORT     AND YEAR           AT VALUE         APPRECIATION
-----------   ------- --------------   ------------------   -------------
    654        SHORT  Nasdaq 100
                      Index
                      March/2002       (103,560,900)        $1,492,822
                                                            ==========

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

Assets:
Investments in securities, at value
 (cost $7,029,507,454) ...........................................    $  7,213,464,488
Receivable for:
  Investments sold ...............................................          28,825,448
  Shares of beneficial interest sold .............................           5,824,938
  Dividends ......................................................           3,706,439
  Variation margin receivable ....................................           2,648,700
Prepaid expenses and other assets ................................             205,273
                                                                      ----------------
  Total Assets ...................................................       7,254,675,286
                                                                      ----------------
Liabilities:
Payable for:
  Investments purchased ..........................................          85,344,269
  Shares of beneficial interest repurchased ......................          10,570,618
  Distribution fee ...............................................           5,581,984
  Investment management fee ......................................           2,859,437
Accrued expenses and other payables ..............................             574,011
                                                                      ----------------
  Total Liabilities ..............................................         104,930,319
                                                                      ----------------
  Net Assets .....................................................    $  7,149,744,967
                                                                      ================
Composition of Net Assets:
Paid-in-capital ..................................................    $  9,766,442,167
Net unrealized appreciation ......................................         185,446,105
Accumulated net investment loss ..................................             (57,276)
Accumulated net realized loss ....................................      (2,802,086,029)
                                                                      ----------------
  Net Assets .....................................................    $  7,149,744,967
                                                                      ================
Class A Shares:
Net Assets .......................................................    $    298,623,727
Shares Outstanding (unlimited authorized, $.01 par value).........          12,258,120
  Net Asset Value Per Share ......................................    $          24.36
                                                                      ================
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) ................    $          25.71
                                                                      ================
Class B Shares:
Net Assets .......................................................    $  6,191,793,309
Shares Outstanding (unlimited authorized, $.01 par value).........         262,795,797
  Net Asset Value Per Share ......................................    $          23.56
                                                                      ================
Class C Shares:
Net Assets .......................................................    $    227,574,142
Shares Outstanding (unlimited authorized, $.01 par value).........           9,764,873
  Net Asset Value Per Share ......................................    $          23.31
                                                                      ================
Class D Shares:
Net Assets .......................................................    $    431,753,789
Shares Outstanding (unlimited authorized, $.01 par value).........          17,487,381
  Net Asset Value Per Share ......................................    $          24.69
                                                                      ================


                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001



Net Investment Loss:
Income
Interest ...........................................................................    $     73,481,398
Dividends (net of $292,805 foreign withholding tax).................................          52,840,010
                                                                                        ----------------
  Total Income .....................................................................         126,321,408
                                                                                        ----------------
Expenses
Distribution fee (Class A shares) ..................................................             642,131
Distribution fee (Class B shares) ..................................................          74,261,531
Distribution fee (Class C shares) ..................................................           2,655,027
Investment management fee ..........................................................          39,011,595
Transfer agent fees and expenses ...................................................          11,270,022
Shareholder reports and notices ....................................................             738,006
Custodian fees .....................................................................             451,654
Registration fees ..................................................................             173,486
Professional fees ..................................................................              52,157
Trustees' fees and expenses ........................................................              26,974
Other ..............................................................................              82,468
                                                                                        ----------------
  Total Expenses ...................................................................         129,365,051
                                                                                        ----------------
  Net Investment Loss ..............................................................          (3,043,643)
                                                                                        ----------------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
  Investments ......................................................................      (2,408,852,458)
  Futures contracts ................................................................          43,399,644
  Foreign exchange transactions ....................................................             (18,022)
                                                                                        ----------------
  Net Loss .........................................................................      (2,365,470,836)
                                                                                        ----------------
Net change in unrealized appreciation/depreciation on:
  Investments ......................................................................        (723,907,650)
  Futures contracts ................................................................           4,767,232
  Net translation of other assets and liabilities denominated in foreign currencies              (12,737)
                                                                                        ----------------
  Net Depreciation .................................................................        (719,153,155)
                                                                                        ----------------
  Net Loss .........................................................................      (3,084,623,991)
                                                                                        ----------------
Net Decrease .......................................................................    $ (3,087,667,634)
                                                                                        ================



                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS


                                                                                  FOR THE YEAR         FOR THE YEAR
                                                                                     ENDED                 ENDED
                                                                               DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                              -------------------   ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss .......................................................    $     (3,043,643)     $     (9,918,880)
Net realized gain (loss) ..................................................      (2,365,470,836)        1,276,303,099
Net change in unrealized depreciation .....................................        (719,153,155)       (2,564,916,767)
                                                                               ----------------      ----------------
  Net Decrease ............................................................      (3,087,667,634)       (1,298,532,548)
                                                                               ----------------      ----------------
Distributions to Shareholders from Net Realized Gain*:
Class A shares ............................................................          (5,231,763)          (54,348,877)
Class B shares ............................................................        (122,038,907)       (1,440,611,682)
Class C shares ............................................................          (4,446,126)          (48,769,136)
Class D shares ............................................................          (7,562,708)          (76,095,238)
                                                                               ----------------      ----------------
  Total Distributions .....................................................        (139,279,504)       (1,619,824,933)
                                                                               ----------------      ----------------
Net increase (decrease) from transactions in shares of beneficial interest       (1,089,982,254)        3,124,129,889
                                                                               ----------------      ----------------
  Net Increase (Decrease) .................................................      (4,316,929,392)          205,772,408
Net Assets:
Beginning of period .......................................................      11,466,674,359        11,260,901,951
                                                                               ----------------      ----------------
End of Period
(Including accumulated net investment losses of $57,276 and $134,794,
respectively) .............................................................    $  7,149,744,967      $ 11,466,674,359
                                                                               ================      ================

------------
*     Includes Short-Term Gains of:


  Class A shares ..................    $   428,821     $ 29,360,434
  Class B shares ..................     10,002,903      782,509,647
  Class C shares ..................        364,426       26,312,902
  Class D shares ..................        619,876       40,669,909
                                       -----------     ------------
   Total Short-Term Gains .........    $11,416,026     $878,852,892
                                       ===========     ============

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS o DECEMBER 31, 2001

1. Organization and Accounting Policies

Morgan Stanley American Opportunities Fund (the "Fund"), formerly Morgan Stanley Dean Witter American Opportunities Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth consistent with an effort to reduce volatility. The Fund seeks to achieve its objective by investing in a diversified portfolio of securities consisting principally of common stocks. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and was reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(5) short-term debt securities having a maturity date of more than sixty days at time of

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS o DECEMBER 31, 2001 CONTINUED

purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirement of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Foreign Currency Translation - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS o DECEMBER 31, 2001 CONTINUED

included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

G. Forward Foreign Currency Contracts - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

H. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

I. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. Investment Management Agreement
Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.475% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.45% to the portion of daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.425% to the portion of daily net assets in excess of $4.5 billion.


3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS o DECEMBER 31, 2001 CONTINUED

12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B
- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the Plan's inception; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $112,515,000 at December 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 1.0%, respectively.

The Distributor has informed the Fund that for year ended December 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A, Class B and Class C shares of approximately $3,000, $11,140,000 and $95,000, respectively and received approximately $517,000 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
 The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2001, aggregated $27,417,541,636 and $27,893,180,868, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $1,915,733,713 and $1,907,047,131, respectively.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS o DECEMBER 31, 2001 CONTINUED

For the year ended December 31, 2001, the Fund incurred $504,788 in brokerage commissions with Morgan Stanley DW Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

For the year ended December 31, 2001, the Fund incurred brokerage commissions of $5,481,300 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At December 31, 2001, the Fund's payables for securities purchased and receivables for securities sold included unsettled trades with Morgan Stanley & Co., Inc. of $4,923,299 and $14,411,958, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $116,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $14,713. At December 31, 2001, the Fund had an accrued pension liability of $57,212 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Federal Income Tax Status
At December 31, 2001, the Fund had a net capital loss carryover of approximately $2,635,231,000 which will be available through December 31, 2009 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $1,036,000 during fiscal 2001.

As of December 31, 2001, the Fund had temporary book/tax differences primarily attributable to post-October losses, the mark-to-market of open futures contracts and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $3,139,408, accumulated net investment loss credited $3,121,161 and accumulated net realized loss was credited $18,247.

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS o DECEMBER 31, 2001 CONTINUED

6. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 2001, the Fund had outstanding futures contracts and no outstanding forward contracts.


7. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:


                                                           FOR THE YEAR                            FOR THE YEAR
                                                               ENDED                                   ENDED
                                                         DECEMBER 31, 2001                       DECEMBER 31, 2000
                                               -------------------------------------   -------------------------------------
                                                    SHARES              AMOUNT              SHARES              AMOUNT
                                               ---------------   -------------------   ---------------   -------------------
CLASS A SHARES
Sold .......................................      10,210,307      $    249,148,823         7,366,837      $    311,162,587
Reinvestment of distributions ..............         194,773             5,130,332         1,600,023            53,414,533
Redeemed ...................................      (9,930,147)         (239,332,480)       (4,255,445)         (174,811,614)
                                                  ----------      ----------------        ----------      ----------------
Net increase - Class A .....................         474,933            14,946,675         4,711,415           189,765,506
                                                  ----------      ----------------        ----------      ----------------
CLASS B SHARES .............................
Sold .......................................      28,831,207           765,374,311        68,693,118         2,873,958,776
Reinvestment of distributions ..............       4,465,141           114,173,617        41,181,200         1,343,564,736
Redeemed ...................................     (78,706,340)       (1,994,441,990)      (45,345,785)       (1,853,040,926)
                                                 -----------      ----------------       -----------      ----------------
Net increase (decrease) - Class B. .........     (45,409,992)       (1,114,894,062)       64,528,533         2,364,482,586
                                                 -----------      ----------------       -----------      ----------------
CLASS C SHARES .............................
Sold .......................................       2,216,556            58,217,063         5,276,343           217,852,042
Reinvestment of distributions ..............         170,442             4,310,465         1,463,696            47,183,194
Redeemed ...................................      (3,307,588)          (83,096,675)       (1,861,510)          (74,965,499)
                                                 -----------      ----------------       -----------      ----------------
Net increase (decrease) - Class C. .........        (920,590)          (20,569,147)        4,878,529           190,069,737
                                                 -----------      ----------------       -----------      ----------------
CLASS D SHARES .............................
Sold .......................................       8,553,929           227,003,840         9,663,419           410,079,356
Reinvestment of distributions ..............         267,623             7,134,825         2,147,959            72,336,829
Redeemed ...................................      (8,003,283)         (203,604,385)       (2,464,696)         (102,604,125)
                                                 -----------      ----------------       -----------      ----------------
Net increase - Class D .....................         818,269            30,534,280         9,346,682           379,812,060
                                                 -----------      ----------------       -----------      ----------------
Net increase (decrease) in Fund ............     (45,037,380)     $ (1,089,982,254)       83,465,159      $  3,124,129,889
                                                 ===========      ================       ===========      ================

Morgan Stanley American Opportunities Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------
                                                          2001          2000            1999             1998
                                                     ------------- -------------- ---------------- ----------------
Class A Shares++
Selected Per Share Data:
Net asset value, beginning of period ...............    $ 33.77      $ 43.35         $   33.16        $   29.59
                                                       --------      --------        ---------        ---------
Income (loss) from investment operations:
 Net investment income .............................      0.18          0.16              0.10             0.15
 Net realized and unrealized gain (loss) ...........     (9.17)        (4.40)            14.80             8.71
                                                       --------      --------        ---------        ---------
Total income (loss) from investment operations .....     (8.99)        (4.24)            14.90             8.86
                                                       --------      --------        ---------        ---------
Less distributions from net realized gain ..........     (0.42)        (5.34)            (4.71)           (5.29)
                                                       --------      --------        ---------        ---------
Net asset value, end of period .....................   $ 24.36       $ 33.77         $   43.35        $   33.16
                                                       ========      ========        =========        =========
Total Return+ ......................................    (26.72)%       (9.51)%           46.94%           31.78%
Ratios to Average Net Assets:
Expenses ...........................................      0.81 %(3)     0.80 %(3)         0.81%(3)         0.86%(3)
Net investment income ..............................      0.68 %(3)     0.37 %(3)         0.28%(3)         0.43%(3)
Supplemental Data:
Net assets, end of period, in thousands ............  $298,624      $397,887         $ 306,542        $ 116,894
Portfolio turnover rate ............................       380 %         425 %             378%             321%



                                                       FOR THE PERIOD
                                                       JULY 28, 1997*
                                                           THROUGH
                                                      DECEMBER 31, 1997
                                                     ------------------
Class A Shares++
Selected Per Share Data:
Net asset value, beginning of period ...............    $ 31.87
                                                         -------
Income (loss) from investment operations:
 Net investment income .............................       0.05
 Net realized and unrealized gain (loss) ...........       2.32
                                                         -------
Total income (loss) from investment operations .....       2.37
                                                         -------
Less distributions from net realized gain ..........      (4.65)
                                                         -------
Net asset value, end of period .....................    $ 29.59
                                                         =======
Total Return+ ......................................       7.70%(1)
Ratios to Average Net Assets:
Expenses ...........................................       0.92%(2)
Net investment income ..............................       0.38%(2)
Supplemental Data:
Net assets, end of period, in thousands ............    $15,844
Portfolio turnover rate ............................        275%

------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS CONTINUED

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                         --------------------------------------
                                                                 2001               2000
                                                         ------------------- ------------------
Class B Shares++
Selected Per Share Data:
Net asset value, beginning of period ...................       $ 32.94            $ 42.63
                                                               -------            -------
Income (loss) from investment operations:
 Net investment loss ...................................         (0.03)             (0.05)
 Net realized and unrealized gain (loss) ...............         (8.93)             (4.30)
                                                               -------            -------
Total income (loss) from investment operations .........         (8.96)             (4.35)
                                                               -------            -------
Less distributions from net realized gain ..............         (0.42)             (5.34)
                                                               -------            -------
Net asset value, end of period. ........................       $ 23.56            $ 32.94
                                                               =======            =======
Total Return+ ..........................................        (27.30)%            (9.93)%
Ratio to Average Net Assets:
Expenses. ..............................................          1.61 %(1)          1.28 %(1)
Net investment loss ....................................         (0.12)%(1)         (0.11)%(1)
Supplemental Data:
Net assets, end of period, in millions .................       $ 6,192            $10,151
Portfolio turnover rate ................................           380 %              425 %



                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------
                                                                1999                1998            1997*
                                                         ------------------ -------------------- -----------
Class B Shares++
Selected Per Share Data:
Net asset value, beginning of period ...................      $ 32.85              $ 29.51        $ 27.01
                                                              -------              -------        -------
Income (loss) from investment operations:
 Net investment loss ...................................        (0.09)               (0.03)         (0.10)
 Net realized and unrealized gain (loss) ...............        14.58                 8.66           8.34
                                                              -------              -------        -------
Total income (loss) from investment operations .........        14.49                 8.63           8.24
                                                              -------              -------        -------
Less distributions from net realized gain ..............        (4.71)               (5.29)         (5.74)
                                                              -------              -------        -------
Net asset value, end of period. ........................      $ 42.63              $ 32.85        $ 29.51
                                                              =======              =======        =======
Total Return+ ..........................................        46.12 %              31.07 %        31.55 %
Ratio to Average Net Assets:
Expenses. ..............................................         1.33 %(1)            1.39 %(1)      1.46 %
Net investment loss ....................................       (0.24)%(1)            (0.10)% (1)    (0.34)%
Supplemental Data:
Net assets, end of period, in millions .................     $10,389                $5,750         $4,078
Portfolio turnover rate ................................         378 %                 321 %          275 %

------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to April 30, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), have been designated Class B shares. The Old Shares have been designated Class D shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS CONTINUED


                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------
                                                             2001                2000
                                                     ------------------- -------------------
Class C Shares++
Selected Per Share Data:
Net asset value, beginning of period ...............      $  32.58            $  42.35
                                                          --------            --------
Income (loss) from investment operations:
 Net investment loss ...............................         (0.03)              (0.15)
 Net realized and unrealized gain (loss) . .........         (8.82)              (4.28)
                                                          --------            --------
Total income (loss) from investment operations .....         (8.85)              (4.43)
                                                          --------            --------
Less distributions from net realized gain ..........         (0.42)              (5.34)
                                                          --------            --------
Net asset value, end of period .....................      $  23.31            $  32.58
                                                          ========            ========
Total Return+ ......................................        (27.29)%            (10.17)%
Ratios to Average Net Assets:
Expenses ...........................................          1.61 %(3)           1.55 % (3)
Net investment loss ................................         (0.12)%(3)          (0.38)%(3)
Supplemental Data:
Net assets, end of period, in thousands ............      $227,574            $348,180
Portfolio turnover rate ............................           380 %               425 %



                                                                                               FOR THE PERIOD
                                                         FOR THE YEAR ENDED DECEMBER 31,          JULY 28,
                                                     ---------------------------------------      THROUGH
                                                            1999                1998          DECEMBER 31, 1997
                                                     ------------------ -------------------- ------------------
Class C Shares++
Selected Per Share Data:
Net asset value, beginning of period ...............      $  32.74             $ 29.49            $ 31.87
                                                          --------             -------            -------
Income (loss) from investment operations:
 Net investment loss ...............................         (0.18)              (0.10)             (0.05)
 Net realized and unrealized gain (loss) . .........         14.50                8.64               2.32
                                                          --------             -------            -------
Total income (loss) from investment operations .....         14.32                8.54               2.27
                                                          --------             -------            -------
Less distributions from net realized gain ..........         (4.71)              (5.29)             (4.65)
                                                          --------             -------            -------
Net asset value, end of period .....................      $  42.35             $ 32.74            $ 29.49
                                                          ========             =======            =======
Total Return+ ......................................         45.75 %             30.78 %             7.39 %(1)
Ratios to Average Net Assets:
Expenses ...........................................          1.59 %(3)           1.61 %(3)          1.66 %(2)
Net investment loss ................................         (0.50)%(3)          (0.32)% (3)        (0.36)%(2)
Supplemental Data:
Net assets, end of period, in thousands ............      $245,942             $60,861            $12,204
Portfolio turnover rate ............................           378 %               321 %              275 %

------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS CONTINUED


                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                           2001            2000               1999                  1998
                                                     --------------- --------------- --------------------- ---------------------
Class D Shares++
Selected Per Share Data:
Net asset value, beginning of period ...............  $ 34.15        $  43.66            $ 33.31             $     29.63
                                                      --------        --------            -------             ----------
Income (loss) from investment operations:
 Net investment income .............................     0.23            0.28               0.18                    0.24
 Net realized and unrealized gain (loss) ...........    (9.27)          (4.45)             14.88                    8.73
                                                      --------        --------            -------             ----------
Total income (loss) from investment operations .....    (9.04)          (4.17)             15.06                    8.97
                                                      --------        --------            -------             ----------
Less distributions from net realized gain ..........    (0.42)          (5.34)             (4.71)                  (5.29)
                                                      --------        --------            --------            -------------
Net asset value, end of period. ....................  $ 24.69        $  34.15            $ 43.66             $     33.31
                                                      ========        ========            ========            =============
Total Return+ ......................................   (26.56)%         (9.28)%            47.22 %                 32.12%
Ratios to Average Net Assets:
Expenses ...........................................     0.61 % (3)      0.55 %(3)          0.59 % (3)              0.61% (3)
Net investment income ..............................     0.88 %(3)       0.62 %(3)          0.50 % (3)              0.68% (3)
Supplemental Data:
Net assets, end of period, in thousands ............ $431,754        $569,203          $ 319,692             $   135,022
Portfolio turnover rate ............................      380 %           425 %              378 %                   321%



                                                       FOR THE PERIOD
                                                       JULY 28, 1997*
                                                           THROUGH
                                                      DECEMBER 31, 1997
                                                     ------------------
Class D Shares++
Selected Per Share Data:
Net asset value, beginning of period ...............    $ 31.87
                                                        -------
Income (loss) from investment operations:
 Net investment income .............................       0.07
 Net realized and unrealized gain (loss) ...........       2.34
                                                        -------
Total income (loss) from investment operations .....       2.41
                                                        -------
Less distributions from net realized gain ..........      (4.65)
                                                        -------
Net asset value, end of period. ....................    $ 29.63
                                                        =======
Total Return+ ......................................       7.83 %(1)
Ratios to Average Net Assets:
Expenses ...........................................       0.64 %(2)
Net investment income ..............................       0.50 %(2)
Supplemental Data:
Net assets, end of period, in thousands ............    $49,772
Portfolio turnover rate ............................        275%

------------
* The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley American Opportunities Fund:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley American Opportunities Fund (the "Fund"), formerly Morgan Stanley Dean Witter American Opportunities Fund, including the portfolio of investments, as of December 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley American Opportunities Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
February 11, 2002

                      2001 Federal Tax Notice (unaudited)

      During the fiscal year ended December 31, 2001, the Fund paid to its shareholders $0.39 per share from long-term capital gains.

STATEMENT OF ADDITIONAL INFORMATION


DECEMBER 31, 2001


                                                           MORGAN STANLEY
                                                           CAPITAL GROWTH
                                                           SECURITIES


--------------------------------------------------------------------------------

    This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated December 31, 2001) for Morgan Stanley Capital Growth Securities may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW at any of its branch offices.



Morgan Stanley
Capital Growth Securities
c/o Morgan Stanley Trust
Harborside Financial Center, Plaza Two,
Jersey City, NJ 07311
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I. Fund History.............................................    4

II. Description of the Fund and Its Investments and Risks...    4
  A. Classification.........................................    4
  B. Investment Strategies and Risks........................    4
  C. Fund Policies/Investment Restrictions..................   13

III. Management of the Fund.................................   15
  A. Board of Trustees......................................   15
  B. Management Information.................................   15
  C. Compensation...........................................   19

IV. Control Persons and Principal Holders of Securities.....   21

V. Investment Management and Other Services.................   21
  A. Investment Manager.....................................   21
  B. Principal Underwriter..................................   22
  C. Services Provided by the Investment Manager............   22
  D. Dealer Reallowances....................................   23
  E. Rule 12b-1 Plan........................................   23
  F. Other Service Providers................................   27
  G. Codes of Ethics........................................   28

VI. Brokerage Allocation and Other Practices................   28
  A. Brokerage Transactions.................................   28
  B. Commissions............................................   28
  C. Brokerage Selection....................................   29
  D. Directed Brokerage.....................................   30
  E. Regular Broker-Dealers.................................   30

VII. Capital Stock and Other Securities.....................   30

VIII. Purchase, Redemption and Pricing of Shares............   31
  A. Purchase/Redemption of Shares..........................   31
  B. Offering Price.........................................   32

IX. Taxation of the Fund and Shareholders...................   33

X. Underwriters.............................................   35

XI. Calculation of Performance Data.........................   35

XII. Financial Statements...................................   36

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Bank of New York.

"DISTRIBUTOR"--Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"FINANCIAL ADVISORS"--Morgan Stanley authorized financial services representatives.

"FUND"--Morgan Stanley Capital Growth Securities, a registered open-end investment company.

"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"INVESTMENT MANAGER"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"MORGAN STANLEY DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"MORGAN STANLEY FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.

"MORGAN STANLEY"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MORGAN STANLEY SERVICES"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"TRANSFER AGENT"--Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on December 8, 1989, with the name Dean Witter Capital Growth Securities. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Capital Growth Securities. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Capital Growth Securities.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is long-term capital growth.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

    The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.


    When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be placed in the account on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

    OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.

    The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or
(ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

    Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    STOCK INDEX OPTIONS. The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

    When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate and stock index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be "zero coupon" securities. These are securities which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

    The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 10% of the Fund's total assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

    UNIT OFFERINGS. The Fund may also purchase unit offerings (where corporate debt securities are offered as a unit with convertible securities, preferred or common stocks, warrants, or any combination thereof).

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

         1. Seek long-term capital growth.

    The Fund may not:

         1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

         2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

         3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

         4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

         5. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         6. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell (write) interest rate and stock and bond index futures contracts and related options thereon.

         7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         8. Pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts; (d) borrowing money; or (e) lending portfolio securities.

        10. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

        11. Make short sales of securities.

        12. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

        14. Invest for the purpose of exercising control or management of any other issuer.

        15. Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

        16. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

        17. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

        18. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.


    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

    TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.



    The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Funds (there were 97 such funds as of the calendar year ended December 31, 2000), are shown below.


  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Michael Bozic (60) ..........................  Retired; Director or Trustee of the Morgan
Trustee                                        Stanley Funds; formerly Vice Chairman of Kmart
c/o Mayer, Brown & Platt                       Corporation (December 1998-October 2000),
Counsel to the Independent Trustees            Chairman and Chief Executive Officer of Levitz
1675 Broadway                                  Furniture Corporation (November 1995-November
New York, New York                             1998) and President and Chief Executive Officer
                                               of Hills Department Stores (May 1991-July
                                               1995); formerly variously Chairman, Chief
                                               Executive Officer, President and Chief
                                               Operating Officer (1987-1991) of the Sears
                                               Merchandise Group of Sears, Roebuck and Co.;
                                               Director of Weirton Steel Corporation.

Charles A. Fiumefreddo* (68) ................  Chairman, Director or Trustee and Chief
Chairman of the Board,                         Executive Officer of the Morgan Stanley Funds;
Chief Executive Officer and Trustee            formerly Chairman, Chief Executive Officer and
c/o Morgan Stanley Trust                       Director of the Investment Manager, the
Harborside Financial Center, Plaza Two,        Distributor and Morgan Stanley Services;
Jersey City, New Jersey                        Executive Vice President and Director of Morgan
                                               Stanley DW; Chairman and Director of the
                                               Transfer Agent, and Director and/or officer of
                                               various Morgan Stanley subsidiaries (until
                                               June 1998).

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Edwin J. Garn (69) ..........................  Director or Trustee of the Morgan Stanley
Trustee                                        Funds; formerly United States Senator
c/o Summit Ventures LLC                        (R-Utah)(1974-1992) and Chairman, Senate
1 Utah Center                                  Banking Committee (1980-1986); formerly Mayor
201 S. Main St.                                of Salt Lake City, Utah (1971-1974); formerly
Salt Lake City, Utah                           Astronaut, Space Shuttle Discovery
                                               (April 12-19, 1985); Vice Chairman, Huntsman
                                               Corporation (chemical company); Director of
                                               Franklin Covey (time management systems), BMW
                                               Bank of North America, Inc. (industrial loan
                                               corporation), United Space Alliance (joint
                                               venture between Lockheed Martin and the Boeing
                                               Company) and Nuskin Asia Pacific (multilevel
                                               marketing); member of the Utah Regional
                                               Advisory Board of Pacific Corp.; member of the
                                               board of various civic and charitable
                                               organizations.

Wayne E. Hedien (67) ........................  Retired; Director or Trustee of the Morgan
Trustee                                        Stanley Funds; Director of The PMI Group, Inc.
c/o Mayer, Brown & Platt                       (private mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees            Chairman of The Field Museum of Natural
1675 Broadway                                  History; formerly associated with the Allstate
New York, New York                             Companies (1966-1994), most recently as
                                               Chairman of The Allstate Corporation (March
                                               1993-December 1994) and Chairman and Chief
                                               Executive Officer of its wholly-owned subsidia-
                                               ry, Allstate Insurance Company (July
                                               1989-December 1994); director of various other
                                               business and charitable organizations.

James F. Higgins* (53) ......................  Chairman of the Individual Investor Group of
Trustee                                        Morgan Stanley (since August 2000); Director of
c/o Morgan Stanley Trust                       the Transfer Agent, the Distributor and Dean
Harborside Financial Center, Plaza Two,        Witter Realty Inc.; Director or Trustee of the
Jersey City, New Jersey                        Morgan Stanley Funds (since June 2000);
                                               previously President and Chief Operating
                                               Officer of the Private Client Group of Morgan
                                               Stanley (May 1999-August 2000), President and
                                               Chief Operating Officer of Individual
                                               Securities of Morgan Stanley (February 1997-May
                                               1999), President and Chief Operating Officer of
                                               Dean Witter Securities of Morgan Stanley
                                               (1995-February 1997) and Director (1985-1997)
                                               of Morgan Stanley.

Dr. Manuel H. Johnson (52) ..................  Senior Partner, Johnson Smick
Trustee                                        International, Inc., a consulting firm;
c/o Johnson Smick International, Inc.          Co-Chairman and a founder of the Group of Seven
1133 Connecticut Avenue, N.W.                  Council (G7C), an international economic
Washington, D.C.                               commission; Chairman of the Audit Committee and
                                               Director or Trustee of the Morgan Stanley
                                               Funds; Director of NVR, Inc. (home
                                               construction); Chairman and Trustee of the
                                               Financial Accounting Foundation (oversight
                                               organization of the Financial Accounting
                                               Standards Board); formerly Vice Chairman of the
                                               Board of Governors of the Federal Reserve
                                               System and Assistant Secretary of the U.S.
                                               Treasury.


  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Michael E. Nugent (65) ......................  General Partner, Triumph Capital, L.P., a
Trustee                                        private investment partnership; Chairman of the
c/o Triumph Capital, L.P.                      Insurance Committee and Director or Trustee of
237 Park Avenue                                the Morgan Stanley Funds; directors/trustee of
New York, New York                             various investment companies managed by Morgan
                                               Stanley Investment Management Inc. and Morgan
                                               Stanley Investments LP (since July 2001);
                                               formerly Vice President, Bankers Trust Company
                                               and BT Capital Corporation; director of various
                                               business organizations.

Philip J. Purcell* (58) .....................  Chairman of the Board of Directors and Chief
Trustee                                        Executive Officer of Morgan Stanley, Morgan
1585 Broadway                                  Stanley DW and Novus Credit Services Inc.;
New York, New York                             Director of the Distributor; Director or
                                               Trustee of the Morgan Stanley Funds; Director
                                               of American Airlines, Inc. and its parent
                                               company, AMR Corporation; Director and/or of-
                                               ficer of various Morgan Stanley subsidiaries.

John L. Schroeder (71) ......................  Retired; Chairman of the Derivatives Committee
Trustee                                        and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                       Funds; Director of Citizens Communications
Counsel to the Independent Trustees            Company (telecommunications company); formerly
1675 Broadway                                  Executive Vice President and Chief Investment
New York, New York                             Officer of the Home Insurance Company (August
                                               1991-September 1995).

Mitchell M. Merin (48) ......................  President and Chief Operating Officer of Morgan
President                                      Stanley Investment Management (since December
1221 Avenue of the Americas                    1998); President and Director (since April
New York, New York                             1997) and Chief Executive Officer (since June
                                               1998) of the Investment Manager and Morgan
                                               Stanley Services; Chairman, Chief Executive
                                               Officer and Director of the Distributor (since
                                               June 1998); Chairman and Chief Executive Of-
                                               ficer (since June 1998) and Director (since
                                               January 1998) of the Transfer Agent; Director
                                               of various Morgan Stanley subsidiaries;
                                               President of the Morgan Stanley Funds (since
                                               May 1999); Trustee of various Van Kampen
                                               investment companies (since December 1999);
                                               previously Chief Strategic Officer of the
                                               Investment Manager and Morgan Stanley Services
                                               and Executive Vice President of the Distributor
                                               (April 1997-June 1998), Vice President of the
                                               Morgan Stanley Funds (May 1997-April 1999), and
                                               Executive Vice President of Morgan Stanley.

Barry Fink (46) .............................  General Counsel (since May 2000) and Managing
Vice President, Secretary                      Director (since December 2000) of Morgan
and General Counsel                            Stanley Investment Management; Managing
1221 Avenue of the Americas                    Director (since December 2000) and Secretary
New York, New York                             and General Counsel (since February 1997) and
                                               Director (since July 1998) of the Investment
                                               Manager and Morgan Stanley Services; Vice
                                               President, Secretary and General Counsel of the
                                               Morgan Stanley Funds (since February 1997);
                                               Vice President and Secretary of the Distrib-
                                               utor; previously, Senior Vice President (March
                                               1997-December 1999), First Vice President,
                                               Assistant Secretary and Assistant General
                                               Counsel of the Investment Manager and Morgan
                                               Stanley Services.


  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Peter Hermann (41) ..........................  Vice President of the Investment Manager; Vice
Vice President                                 President of various Morgan Stanley Funds.
1221 Avenue of the Americas
New York, New York

Gustave Scacco (39) .........................  Assistant Vice President of the Investment
Vice President                                 Manager; previously Vice President for Amicale
1221 Avenue of the Americas                    Industries.
New York, New York

Thomas F. Caloia (55) .......................  First Vice President and Assistant Treasurer of
Treasurer                                      the Investment Manager, the Distributor and
c/o Morgan Stanley Trust                       Morgan Stanley Services; Treasurer of the
Harborside Financial Center, Plaza Two         Morgan Stanley Funds.
Jersey City, New Jersey

------------------------------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.

    RONALD E. ROBISON, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, ROBERT S. GIAMBRONE, Executive Director of the Investment Manager, Morgan Stanley Services, the Distributor and the Transfer Agent and Director of the Transfer Agent, JOSEPH J. MCALINDEN, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, KENTON J. HINCHLIFFE and IRA N. ROSS, Executive Directors of the Investment Manager, and PAUL D. VANCE, Managing Director of the Investment Manager, are Vice Presidents of the Fund.

    In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and TODD LEBO, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and NATASHA KASSIAN and GEORGE SILFEN, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

    The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the fund.

    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the fund complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended October 31, 2001.


                               FUND COMPENSATION

                                                                AGGREGATE
                                                              COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                   FROM THE FUND
---------------------------                                   -------------

Michael Bozic...............................................     $1,650
Edwin J. Garn...............................................      1,650
Wayne E. Hedien.............................................      1,650
Dr. Manuel H. Johnson.......................................      2,400
Michael E. Nugent...........................................      2,150
John L. Schroeder...........................................      2,150

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Funds that were in operation at December 31, 2000.

                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS

                                                                TOTAL CASH
                                                               COMPENSATION
                                                              FOR SERVICES TO
                                                                 97 MORGAN
NAME OF INDEPENDENT TRUSTEE                                    STANLEY FUNDS
---------------------------                                   ---------------

Michael Bozic...............................................     $146,917
Edwin J. Garn...............................................      151,717
Wayne E. Hedien.............................................      151,567
Dr. Manuel H. Johnson.......................................      223,655
Michael E. Nugent...........................................      199,759
John L. Schroeder...........................................      194,809

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 53 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended October 31, 2001 and by the 53 Morgan Stanley Funds (including the Fund) for the year ended December 31, 2000, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of October 31, 2001 and from the 53 Morgan Stanley Funds as of December 31, 2000.


         RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS

                                 FOR ALL ADOPTING FUNDS
                              -----------------------------                                   ESTIMATED ANNUAL
                                ESTIMATED                        RETIREMENT BENEFITS              BENEFITS
                                CREDITED                         ACCRUED AS EXPENSES         UPON RETIREMENT(2)
                                  YEARS         ESTIMATED     -------------------------   -------------------------
                              OF SERVICE AT   PERCENTAGE OF                  BY ALL         FROM        FROM ALL
                               RETIREMENT       ELIGIBLE       BY THE       ADOPTING        THE         ADOPTING
NAME OF INDEPENDENT TRUSTEE   (MAXIMUM 10)    COMPENSATION      FUND         FUNDS          FUND         FUNDS
---------------------------   -------------   -------------   --------   --------------   --------   --------------
Michael Bozic..............        10            60.44%        $  402       $20,001        $  967       $52,885
Edwin J. Garn..............        10            60.44            593        29,348           967        52,817
Wayne E. Hedien............         9            51.37            757        37,886           822        44,952
Dr. Manuel H. Johnson......        10            60.44            402        21,187         1,420        77,817
Michael E. Nugent..........        10            60.44            690        36,202         1,269        69,506
John L. Schroeder..........         8            50.37          1,228        65,337           987        53,677

------------------------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 20.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    The following owned 5% or more of the outstanding Class A shares of the Fund as of December 7, 2001: Morgan Stanley Trust, Trustee FBO Alban Charitable Remainder Unitrust, P.O. Box 503, Jersey City, NJ 07303-0503--15.327%, Beatus Pension Trust, B.L. Beatus MD, Trustee, 6669 Corsica, Memphis, TN 38120-3405--7.681% and Morgan Stanley Trust, Trustee, The William J. Hold & Brenda L. Rhodes RLT, P.O. Box 503, Jersey City, NJ 07303-0503--5.733%. The following owned 5% or more of the outstanding Class C shares of the Fund as of December 7, 2001: Salomon Smith Barney Inc., 333 W. 34th Street, 3rd Floor, New York, NY 10001--12.797% and Rose L. Holk, Trustee of the Survivor Trust of the Holk Family Trust, 24732 Ervin Rd., Philomath, OR 97370-9562--6.255%. The following owned 5% or more of the outstanding Class D shares of the Fund as of December 7, 2001: Morgan Stanley DW Inc., custodian for Candies Inc., FBO Neil Cole & Deborah Sorell, VIP Plus 401(k) Plan, P.O. Box 17910, Milwaukee, WI 53217--18.824%.

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

    The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.65% to the portion of daily net assets not exceeding
$500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.50% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.475% to the portion of daily net assets exceeding $1.5 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended October 31, 1999, 2000 and 2001, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $3,390,339, $3,760,671 and $2,759,007, respectively.

    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B.

    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or

Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended October 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).


                                      2001                    2000                    1999
                              ---------------------   ---------------------   ---------------------
Class A.....................  FSCs:(1)    $  2,942    FSCs:(1)    $  7,161    FSCs:(1)    $  2,211
                                CDSCs:    $      0      CDSCs:    $      0      CDSCs:    $  1,368
Class B.....................    CDSCs:    $133,710      CDSCs:    $142,910      CDSCs:    $208,271
Class C.....................    CDSCs:    $    242      CDSCs:    $  1,358      CDSCs:    $    343

------------------------
(1) FSCs apply to Class A only.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended
October 31, 2001, of $3,960,349. This amount is equal to 1.00% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended October 31, 2001, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $13,476 and $20,474, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

    With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or
(iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program, and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

    The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

    The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley DW's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and

1.0%, in the case of Class C, of the average net assets of the respective
Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended October 31, 2001 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $81,883,749 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 6.58% ($5,389,282)--advertising and promotional expenses; (ii) 0.02% ($15,108)--printing of prospectuses for distribution to other than current shareholders; and (iii) 93.40% ($76,479,359)--other expenses, including the gross sales credit and the carrying charge, of which 13.95% ($10,666,916) represents carrying charges, 35.63% ($27,246,351) represents commission credits to Morgan Stanley DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 50.42% ($38,566,092) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended October 31, 2001 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's
Class B shares, totaled $11,794,813 as of October 31, 2001 (the end of the Fund's fiscal year), which was equal to 4.10% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $4,032 in the case of Class C at December 31, 2000 (the end of the calendar year), which amount was equal to 0.16% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS

    The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

    The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    For the fiscal years ended October 31, 1999, 2000 and 2001, the Fund paid a total of $4,310,598, $3,513,238 and $2,562,911, respectively, in brokerage commissions.

B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

    During the fiscal years ended October 31, 1999, 2000 and 2001, the Fund did not effect any principal transactions with Morgan Stanley DW.

    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the fiscal years ended October 31, 1999, 2000 and 2001, the Fund paid a total of $417,839, $280,927 and $167,144, respectively, in brokerage commissions to Morgan Stanley DW. During the fiscal year ended October 31, 2001, the brokerage commissions paid to Morgan Stanley DW represented approximately 6.52% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 9.62% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

    During the fiscal years ended October 31, 1999, 2000 and 2001, the Fund paid a total of $328,145, $175,257 and $121,329, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended October 31, 2001, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 4.73% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 4.22% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

    The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among the clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

    During the fiscal year ended October 31, 2001, the Fund paid $2,019,637 in brokerage commissions in connection with transactions in the aggregate amount of $1,342,196,251 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

    During the fiscal year ended October 31, 2001, the Fund purchased securities issued by Bank of America Corp. which issuer was among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At October 31, 2001, the Fund held securities issued by Bank of America Corp. with a market value of $5,014,150.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting.

The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

    The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

    Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of

18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

    After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class B for the one year, five year and ten year periods ended October 31, 2001 were -35.31%, 5.50% and 6.43%, respectively. The average annual total returns of Class A for the fiscal year ended October 31, 2001 and for the period July 28, 1997 (inception of the Class) through October 31, 2001 were -35.34% and 0.39%, respectively. The average annual total returns of Class C for the fiscal year ended October 31, 2001 and for the period July 28, 1997 (inception of the Class) through October 31, 2001 were -32.94% and 0.96%, respectively. The average annual total returns of Class D for the fiscal year ended October 31, 2001 and for the period July 28, 1997 (inception of the Class) through October 31, 2001 were -31.60% and 1.91%, respectively.

    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year, five year and the ten year periods ended October 31, 2001, were -32.31%, 5.67% and 6.43%, respectively. Based on this calculation, the average annual total returns of Class A for the fiscal year ended October 31, 2001 and for the period July 28, 1997 through October 31, 2001 were -31.75% and 1.67%, respectively, the average annual total returns of Class C for the fiscal year ended October 31, 2001 and for the period July 28, 1997 through October 31, 2001 were -32.34% and 0.96%, respectively, and the average annual total returns of Class D for the fiscal year ended October 31, 2001 and for the period July 28, 1997 through October 31, 2001 were -31.60% and 1.91%, respectively.

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the one year, five year and the ten year periods ended October 31, 2001, were -32.31, 31.75% and 86.47%, respectively. Based on the foregoing calculation, the total returns of Class A for the fiscal year ended October 31, 2001 and for the period July 28, 1997 through October 31, 2001 were -31.75% and 7.33%, respectively, the total returns of Class C for the fiscal year ended October 31, 2001 and for the period July 28, 1997 through October 31, 2001 were -32.34% and 4.17%, respectively, and the total returns of Class D for the fiscal year ended October 31, 2001 and for the period July 28, 1997 through October 31, 2001 were -31.60% and 8.39%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at October 31, 2001:

                                                       INVESTMENT AT INCEPTION OF:
                                         INCEPTION   --------------------------------
CLASS                                      DATE:     $10,000     $50,000    $100,000
-----                                    ---------   --------   ---------   ---------
Class A...............................   07/28/97    $10,169    $ 51,518    $104,110
Class B...............................   04/02/90     25,369     126,845     253,690
Class C...............................   07/28/97     10,417      52,085     104,170
Class D...............................   07/28/97     10,839      54,195     108,390

    The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EXPERTS. The financial statements of the Fund for the fiscal year ended October 31, 2001 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley Capital Growth Securities
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE
-----------------------------------------------------------------
           Common Stocks (87.8%)
           AEROSPACE & DEFENSE (5.3%)
 120,000   Lockheed Martin Corp....................  $  5,852,400
  60,000   Northrop Grumman Corp...................     5,997,000
 150,000   Titan Corp. (The)*......................     3,919,500
                                                     ------------
                                                       15,768,900
                                                     ------------
           BEVERAGES: ALCOHOLIC (1.9%)
 135,000   Constellation Brands Inc. (Class A)*....     5,540,400
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (2.9%)
  60,000   Coca-Cola Co............................     2,872,800
 120,000   Pepsi Bottling Group, Inc. (The)........     5,577,600
                                                     ------------
                                                        8,450,400
                                                     ------------
           BIOTECHNOLOGY (2.5%)
 185,000   Charles River Laboratories
            International, Inc.*...................     6,216,000
  20,000   Enzon, Inc.*............................     1,237,000
                                                     ------------
                                                        7,453,000
                                                     ------------
           COMPUTER COMMUNICATIONS (1.5%)
 260,000   Cisco Systems, Inc.*....................     4,399,200
                                                     ------------
           COMPUTER PROCESSING HARDWARE (3.4%)
  85,000   Apple Computer, Inc.*...................     1,492,600
 185,000   Dell Computer Corp.*....................     4,436,300
 400,000   Sun Microsystems, Inc.*.................     4,060,000
                                                     ------------
                                                        9,988,900
                                                     ------------
           CONTRACT DRILLING (0.6%)
 100,000   Rowan Companies, Inc.*..................     1,689,000
                                                     ------------
           DATA PROCESSING SERVICES (0.3%)
  10,000   Affiliated Computer Services, Inc.
            (Class A)*.............................       880,500
                                                     ------------
           DEPARTMENT STORES (1.7%)
 235,000   Penney (J.C.) Co., Inc..................     5,104,200
                                                     ------------
           DISCOUNT STORES (1.9%)
 150,000   Costco Wholesale Corp.*.................     5,674,500
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE
-----------------------------------------------------------------
           ELECTRONIC DISTRIBUTORS (1.4%)
 100,000   Tech Data Corp.*........................  $  4,269,000
                                                     ------------
           ENGINEERING & CONSTRUCTION (1.4%)
 150,000   Shaw Group Inc. (The)*..................     4,125,000
                                                     ------------
           ENVIRONMENTAL SERVICES (0.3%)
  40,000   Waste Management, Inc...................       980,000
                                                     ------------
           FINANCE/RENTAL/ LEASING (6.1%)
 185,000   Doral Financial Corp....................     6,450,950
 175,000   IndyMac Bancorp, Inc.*..................     4,494,000
  85,000   USA Education Inc.......................     6,932,600
                                                     ------------
                                                       17,877,550
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (1.9%)
 220,000   SunGard Data Systems Inc.*..............     5,544,000
                                                     ------------
           FOOD RETAIL (1.4%)
 175,000   Kroger Co.*.............................     4,280,500
                                                     ------------
           HOME FURNISHINGS (0.3%)
  40,000   Leggett & Platt, Inc....................       866,800
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (1.5%)
  75,000   Tenet Healthcare Corp.*.................     4,314,000
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (1.9%)
 200,000   International Flavors & Fragrances,
            Inc....................................     5,702,000
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (0.9%)
 120,000   McAfee.com Corp.*.......................     2,640,000
                                                     ------------


           INSURANCE BROKERS/ SERVICES (1.9%)
 235,000   Willis Group Holdings Ltd.*.............     5,473,150
                                                     ------------
           INTEGRATED OIL (1.8%)
  60,000   ChevronTexaco Corp......................     5,313,000
                                                     ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2001 CONTINUED


NUMBER OF
 SHARES                                                 VALUE
-----------------------------------------------------------------
           INTERNET SOFTWARE/ SERVICES (2.4%)
 475,000   Earthlink, Inc.*........................  $  6,958,750
                                                     ------------
           MAJOR BANKS (1.7%)
  85,000   Bank of America Corp....................     5,014,150
                                                     ------------
           MAJOR TELECOMMUNICATIONS (1.3%)
  75,000   Verizon Communications Inc..............     3,735,750
                                                     ------------
           MANAGED HEALTH CARE (0.4%)
 100,000   Caremark Rx, Inc.*......................     1,340,000
                                                     ------------
           MEDICAL DISTRIBUTORS (4.3%)
  75,000   Amerisource Bergen Corp.*...............     4,767,000
 125,000   Henry Schein, Inc.*.....................     4,218,750
 100,000   McKesson HBOC, Inc......................     3,699,000
                                                     ------------
                                                       12,684,750
                                                     ------------
           MEDICAL SPECIALTIES (7.4%)
 300,000   Boston Scientific Corp.*................     6,822,000
  85,000   Cooper Companies, Inc. (The)............     4,080,000
 100,000   Cytyc Corp.*............................     2,622,000
  85,000   St. Jude Medical, Inc.*.................     6,035,000
  35,000   Varian Medical Systems, Inc.*...........     2,348,500
                                                     ------------
                                                       21,907,500
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (1.4%)
 185,000   Sylvan Learning Systems, Inc.*..........     4,144,000
                                                     ------------
           OIL & GAS PRODUCTION (0.9%)
 150,000   Ocean Energy, Inc.......................     2,737,500
                                                     ------------
           OTHER CONSUMER SERVICES (1.0%)
  75,000   Apollo Group, Inc. (Class A)*...........     3,048,750
                                                     ------------
           PACKAGED SOFTWARE (3.8%)
 110,000   Microsoft Corp.*........................     6,396,500
 250,000   Network Associates, Inc.*...............     4,800,000
                                                     ------------
                                                       11,196,500
                                                     ------------


NUMBER OF
 SHARES                                                 VALUE
-----------------------------------------------------------------
           PROPERTY - CASUALTY INSURERS (5.4%)
 135,000   ACE, Ltd. (Bermuda).....................  $  4,758,750
  75,000   Everest Re Group, Ltd. (Bermuda)........     5,013,750
  70,000   XL Capital Ltd. (Class A) (Bermuda).....     6,080,200
                                                     ------------
                                                       15,852,700
                                                     ------------
           PULP & PAPER (0.5%)
  50,000   Georgia-Pacific Group...................     1,388,000
                                                     ------------
           RAILROADS (0.6%)
  50,000   CSX Corp................................     1,685,000
                                                     ------------
           RECREATIONAL PRODUCTS (1.8%)
 275,000   Mattel, Inc.*...........................     5,205,750
                                                     ------------
           REGIONAL BANKS (2.4%)
  50,000   Fifth Third Bancorp.....................     2,821,000
 275,000   Hibernia Corp. (Class A)................     4,180,000
                                                     ------------
                                                        7,001,000
                                                     ------------
           SAVINGS BANKS (0.9%)
 100,000   Charter One Financial, Inc..............     2,725,000
                                                     ------------
           SEMICONDUCTORS (3.3%)
  75,000   Broadcom Corp. (Class A)*...............     2,580,750
 175,000   Intel Corp..............................     4,273,500
  85,000   LSI Logic Corp.*........................     1,440,750
  60,000   National Semiconductor Corp.*...........     1,558,800
                                                     ------------
                                                        9,853,800
                                                     ------------


           SERVICES TO THE HEALTH INDUSTRY (2.4%)
  20,000   AdvancePCS*.............................     1,215,400
  50,000   Laboratory Corp. of America Holdings*...     4,310,000
  75,000   Omnicare, Inc...........................     1,491,000
                                                     ------------
                                                        7,016,400
                                                     ------------
           TOBACCO (1.6%)
 100,000   Philip Morris Companies, Inc............     4,680,000
                                                     ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2001 CONTINUED


NUMBER OF
 SHARES                                                 VALUE
-----------------------------------------------------------------

           WIRELESS COMMUNICATIONS (1.5%)
 200,000   Sprint Corp. (PCS Group)*...............  $  4,460,000
                                                     ------------
           Total Common Stocks
            (COST $249,226,560)....................   258,969,300
                                                     ------------


PRINCIPAL
AMOUNT IN
THOUSANDS
---------


           Short-Term Investments (10.1%)
           Repurchase Agreement
 $29,400   Joint repurchase agreement account
            2.607% due 11/01/01 (dated 10/31/01;
            proceeds $29,402,129) (a) (COST
            $29,400,000)...........................    29,400,000
     299   The Bank of New York 2.50% due 11/01/01
            (dated 10/31/01; proceeds
            $298,816) (b)
            (COST $298,795)........................       298,795
                                                     ------------
           Total Short-Term Investments
            (COST $29,698,795).....................    29,698,795
                                                     ------------

  Total Investments
   (COST $278,925,355) (c)................    97.9%  288,668,095
  Other Assets in Excess of Liabilities...     2.1     6,095,914
                                            ------  ------------
  Net Assets..............................   100.0% $294,764,009
                                            ======  ============


---------------------------------------------------

 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) COLLATERALIZED BY $296,811 U.S. TREASURY BOND 7.50% DUE 11/15/16 VALUED AT $304,772.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $15,795,656 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $6,052,916, RESULTING IN NET UNREALIZED APPRECIATION OF $9,742,740.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
OCTOBER 31, 2001



Assets:
Investments in securities, at value (cost
 $278,925,355)....................................  $288,668,095
Receivable for:
  Investments sold................................    14,580,475
  Dividends.......................................       102,756
  Shares of beneficial interest sold..............        51,788
Prepaid expenses and other assets.................        41,024
                                                    ------------
    Total Assets..................................   303,444,138
                                                    ------------
Liabilities:
Payable for:
  Investments purchased...........................     7,795,709
  Shares of beneficial interest repurchased.......       301,678
  Distribution fee................................       273,306
  Investment management fee.......................       180,517
Accrued expenses and other payables...............       128,919
                                                    ------------
    Total Liabilities.............................     8,680,129
                                                    ------------
    Net Assets....................................  $294,764,009
                                                    ============
Composition of Net Assets:
Paid-in-capital...................................  $362,184,003
Net unrealized appreciation.......................     9,742,740
Accumulated net investment loss...................       (56,021)
Accumulated net realized loss.....................   (77,106,713)
                                                    ------------
    Net Assets....................................  $294,764,009
                                                    ============
Class A Shares:
Net Assets........................................    $3,427,393
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................       362,804
    Net Asset Value Per Share.....................  $       9.45
                                                    ============
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET
     VALUE).......................................  $       9.97
                                                    ============
Class B Shares:
Net Assets........................................  $287,635,383
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................    31,872,837
    Net Asset Value Per Share.....................  $       9.02
                                                    ============
Class C Shares:
Net Assets........................................    $1,608,242
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................       177,217
    Net Asset Value Per Share.....................  $       9.07
                                                    ============
Class D Shares:
Net Assets........................................    $2,092,991
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................       218,559
    Net Asset Value Per Share.....................  $       9.58
                                                    ============


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
FINANCIAL STATEMENTS CONTINUED

Statement of Operations
FOR THE YEAR ENDED OCTOBER 31, 2001

Net Investment Loss:
Income
Dividends (net of $9,875 foreign withholding
 tax).............................................  $   2,635,162
Interest..........................................      1,420,373
                                                    -------------
    Total Income..................................      4,055,535
                                                    -------------
Expenses
Distribution fee (Class A shares).................         13,476
Distribution fee (Class B shares).................      3,960,349
Distribution fee (Class C shares).................         20,474
Investment management fee.........................      2,759,007
Transfer agent fees and expenses..................        563,324
Shareholder reports and notices...................         69,056
Custodian fees....................................         55,957
Professional fees.................................         52,036
Registration fees.................................         30,076
Trustees' fees and expenses.......................         21,461
Other.............................................         10,692
                                                    -------------
    Total Expenses................................      7,555,908
                                                    -------------
    Net Investment Loss...........................     (3,500,373)
                                                    -------------
Net Realized and Unrealized Loss:
Net realized loss.................................    (71,814,160)
Net change in unrealized appreciation.............    (85,753,504)
                                                    -------------
    Net Loss......................................   (157,567,664)
                                                    -------------
Net Decrease......................................  $(161,068,037)
                                                    =============


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                            FOR THE YEAR      FOR THE YEAR
                                               ENDED             ENDED
                                          OCTOBER 31, 2001  OCTOBER 31, 2000
                                          ----------------  ----------------

Increase (Decrease) in Net Assets:
Operations:
Net investment loss.....................   $  (3,500,373)    $  (5,127,249)
Net realized gain (loss)................     (71,814,160)       67,890,012
Net change in unrealized appreciation...     (85,753,504)       37,777,782
                                           -------------     -------------

    Net Increase (Decrease).............    (161,068,037)      100,540,545
                                           -------------     -------------

Distributions to Shareholders from Net
 Realized Gain:
Class A shares..........................        (650,465)       (1,452,888)
Class B shares..........................     (53,517,134)     (124,572,319)
Class C shares..........................        (264,288)         (214,295)
Class D shares..........................      (6,299,205)      (10,594,159)
                                           -------------     -------------

    Total Distributions.................     (60,731,092)     (136,833,661)
                                           -------------     -------------

Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................     (57,881,513)       95,058,623
                                           -------------     -------------

    Net Increase (Decrease).............    (279,680,642)       58,765,507

Net Assets:
Beginning of period.....................     574,444,651       515,679,144
                                           -------------     -------------
End of Period (INCLUDING ACCUMULATED NET
 INVESTMENT LOSSES OF $56,021 AND
 $51,569, RESPECTIVELY).................   $ 294,764,009     $ 574,444,651
                                           =============     =============


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2001

1. Organization and Accounting Policies

Morgan Stanley Capital Growth Securities (the "Fund"), formerly Morgan Stanley Dean Witter Capital Growth Securities, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital growth. The Fund was organized as a Massachusetts business trust on December 8, 1989 and commenced operations on April 2, 1990. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager,

Morgan Stanley Capital Growth Securities
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2001 CONTINUED

may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.65% to the portion of daily net assets not exceeding
$500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.50% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.475% to the portion of daily net assets exceeding $1.5 billion.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

Morgan Stanley Capital Growth Securities
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2001 CONTINUED

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $11,795,000 at October 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of approximately $133,700 and $250, respectively and received approximately $2,900 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 aggregated $1,249,337,173 and $1,369,900,347, respectively.

For the year ended October 31, 2001, the Fund incurred $167,144 in brokerage commissions with Morgan Stanley DW Inc. ("MSDW"), an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At October 31, 2001, the Fund's payable for investments purchased and receivable for investments sold included unsettled trades with MSDW of $705,027 and $2,574,647, respectively.

For the year ended October 31, 2001, the Fund incurred brokerage commissions of $121,329 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $8,400.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2001 included in Trustees' fees and

Morgan Stanley Capital Growth Securities
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2001 CONTINUED

expenses in the Statement of Operations amounted to $9,675. At October 31, 2001, the Fund had an accrued pension liability of $56,021 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Federal Income Tax Status

As of October 31, 2001, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $3,495,939, accumulated net investment loss was credited $3,495,921 and accumulated net realized loss was credited $18.

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                      FOR THE YEAR              FOR THE YEAR
                                         ENDED                      ENDED
                                    OCTOBER 31, 2001          OCTOBER 31, 2000
                                ------------------------  -------------------------
                                  SHARES       AMOUNT       SHARES       AMOUNT
                                ----------  ------------  ----------  -------------
CLASS A SHARES
Sold..........................     215,031  $  2,554,151     282,896  $   4,539,795
Reinvestment of
 distributions................      49,240       641,599      98,235      1,410,649
Redeemed......................    (345,402)   (3,974,344)   (245,359)    (3,822,339)
                                ----------  ------------  ----------  -------------
Net increase (decrease) --
 Class A......................     (81,131)     (778,594)    135,772      2,128,105
                                ----------  ------------  ----------  -------------
CLASS B SHARES
Sold..........................   1,479,907    17,598,103   4,308,162     68,137,512
Reinvestment of
 distributions................   4,016,908    50,331,855   8,403,850    117,401,782
Redeemed......................  (7,151,957)  (80,055,924) (7,529,809)  (117,971,824)
                                ----------  ------------  ----------  -------------
Net increase (decrease) --
 Class B......................  (1,655,142)  (12,125,966)  5,182,203     67,567,470
                                ----------  ------------  ----------  -------------
CLASS C SHARES
Sold..........................      37,760       442,694     129,880      2,025,557
Reinvestment of
 distributions................      20,220       254,774      13,398        188,105
Redeemed......................     (41,735)     (464,258)    (23,863)      (361,966)
                                ----------  ------------  ----------  -------------
Net increase -- Class C.......      16,245       233,210     119,415      1,851,696
                                ----------  ------------  ----------  -------------
CLASS D SHARES
Sold..........................     518,954     6,861,011   1,932,874     31,620,646
Reinvestment of
 distributions................     470,659     6,203,282     732,012     10,592,214
Redeemed......................  (4,639,374)  (58,274,456) (1,135,708)   (18,701,508)
                                ----------  ------------  ----------  -------------
Net increase (decrease) --
 Class D......................  (3,649,761)  (45,210,163)  1,529,178     23,511,352
                                ----------  ------------  ----------  -------------
Net increase (decrease) in
 Fund.........................  (5,369,789) $(57,881,513)  6,966,568  $  95,058,623
                                ==========  ============  ==========  =============

Morgan Stanley Capital Growth Securities
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                FOR THE PERIOD
                                  FOR THE YEAR ENDED OCTOBER 31,                JULY 28, 1997*
                           ---------------------------------------------           THROUGH
                            2001         2000         1999         1998        OCTOBER 31, 1997
                           ------       ------       ------       ------       ----------------
Class A Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....  $15.56       $16.91       $14.68       $18.75            $18.10
                           ------       ------       ------       ------            ------
Income (loss) from
 investment operations:
  Net investment loss....   (0.02)       (0.03)       (0.04)       (0.11)            (0.04)
  Net realized and
   unrealized gain
   (loss)................   (4.48)        3.11         3.98        (0.55)             0.69
                           ------       ------       ------       ------            ------
Total income (loss) from
 investment operations...   (4.50)        3.08         3.94        (0.66)             0.65
                           ------       ------       ------       ------            ------

Less distributions from
 net realized gain.......   (1.61)       (4.43)       (1.71)       (3.41)           -
                           ------       ------       ------       ------            ------

Net asset value, end of
 period..................  $ 9.45       $15.56       $16.91       $14.68            $18.75
                           ======       ======       ======       ======            ======
Total Return+............  (31.75)%      20.43%       29.74%       (2.84)%            3.59%(1)
Ratios to Average Net
 Assets:
Expenses.................    1.09%(3)     1.05%(3)     1.06%(3)     1.09%(3)          1.12%(2)
Net investment loss......   (0.14)%(3)   (0.21)%(3)   (0.28)%(3)   (0.69)%(3)        (0.82)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....  $3,427       $6,908       $5,212       $3,403            $1,684
Portfolio turnover
 rate....................     314%         376%         557%         230%              123%(1)


---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
FINANCIAL HIGHLIGHTS CONTINUED


                                              FOR THE YEAR ENDED OCTOBER 31,
                           --------------------------------------------------------------------
                             2001           2000           1999           1998          1997*
                           --------       --------       --------       --------       --------
Class B Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....  $  15.04       $  16.58       $  14.53       $  18.71       $  16.98
                           --------       --------       --------       --------       --------
Income (loss) from
 investment operations:
  Net investment loss....     (0.10)         (0.15)         (0.17)         (0.23)         (0.21)
  Net realized and
   unrealized gain
   (loss)................     (4.31)          3.04           3.93          (0.54)          4.68
                           --------       --------       --------       --------       --------
Total income (loss) from
 investment operations...     (4.41)          2.89           3.76          (0.77)          4.47
                           --------       --------       --------       --------       --------
Less distributions from
 net realized gain.......     (1.61)         (4.43)         (1.71)         (3.41)         (2.74)
                           --------       --------       --------       --------       --------

Net asset value, end of
 period..................  $   9.02       $  15.04       $  16.58       $  14.53       $  18.71
                           ========       ========       ========       ========       ========
Total Return+............    (32.31)%        19.50%         28.70%         (3.56)%        31.21%
Ratios to Average Net
 Assets:
Expenses.................      1.84%(1)       1.80%(1)       1.86%(1)       1.84%(1)       1.84%
Net investment loss......     (0.89)%(1)     (0.96)%(1)     (1.08)%(1)     (1.44)%(1)     (1.26)%
Supplemental Data:
Net assets, end of
 period, in thousands....  $287,635       $504,311       $469,991       $441,787       $522,276
Portfolio turnover
 rate....................       314%           376%           557%           230%           123%

---------------------

 * PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE, OTHER THAN SHARES THEN HELD BY CERTAIN EMPLOYEE BENEFIT PLANS, HAVE BEEN DESIGNATED AS CLASS B SHARES.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
FINANCIAL HIGHLIGHTS CONTINUED


                                                                                FOR THE PERIOD
                                  FOR THE YEAR ENDED OCTOBER 31,                JULY 28, 1997*
                           ---------------------------------------------           THROUGH
                            2001         2000         1999         1998        OCTOBER 31, 1997
                           ------       ------       ------       ------       ----------------
Class C Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....  $15.12       $16.64       $14.53       $18.71            $18.10
                           ------       ------       ------       ------            ------
Income (loss) from
 investment operations:
  Net investment loss....   (0.10)       (0.15)       (0.12)       (0.23)            (0.07)
  Net realized and
   unrealized gain
   (loss)................   (4.34)        3.06         3.94        (0.54)             0.68
                           ------       ------       ------       ------            ------
Total income (loss) from
 investment operations...   (4.44)        2.91         3.82        (0.77)             0.61
                           ------       ------       ------       ------            ------

Less distributions from
 net realized gain.......   (1.61)       (4.43)       (1.71)       (3.41)           -
                           ------       ------       ------       ------            ------

Net asset value, end of
 period..................  $ 9.07       $15.12       $16.64       $14.53            $18.71
                           ======       ======       ======       ======            ======
Total Return+............  (32.34)%      19.56%       29.17%       (3.56)%            3.37%(1)
Ratios to Average Net
 Assets:
Expenses.................    1.84%(3)     1.80%(3)     1.53%(3)     1.84%(3)          1.85%(2)
Net investment loss......   (0.89)%(3)   (0.96)%(3)   (0.75)%(3)   (1.44)%(3)        (1.54)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....  $1,608       $2,433         $692         $964              $389
Portfolio turnover
 rate....................     314%         376%         557%         230%              123%(1)

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
FINANCIAL HIGHLIGHTS CONTINUED


                                                                                   FOR THE PERIOD
                                    FOR THE YEAR ENDED OCTOBER 31,                 JULY 28, 1997*
                           ------------------------------------------------           THROUGH
                            2001         2000          1999          1998         OCTOBER 31, 1997
                           ------       -------       -------       -------       ----------------
Class D Shares++
Selected Per Share Data:
Net asset value,
 beginning of period.....  $15.72       $ 17.01       $ 14.73       $ 18.76            $ 18.10
                           ------       -------       -------       -------            -------
Income (loss) from
 investment operations:
  Net investment income
   (loss)................    0.03          0.01         (0.01)        (0.07)             (0.02)
  Net realized and
   unrealized gain
   (loss)................   (4.56)         3.13          4.00         (0.55)              0.68
                           ------       -------       -------       -------            -------
Total income (loss) from
 investment operations...   (4.53)         3.14          3.99         (0.62)              0.66
                           ------       -------       -------       -------            -------
Less distributions from
 net realized gain.......   (1.61)        (4.43)        (1.71)        (3.41)           -
                           ------       -------       -------       -------            -------

Net asset value, end of
 period..................  $ 9.58       $ 15.72       $ 17.01       $ 14.73            $ 18.76
                           ======       =======       =======       =======            =======
Total Return+............  (31.60)%       20.74%        30.00%        (2.59)%             3.65%(1)
Ratios to Average Net
 Assets:
Expenses.................    0.84%(3)      0.80%(3)      0.86%(3)      0.84%(3)           0.82%(2)
Net investment income
 (loss)..................    0.11%(3)      0.04%(3)     (0.08)%(3)    (0.44)%(3)         (0.50)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....  $2,093       $60,792       $39,785       $38,840            $36,863
Portfolio turnover
 rate....................     314%          376%          557%          230%               123%(1)

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Capital Growth Securities
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Capital Growth Securities:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Capital Growth Securities (the "Fund"), formerly Morgan Stanley Dean Witter Capital Growth Securities, including the portfolio of investments, as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Capital Growth Securities as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
DECEMBER 11, 2001

                      2001 FEDERAL TAX NOTICE (UNAUDITED)

       During the fiscal year ended October 31, 2001, the Fund paid to its shareholders $0.03 per share from long-term capital gains.

                  MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

                                    PART C
                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 27 of Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A, dated February 27, 2001, which was filed electronically pursuant to Regulation S-T on February 27, 2001 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-2978 and 2-66269).

ITEM 16. EXHIBITS

(1) Declaration of Trust dated April 6, 1987 (incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on February 23, 1996); Amendment to the Declaration of Trust Establishing and Designating Additional Classes of Shares of Registrant (incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on July 21, 1997; Amendment to the Declaration of Trust of the Registrant dated June 22, 1998 (incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 24, 1999); Amendment to the Declaration of Trust of the Registrant dated June 18, 2001 (incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 28, 2002).

(2) Amended and Restated By-Laws of the Registrant dated as of May 1, 1999 (incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 24 to the Registration Statement filed on April 27, 2000).

(3)  Not Applicable.

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)  Not Applicable.

(6) Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated May 1, 1998 (incorporated herein by reference to Exhibit 4 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 24, 1999).

(7) (a) Amended Distribution Agreement between Registrant and Morgan Stanley Distributors Inc. (incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 24, 1999).

     (b) Form of Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated January 4, 1993 (incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on February 23,
         1996).

     (c) Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998 (incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 24, 1999).

(8)  Not Applicable

(9) (a) Custody Agreement between the Registrant and The Bank of New York dated September 20, 1991 (incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on February 23, 1996); Amendment to the Custody Agreement between The Bank of New York and the Registrant (incorporated herein by reference to Exhibit 7(b) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on March 31, 1997); Amendment to the Custody Agreement between the Registrant and the Bank of New York dated June 15, 2001 (incorporated herein by reference to Exhibit 7(c) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 28, 2002).

     (b) Foreign Custody Manager Agreement between the Registrant and The Bank of New York dated June 15, 2001 (incorporated herein by reference to Exhibit 7(d) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 28, 2002).

     (b) Amended and Restated Transfer Agency and Services Agreement dated September 1, 2000 between the Registrant and Morgan Stanley Trust (incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on February 27, 2001).


(10) (a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated July 28, 1997 (incorporated herein by reference to Exhibit 13 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on July 21, 1997).

     (b) Morgan Stanley Funds Multiple Class Plan pursuant to Rule 18f-3 dated March 12, 2001 (incorporated herein by reference to Exhibit 14 of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 28, 2002).

(11) (a) Opinion and consent of Mayer, Brown, Rowe & Maw, filed herein.

     (b) Opinion and consent of Nutter, McClennen & Fish LLP, filed herein.


(12) Opinion and consent of Mayer, Rowe & Maw regarding tax matters, filed herein.

(13) Form of Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. (incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 24, 1999).

(14) Consent of Independent Auditors, filed herein.

(15) Not Applicable.

(16) Powers of Attorney, filed herein.

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended December 31, 2000 (incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on February 12, 2001).

     (b) Form of Proxy.

     (c) Voting Information Card.

ITEM 17. UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on this 8th day of March, 2002.


                             MORGAN STANLEY AMERICAN OPPORTUNITIES FUND


                             By: /s/ Barry Fink
                                ...............................................
                                Barry Fink
                                Vice President and Secretary


     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated

           SIGNATURE                              TITLE                        DATE
------------------------------   --------------------------------------   --------------
1. Principal Executive Officer

  /s/ Charles A. Fiumefreddo     Chief Executive Officer, Trustee and     March 8, 2002
  ...........................    Chairman
  Charles A. Fiumefreddo


2. Principal Financial Officer
                                                                          March 8, 2002
  /s/ Thomas F. Caloia           Treasurer and Principal Accounting
  ...........................    Officer
  Thomas F. Caloia

3. Majority of the Trustees
                                 Trustee                                  March 8, 2002

  /s/ Michael Bozic
  ...........................
  Michael Bozic


  /s/ Edwin J. Garn              Trustee                                  March 8, 2002
  ...........................
  Edwin J. Garn


  /s/ Wayne E. Hedien            Trustee                                  March 8, 2002
  ...........................
  Wayne E. Hedien


  /s/ James F. Higgins           Trustee                                  March 8, 2002
  ...........................
  James F. Higgins


  /s/ Manuel H. Johnson          Trustee                                  March 8, 2002
  ...........................
  Manuel H. Johnson


  /s/ Philip J. Purcell          Trustee                                  March 8, 2002
  ...........................
  Philip J. Purcell

           SIGNATURE                              TITLE                        DATE
------------------------------   --------------------------------------   --------------
  /s/ Michael E. Nugent          Trustee                                  March 8, 2002
  ....................
  Michael E. Nugent


  /s/ John L. Schroeder          Trustee                                  March 8, 2002
  ....................
  John L. Schroeder

                   MORGAN STANLEY AMERICAN OPPORTUNITIES FUND

                                  EXHIBIT INDEX


11(a)   Opinion and Consent of Mayer, Brown Rowe & Maw LLP

11(b)   Opinion and Consent of Nutter, McClennon & Fish LLP

12      Opinion and Consent of Mayer, Brown Rowe & Maw LLP regarding tax matters

14      Consent of Independent Auditors

16      Powers of Attorney

17      Proxy Card